UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22991

Name of Fund: BlackRock Science and Technology Trust (BST)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Resources &

Commodities Strategy Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Global Opportunities Equity Trust (BOE)

BlackRock Health Sciences Trust (BME)

BlackRock International Growth and Income Trust (BGY)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

June 30, 2016

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.148537	—	—	$0.381863	$0.530400	28%	0%	0%	72%	100%
CII*	$0.060081	—	—	$0.539919	$0.600000	10%	0%	0%	90%	100%
BDJ*	$0.080775	—	—	$0.199425	$0.280200	29%	0%	0%	71%	100%
BOE*	$0.046145	—	—	$0.535855	$0.582000	8%	0%	0%	92%	100%
BME	$0.017136	$0.172293	$1.010571	—	$1.200000	1%	15%	84%	0%	100%
BGY*	$0.052261	—	—	$0.241739	$0.294000	18%	0%	0%	82%	100%
BCX*	$0.079040	—	—	$0.230360	$0.309400	26%	0%	0%	74%	100%
BST*	$0.002749	—	—	$0.597251	$0.600000	0%	0%	0%	100%	100%
BUI*	$0.244966	—	$0.021682	$0.459352	$0.726000	34%	0%	3%	63%	100%

*	Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distribute the following fixed amounts per share on a monthly basis as of June 30, 2016:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	$0.1000
BDJ	$0.0467
BOE	$0.0970
BME	$0.2000
BGY	$0.0490
BCX	$0.0446
BST	$0.1000
BUI	$0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	SEMI-ANNUAL REPORT	JUNE 30, 2016

SEMI-ANNUAL REPORT	JUNE 30, 2016	3

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets, the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

SEMI-ANNUAL REPORT	JUNE 30, 2016	5

Trust Summary as of June 30, 2016	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($ 14.20)[1]	6.56%
Current Monthly Distribution per Common Share[2]	$0.0776
Current Annualized Distribution per Common Share[2]	$0.9312

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR[1,2]	18.02%	14.30%
Lipper Natural Resources Funds[3]	22.22%	19.55%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

After experiencing a significant downturn in 2015, natural resources stocks staged a sizable rally in the first half of this year. An improving balance of supply and demand, together with the increasingly accommodative monetary policies of the world’s central banks, led to a rebound in commodity prices and fueled strong gains across the natural resources sector.

•

The Trust’s position in the U.S. exploration & production (E&P) company ConocoPhillips, which lagged following its announcement of a dividend cut early in the year, was among the largest detractors from performance. The Trust’s position in U.S. E&P Devon Energy Corp. was also a key detractor. The stock underperformed after the company announced it had agreed to acquire $1.9 billion of Woodford shale assets from a private E&P company. While the investment advisor believed the deal was strategically sensible for Devon Energy, the market became concerned about the debt burden the company took on to finance the deal.

•

Royal Dutch Shell PLC and BG Energy Holdings Ltd. completed a merger in February, whereby the Trust’s position in the latter stock contributed positively. Natural gas stocks, particularly those with assets based in the Marcellus shale also performed well during the period. These producers, which included Trust holdings such as Cabot Oil & Gas Corp. and EQT Corp., benefited from colder weather earlier in the period. In addition, a number of pipeline projects came online, leading to a narrowing of the price gap between the Henry Hub gas price (priced in Louisiana) and the Leidy Hub gas price (priced in Pennsylvania).

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy had a negative impact on performance given the strength in the overall sector.

Describe recent portfolio activity.

•

After having maintained an underweight position in refining stocks for much of 2015, the investment advisor moved to reduce this underweight at the beginning of the period by adding positions in Valero Energy Corp. and Tesoro Corp., both of which have benefited from strong U.S. gasoline consumption.

•

The Trust sold out of the U.S.-based E&P Carrizo Oil & Gas Inc. and California Resources Corp. based on their relative valuations. The Fund also rotated its exposure within the oil services industry, exiting Halliburton Co. and initiating a position in Baker Hughes, Inc. In addition, the Trust reduced its position in the European integrated oil producer Total SA on the basis of its relative valuation.

Describe portfolio positioning at period end.

•

The Trust’s higher-quality bias translated to an emphasis on producers with low-cost assets, the ability and willingness to reduce costs, and the financial flexibility to adapt to low oil prices. This approach led the investment advisor to favor certain independent E&P stocks over integrated producers. Companies in the former group tend to have lower-cost assets, and they continued to demonstrate an ability to innovate and reduce costs. The Trust was underweight in the oil services sub-sector, reflecting the investment advisor’s view that industry remained under pressure from producers’ effort to scale back spending.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Energy and Resources Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$14.20	$12.53	13.33%	$14.60	$10.05
Net Asset Value	$15.42	$14.05	9.75%	$15.68	$11.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16

Exxon Mobil Corp.	12%
Royal Dutch Shell PLC, A Shares - ADR	8
Chevron Corp.	6
Schlumberger Ltd.	6
Occidental Petroleum Corp.	5
ConocoPhillips	5
BP PLC	5
EOG Resources, Inc.	4
Royal Dutch Shell PLC, A Shares	4
Phillips 66	4

*	Excludes option positions and money market funds.

Industry Allocation	6/30/16	12/31/15
Oil, Gas & Consumable Fuels	91%	93%
Energy Equipment & Services	9%	7%

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2016	7

Trust Summary as of June 30, 2016	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to achieve its investment policy by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($13.45)[1]	8.92%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII[1,2]	(0.52)%	(1.44)%
S&P 500® Index	N/A	3.84%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The Trust generated a negative return through its stock selection across several sectors, in particular financials, consumer discretionary and health care. An underweight to telecommunication (telecom) services and utilities also weighed on results.

•

Financials was the prime detractor from relative performance. Bank holdings, including Bank of America Corp. and Citigroup Inc., underperformed early in 2016 on speculation that low commodity prices would weigh further on inflation expectations and credit markets. At the same time, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports. More recently, the group experienced weakness as the Brexit result exacerbated the concern around lower long-term rates and the perpetual Fed waiting game. Elsewhere in the sector, insurance was a drag, as was an underweight to real estate investment trusts (REITs).

•

Cruise operator Carnival Corp. and auto components holding Lear Corp. were the top detractors in consumer discretionary. Carnival underperformed as rising oil prices are expected to modestly pressure the company’s near-term earnings. At the same time, recent terrorist incidents have continued to weigh on US-sourced demand for European cruises. Lear underperformed on concerns around peaking domestic auto sales.

•

Within health care, the position in Teva Pharmaceutical Industries Ltd. weighed on results. The broader generics space has been under extreme pressure, with rival companies seeing high rates of deflation in their businesses, which has caused contagion to Teva. Concerns that the acquisition of Allergan’s generics unit will be delayed also dampened sentiment for the shares, though the timing has little fundamental impact as long as the deal closes.

•

Finally, the Trust’s long-standing underweight to defensive stocks, especially telecom services and utilities, proved disadvantageous in the six months. The sectors significantly outperformed amid the broad flight to safety in the period, with investors’ search for yield in the ongoing low interest rate environment lending additional support.

•

On the positive side, select holdings within the consumer sectors added value. Media name Comcast Corp. outperformed on better than expected earnings results. The company delivered the best subscriber growth numbers (in both Video and High Speed Data) in over eight years, confirming it is gaining share despite fears that competition from over-the-top (internet-based distribution) is driving accelerated “cord cutting”. In addition, Comcast’s operations, profits and free cash flow generation were increasingly attractive to investors seeking stability and total yield. Tobacco holding Altria Group Inc. gained as the company delivered solid earnings upside and maintained 2016 earnings growth guidance of 7-9%. The stock was also a beneficiary of the broader flight to high-yielding dividend growers in the period.

•

Additional contributions came from managed-care holdings UnitedHealth Group Inc. and Aetna Inc. Managed-care stocks broadly performed well on continued strong fundamentals. The companies appear to be managing cost trends well, and pricing remains solid in the majority of businesses. Though the healthcare exchanges continue to struggle, UnitedHealth has almost entirely withdrawn from these markets and Aetna has made a number of changes, including significantly raising prices, which should stabilize the business and remove this headwind. Positive developments in its services arm, Optum, further supported UnitedHealth shares as the unit won several high-profile contracts from CVS, aided by its new partnership with Walgreens Boots Alliance. Meanwhile, anticipation around the closing of its proposed merger with Humana further supported Aetna shares in the period (albeit sentiment reversed in July amid renewed uncertainty of the acquisition receiving regulatory approval).

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the reporting period.

8	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Enhanced Capital and Income Fund, Inc.

Performance and Portfolio Management Commentary (concluded)

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Trust’s exposure to the industrials and consumer staples sectors increased, largely with respect to aerospace & defense, airlines and food & staples retailing. The primary reductions were made in financials, namely banks and insurance, and consumer discretionary, in particular internet & catalog retail.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Trust ended the period with its largest sector overweights in IT, consumer discretionary and health care. The Trust’s most notable underweights were in telecommunication services, utilities and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$13.45	$14.14	(4.88)%	$14.14	$11.62
Net Asset Value	$14.24	$15.11	(5.76)%	$15.11	$13.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16
Apple, Inc.	4%
Alphabet, Inc., Class A	4
JPMorgan Chase & Co.	3
Comcast Corp., Class A	3
Microsoft Corp.	3
Bank of America Corp.	3
CVS Health Corp.	3
Altria Group, Inc.	3
Aetna, Inc.	3
Pfizer, Inc.	3

*	Excludes option positions and money market funds.

Sector Allocation	6/30/16	12/31/15
Information Technology	24%	23%
Health Care	17	18
Consumer Discretionary	16	17
Financials	16	18
Consumer Staples	9	8
Industrials	8	7
Energy	6	5
Materials	3	3
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2016	9

Trust Summary as of June 30, 2016	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($ 7.88)[1]	7.11%
Current Monthly Distribution per Common Share[2]	$0.0467
Current Annualized Distribution per Common Share[2]	$0.5604

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ[1,2]	7.45%	4.01%
Russell 1000® Value Index	N/A	6.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The largest detractor from relative performance came from a combination of stock selection and portfolio allocation decisions in the financials sector. Falling U.S. interest rates negatively impacted overweight positions in life insurers MetLife, Inc. and Prudential Financial, Inc. as well as overweights in banks, notably Citigroup, Inc., Wells Fargo & Co. and JPMorgan Chase & Co. An underweight to real estate investment trusts also weighed on relative returns within the sector. Elsewhere, stock selection in consumer staples hindered relative performance as the grocery store operator Kroger Co. lagged due in part to concerns that food price deflation could hurt the company’s same-store sales. Additionally, stock selection in the materials and information technology sectors detracted from relative returns.

•	The largest contribution to relative performance for the six-month period came from stock selection in the consumer discretionary sector. Notably, the non-benchmark holding Dollar General Corp. outperformed its peers after exceeding consensus earnings estimates during successive quarters. The company has benefited from same-store sales gains and new store productivity. In industrials, a combination of stock selection and an overweight in the aerospace & defense industry boosted relative performance, as did the Trust’s non-benchmark holding United Parcel Service, Class B. Lastly, stock selection in the utilities sector outperformed the benchmark for the period.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative effect on performance.

Describe recent portfolio activity.

•

During the six-month period, the Trust’s exposure to the information technology and energy sectors was increased. Within technology, the Trust initiated a new position in QUALCOMM Inc., and added to holdings in Oracle Corp. and Samsung Electronics Co. Ltd. Within energy, the Trust initiated new positions in Hess Corp., Suncor Energy, Inc., Marathon Petroleum Corp. and Anadarko Petroleum Corp. Conversely, the Trust’s allocation to the financials sector was reduced through the elimination of a position in Chubb Ltd., as well as by trimming exposure to Citigroup, Inc., JPMorgan Chase & Co. and Wells Fargo & Co. The Trust reduced its consumer staples allocation by exiting positions in Kimberly-Clark Corp. and General Mills, Inc., as well as by trimming its holdings in Procter & Gamble Co.

Describe portfolio positioning at period end.

•

The Trust’s largest overweight positions were in the health care, consumer discretionary and industrials sectors. Conversely, the Trust’s largest underweights were in the financials, energy and telecommunication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$7.88	$7.61	3.55%	$7.89	$6.42
Net Asset Value	$8.72	$8.70	0.23%	$8.80	$7.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16
General Electric Co.	3%
JPMorgan Chase & Co.	3
Pfizer, Inc.	3
Wells Fargo & Co.	3
Exxon Mobil Corp.	3
Intel Corp.	3
Dollar General Corp.	2
Merck & Co., Inc.	2
Occidental Petroleum Corp.	2
Bank of America Corp.	2

*	Excludes option positions and money market funds.

Sector Allocation	6/30/16	12/31/15
Financials	24%	27%
Health Care	15	14
Industrials	12	14
Energy	12	9
Information Technology	10	7
Consumer Staples	8	10
Consumer Discretionary	8	7
Utilities	6	6
Materials	3	4
Telecommunication Services	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2016	11

Trust Summary as of June 30, 2016	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($11.85)[1]	9.82%
Current Monthly Distribution per Common Share[2]	$0.097
Current Annualized Distribution per Common Share[2]	$1.164

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution rate per common share, declared on July 1, 2016, was decreased to $0.078 per share. The current distribution rate on closing market price, current monthly distribution per Common Shares and current annualized distribution per Common Share do not reflect this new distribution rate. The distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE[1,2]	(2.41)%	(1.70)%
MSCI All Country World Index	N/A	1.23%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Stock selection decisions in the internet software & services sub-industry of the information technology (“IT”) sector led detractors. In particular, the Trust’s position in Hortonworks, Inc. weighed on returns after investors rotated out of higher growth names for what they perceived as safer relative investments during the first quarter of 2016. The Trust sold the position during the period and rotated into more attractive opportunities. Stock selection in the construction machinery & heavy trucks sub-industry of the industrials sector was the next largest detractor. In particular, global growth concerns centered around China-based manufacturing, impacted the Trust’s position in CRRC Corp. Ltd. The Trust exited its position.

•	The Trust’s underweight positioning within the automobile manufacturers sub-industry of the consumer discretionary sector led gains for the period after the group traded broadly lower. The investment advisor believes that global growth concerns could continue to hamper demand within the automobile manufacturers sub-industry, and the Trust remains underweight there. The other notable contributor to relative returns came from stock selection decisions within the oil & gas exploration & production sub-industry of the energy sector after the Trust’s position in Encana Corp. traded higher helped by recent increases in the price of oil.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

The Trust trimmed positions within the industrials and health care sectors, while increasing exposure to the consumer staples and materials sectors. Regionally, these sector decisions resulted in increased exposure to Europe and the Pacific Basin, and decreased exposure to the emerging markets.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period with its largest overweight positions in the IT and consumer staples sectors, and underweight positions in the financials and industrials sectors. Regionally, this resulted in overweight positions in Europe, and underweights in the emerging markets, North America and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Global Opportunities Equity Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$11.85	$12.76	(7.13)%	$12.76	$10.37
Net Asset Value	$13.33	$14.25	(6.46)%	$14.25	$12.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16

Anheuser-Busch InBev SA	3%
McDonald’s Corp.	2
Alphabet, Inc., Class C	2
Unilever PLC	2
Apple, Inc.	1
Boston Scientific Corp.	1
Fairfax Financial Holdings Ltd.	1
Hartford Financial Services Group, Inc.	1
Medtronic PLC	1
Facebook, Inc., Class A	1

*	Excludes option positions and money market funds.

Geographic Allocation	6/30/16	12/31/15
United States	54%	53%
United Kingdom	11	14
Japan	5	5
Belgium	3	2
Switzerland	3	2
India	3	3
Italy	2	1
Netherlands	2	1
China	2	3
Taiwan	2	1
Canada	1	2
Spain	1	2
France	1	2
Other[1]	10	9

[1]

Other includes a 1% holding or less in each of the following countries; Australia, Germany, Hong Kong, Indonesia, Ireland, Israel, Mexico, New Zealand, Norway, Portugal, Peru, South Africa, South Korea, Sweden and Thailand.

SEMI-ANNUAL REPORT	JUNE 30, 2016	13

Trust Summary as of June 30, 2016	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($35.62)[1]	6.74%
Current Monthly Distribution per Common Share[2]	$0.20
Current Annualized Distribution per Common Share[2]	$2.40

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME[1,2]	(6.25)%	(3.11)%
Russell 3000® Healthcare Index	N/A	(1.44)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Health care stocks posted a loss and underperformed the broader U.S. equity market during the first half of 2016. Investors’ gravitation to value stocks, together with concerns about increased government scrutiny on drug-pricing practices and tax-inversion transactions, weighed on the performance of the biotechnology and pharmaceutical industries.

•

The Trust’s negative return was largely driven by its positions in the biotechnology industry. General market weakness and heightened risk aversion in January and February pressured the performance of the Trust’s higher-beta, small- to medium-capitalization holdings in the industry. In addition, positions in a number of large-cap biotechnology holdings — including Celgene Corp., Alexion Pharmaceuticals, Inc., Gilead Sciences, Inc. and Biogen, Inc. — weighed on absolute performance. The Fund’s allocation to the pharmaceuticals sub-sector also hampered performance due to the weak showing of several holdings in specialty pharmaceutical area, such as Allergan PLC, Teva Pharmaceutical Industries Ltd., Mylan NV and Shire PLC.

•

The medical devices & supplies sub-sector was the largest contributor to performance. Many of the Trust’s holdings in the health care equipment industry reported solid financial results, including Boston Scientific Corp., Medtronic PLC, Stryker Corp., Edwards Lifesciences Corp., C.R. Bard, Inc., St. Jude Medical, Inc. and Becton, Dickinson & Co. The health care providers & services sub-sector also contributed to results, led by the robust gain for UnitedHealth Group, Inc.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. Given the negative absolute performance for the health care sector, written individual stock options made a positive contribution to returns.

Describe recent portfolio activity.

•

The Trust reduced its allocations to the biotechnology and pharmaceutical sub-sectors, while it boosted its weightings in the medical devices & supplies and health care providers & services sub-sectors. These allocations were the by-product of the Trust’s bottom-up, fundamental investment process.

Describe portfolio positioning at period end.

•	Believing political rhetoric will continue to fuel volatility in the healthcare sector through the U.S. elections, the investment advisor sought to build a balanced and broadly diversified portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Health Sciences Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$35.62	$39.35	(9.48)%	$39.98	$29.86
Net Asset Value	$33.84	$36.17	(6.44)%	$36.17	$30.37

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16
UnitedHealth Group, Inc.	6%
Medtronic PLC	6
Boston Scientific Corp.	5
Amgen, Inc.	4
Eli Lilly & Co.	3
Allergan PLC	3
Johnson & Johnson	3
Pfizer, Inc.	3
Anthem, Inc.	3
Stryker Corp.	2

*	Excludes option positions and money market funds.

Industry Allocation	6/30/16	12/31/15
Pharmaceuticals	27%	29%
Health Care Equipment & Supplies	27	17
Health Care Providers & Services	23	18
Biotechnology	19	33
Life Sciences Tools & Services	2	2
Health Care Technology	1	—
Electronic Equipment, Instruments & Components	1	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2016	15

Trust Summary as of June 30, 2016	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($5.75)[1]	10.23%
Current Monthly Distribution per Common Share[2]	$0.049
Current Annualized Distribution per Common Share[2]	$0.588

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution rate per common share, declared on July 1,2016, was decreased to $0.038 per share. The current distribution rate on closing market price, current monthly distribution per Common Shares and current annualized distribution per Common Share do not reflect this new distribution rate. The distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY[1,2]	(3.08)%	(3.61)%[3]
MSCI All Country World Index ex-US	N/A	(1.02)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]

Performance results do not reflect adjustments related to valuation and income recognition for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differ from the return reported in the Financial Highlights on page 124.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The Trust’s underweight positioning in the gold sub-industry of the materials sector led detractors for the period. Despite a technical bounce-back in gold prices, the Trust remains structurally underweight there because of demand concerns from China, which drove the most recent downward market cycle. Stock selection in the construction machinery & heavy trucks sub-industry of the industrials sector was the next largest detractor. There, global growth worries, particularly regarding manufacturing based in China, negatively impacted the Trust’s position in CRRC Corp. Ltd. The Trust exited its position.

•

The Trust’s underweight position within the automobile manufacturers sub-industry of the consumer discretionary sector led gains for the period after the group traded broadly lower. The investment advisor believes that global growth concerns could continue to hamper demand, and the Trust remains underweight to the sub-industry. The other notable contributor was the Trust’s cash position, which served as a buffer during periods of market volatility over the six-month period.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

During the six-month period, the Trust trimmed positions in the industrials and consumer discretionary sectors and increased exposure in the consumer staples and energy sectors. Regionally, these sector decisions resulted in increased exposure to Europe and reduced exposure to the emerging markets.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index ex-US, the Trust ended the period with overweight positions in the consumer staples and telecommunication services sectors, and underweights in materials and industrials. Regionally, the Trust remains overweight in Europe and North America, and underweight in the Pacific Basin and emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock International Growth and Income Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$5.75	$6.24	(7.85)%	$6.24	$5.23
Net Asset Value	$6.36	$6.94	(8.36)%	$6.94	$5.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16
Anheuser-Busch InBev SA	3%
WisdomTree Japan Hedged Equity Fund	3
Nestle SA	3
AstraZeneca PLC	3
Roche Holding AG	3
Royal Dutch Shell PLC, B Shares	2
Imperial Brands PLC	2
Unilever PLC	2
BAE Systems PLC	2
Sumitomo Mitsui Financial Group, Inc.	2

*	Excludes option positions and money market funds.

Geographic Allocation	6/30/16	12/31/15
United Kingdom	22%	25%
Switzerland	8	9
Japan	7	9
France	7	6
Netherlands	5	3
India	5	5
United States	5	4
Canada	5	4
Belgium	4	2
China	4	5
Italy	4	4
Germany	3	4
Ireland	2	4
Other[1]	19	16

[1]

Other includes a 2% holding or less in each of the following countries; Australia, Taiwan, Ireland, South Korea, Norway, Hong Kong, Spain, Mexico, Sweden, Indonesia, Portugal, South Africa, Denmark, New Zealand, Israel, Thailand and Philippines.

SEMI-ANNUAL REPORT	JUNE 30, 2016	17

Trust Summary as of June 30, 2016	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($7.70)[1]	6.95%
Current Monthly Distribution per Common Share[2]	$0.0446
Current Annualized Distribution per Common Share[2]	$0.5352

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX[1],2	13.08%	15.67%
Lipper Natural Resources Funds[3]	22.22%	19.55%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

After experiencing a significant downturn in 2015, natural resources stocks staged a sizable rally in the first half of this year. An improving balance of supply and demand, together with the increasingly accommodative monetary policies of the world’s central banks, led to a rebound in commodity prices and fueled strong gains across the natural resources sector.

•

The Trust’s position in the U.S. exploration & production (E&P) company ConocoPhillips, which lagged following its announcement of a dividend cut early in the year, was among the largest detractors from performance.

•	The fertilizer producers CF Industries Holding, Inc. and OCI NV abandoned their proposed merger speculation due to the U.S. government’s crackdown on “tax inversion” transactions. The Trust’s position in CF Industries, which came under pressure on this news, detracted from performance.

•

The Trust’s position in the copper producer First Quantum Minerals Ltd. was also a top contributor in the semi-annual period. The company announced the sale of its Kevitsa mine for a price that exceeded the market’s expectations. The investment advisor believes the sale helps illustrate the company’s progress in improving its balance sheet.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy had a negative impact on performance given the strength in the overall sector.

Describe recent portfolio activity.

•

Early in the period, the investment advisor increased the Trust’s exposure to gold mining stocks on the strength of an increasingly positive outlook for the industry. In addition, it initiated a position in the food processing company Ingredion, Inc. on the basis of its positive view regarding the company’s specialty ingredients business. The Trust also exited its position in the European integrated oil producer Total SA based on its relative valuation, and it rotated the proceeds into Royal Dutch Shell PLC.

Describe portfolio positioning at period end.

•	The agriculture sector was the Trust’s largest allocation, followed by energy and metals & mining stocks, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Resources & Commodities Strategy Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$7.70	$7.11	8.30%	$7.92	$5.57
Net Asset Value	$9.25	$8.35	10.78%	$9.41	$7.07

Market Price and Net Asset Value History Since Inception

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16
Monsanto Co.	7%
Royal Dutch Shell PLC, A Shares - ADR	6
Exxon Mobil Corp.	6
Syngenta AG	4
Newcrest Mining Ltd.	3
Barrick Gold Corp.	3
Rio Tinto PLC - ADR	3
International Paper Co.	3
Potash Corp. of Saskatchewan, Inc.	2
ConocoPhillips	2

*	Excludes option positions and money market funds.

Industry Allocation	6/30/16	12/31/15
Oil, Gas & Consumable Fuels	31%	34%
Metals & Mining	29	32
Chemicals	17	14
Food Products	11	10
Containers & Packaging	6	2
Energy Equipment & Services	3	1
Paper & Forest Products	2	3
Food & Staples Retailing	1	1
Other[2]	—	3

[2]	Other includes less than 1% in each of the following industries; Real Estate Investment Trusts (REITs), Water Utilities, Multi-Utilities and Independent Power and Renewable Electricity.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2016	19

Trust Summary as of June 30, 2016	BlackRock Science and Technology Trust

Trust Overview

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($16.50)[1]	7.27%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST[1,2]	(1.11)%	(1.15)%
MSCI World Information Technology Index	N/A	(1.59)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Stock selection within the real estate industry led gainers for the period, driven by the Trust’s position in Digital Realty Trust, Inc., which manages technology-based real estate, as the company reported strong financial results. The Trust trimmed the position on strength but still holds the name. Also within real estate, the Trust’s position in Equinix, Inc., a global data center company, traded higher after reporting strong earnings. The Trust added to the position during the period given positive industry trends and the company’s specific competitive advantages.

•

Conversely, stock selection in the semiconductor industry detracted due to the Trust’s position in Macom Technology Solutions, Inc., which sold off following the surprise outcome of the U.K.’s referendum on European Union membership. The Trust’s position in Imperva, Inc. was another large detractor after the company reported a weaker-than-expected earnings forecast. Given a more challenging environment for both of these companies, the Trust reduced the positions.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on relative returns.

Describe recent portfolio activity.

•

Over the six-month period, the Trust trimmed exposure within the software & services and telecommunication services industries and increased exposure to semiconductors & semiconductor equipment. Regionally, these transactions resulted in decreased exposure to Europe and the emerging markets and additional exposure to the Pacific Basin and North America.

Describe portfolio positioning at period end.

•

The Trust held its largest allocation within the software & services sector, particularly idiosyncratic opportunities in the internet software & services and data processing & outsourced services sub-industries. The Trust also held large positions in more stable cash flow businesses within the semiconductor & semiconductor equipment and technology hardware & equipment industries. Regionally, the Trust maintained most of its exposure in North America, followed by smaller weights in the emerging markets, the Pacific Basin and Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Science and Technology Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$16.50	$17.31	(4.68)%	$17.31	$14.01
Net Asset Value	$18.78	$19.71	(4.72)%	$19.71	$16.52

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16
Alphabet, Inc., Class A	7%
Microsoft Corp.	5
Amazon.com, Inc.	5
Facebook, Inc., Class A	5
Apple, Inc.	5
Tencent Holdings Ltd.	4
Visa, Inc., A Shares	3
Broadcom Ltd.	2
Equinix, Inc.	2
MasterCard, Inc., Class A	2

*	Excludes option positions and money market funds.

Industry Allocation	6/30/16	12/31/15
Internet Software & Services	24%	26%
Software	18	20
Semiconductors & Semiconductor Equipment	14	11
IT Services	11	13
Internet & Catalog Retail	9	6
Real Estate Investment Trusts (REITs)	6	5
Technology Hardware, Storage & Peripherals	5	7
Media	4	5
Electronic Equipment, Instruments & Components	3	1
Diversified Telecommunication Services	1	2
Other[2]	5	4

[2]

Other includes a 1% holding or less in each of the following industries; Hotels, Restaurants & Leisure, Household Durables, Diversified Financial Services, Automobiles, Communications Equipment, Professional Services and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2016	21

Trust Summary as of June 30, 2016	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($20.37)[1]	7.13%
Current Monthly Distribution per Common Share[2]	$0.121
Current Annualized Distribution per Common Share[2]	$1.452

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI[1,2]	26.23%	12.36%
Lipper Utility Funds[3]	20.89%	17.96%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest detractors from absolute returns were the Trust’s positions in construction & engineering and transportation infrastructure. Broadly, European construction and infrastructure companies underperformed after the U.K. vote to exit from the European Union (“Brexit”), given the political and economic uncertainty resulting from the referendum. Notable detractors from performance included Ferrovial SA, a Spanish construction operator which specializes in large infrastructure projects, and Atlantia SpA, which constructs and manages airports and highways in Italy and abroad. Lastly, infrastructure operators in France, including Groupe Eurotunnel SA and Aéroports de Paris, also negatively impacted returns for the period.

•

Utilities performed strongly during the semiannual period, as central bank policy decisions and historically low U.S. interest rates created a strong demand for higher-yielding equities. The Trust’s exposure to the electric utilities industry was the largest contributor to performance, led by regulated utility operators NextEra Energy, Inc., Duke Energy Corp., and Exelon Corporation. The Trust’s exposure to the multi-utilities industry also benefited performance, as CMS Energy Corporation and Dominion Resources Inc. performed strongly. Finally, the Trust’s exposure to master limited partnerships (“MLPs”) within the energy sector contributed positively, led by pipeline operators Enbridge Inc. and Enterprise Products Partners LP.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on returns for the period.

Describe recent portfolio activity.

•

Consistent with the Trust’s long-term investment horizon, few changes were made to the portfolio’s sector and industry allocations during the six-month period. Within the utilities sector, the Trust reduced exposure to strong performers and reallocated capital to investments viewed as more attractively priced. Notably, the Trust exited its position in utilities operator ITC Holdings Corp. and trimmed its position in WEC Energy Group Inc. on the basis of valuation. Proceeds from these transactions were used to increase exposure to CMS Energy Corporation, NextEra Energy, Inc., and Sempra Energy. Lastly, the Trust exited its position in telecommunications operator Frontier Communications Corporation, and initiated a new position in tower operator Crown Castle International Corporation during the period.

Describe portfolio positioning at period end.

•

At period end, the utilities sector accounted for approximately 57% of the Trust’s assets, with holdings concentrated in U.S. electric and multi-utilities. Against a backdrop of historically low interest rates, the demand for equity yield has led to valuations for U.S. utilities that are high relative to their historical levels, placing even greater importance on stock selection. As such, the Trust was focused on owning companies with strong management teams that offer the potential for above-sector growth in earnings and dividends. The Trust had a preference for regulated utilities over their non-regulated counterparts given their existing barriers to entry, strong balance sheets, and lower sensitivity to commodity prices.

•

Additionally, over 40% of the Trust’s assets were in global infrastructure operators and MLPs at period end, based on the healthy dividend yields and potential long-term capital growth they offer, along with diversification across geographies, economies and industries globally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	SEMI-ANNUAL REPORT	JUNE 30, 2016

BlackRock Utility and Infrastructure Trust

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$20.37	$16.78	21.39%	$20.40	$14.80
Net Asset Value	$21.07	$19.50	8.05%	$21.07	$17.98

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/16
NextEra Energy, Inc.	6%
CMS Energy Corp.	6
Dominion Resources, Inc.	5
Duke Energy Corp.	4
American Water Works Co., Inc.	4
Atlantia SpA	3
Public Service Enterprise Group, Inc.	3
Exelon Corp.	3
Transurban Group	3
Sempra Energy	3

*	Excludes option positions and money market funds.

Industry Allocation	6/30/16	12/31/15
Electric Utilities	25%	23%
Multi-Utilities	22	20
Oil, Gas & Consumable Fuels	19	21
Transportation Infrastructure	15	17
Independent Power and Renewable Electricity Producers	4	5
Water Utilities	4	4
Construction & Engineering	3	4
Real Estate Investment Trusts (REITs)	3	3
Gas Utilities	2	2
Diversified Telecommunication Services	2	—
Other[2]	1	1

[2]	Other includes a 1% holding or less in each of the following industries; Road & Rail.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2016	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 8.8%
Baker Hughes, Inc. (a)	290,600	$13,114,778
Schlumberger Ltd. (a)	346,924	27,434,750

		40,549,528
Oil, Gas & Consumable Fuels — 88.1%
Anadarko Petroleum Corp. (a)	276,483	14,722,720
BP PLC	3,481,200	20,377,368
Cabot Oil & Gas Corp. (a)(b)	274,700	7,070,778
Cairn Energy PLC (c)	1,818,476	5,057,332
Chevron Corp. (a)	277,700	29,111,291
Cimarex Energy Co. (a)	98,550	11,758,986
ConocoPhillips (a)	504,650	22,002,740
Devon Energy Corp. (a)	231,500	8,391,875
Enbridge, Inc. (a)	303,100	12,840,019
Encana Corp. (a)	755,100	5,873,877
Eni SpA	533,450	8,592,408
EOG Resources, Inc. (a)	242,700	20,246,034
EQT Corp. (a)	128,300	9,934,269
Exxon Mobil Corp. (a)(b)	574,300	53,834,882
Hess Corp. (a)	207,300	12,458,730
Kosmos Energy Ltd. (c)	676,807	3,688,598
Lundin Petroleum AB (c)	240,377	4,380,419
Marathon Oil Corp. (a)	674,950	10,131,000
Noble Energy, Inc. (a)	197,892	7,098,386
Occidental Petroleum Corp. (a)	292,800	22,123,968
Oil Search Ltd.	1,648,963	8,326,561
Phillips 66 (a)	201,800	16,010,812
Pioneer Natural Resources Co. (a)	90,000	13,608,900
Royal Dutch Shell PLC, A Shares	717,198	19,698,061

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, A Shares — ADR (a)	619,100	$34,186,702
Tesoro Corp. (a)	46,850	3,510,002
TOTAL SA	4,765	228,512
TransCanada Corp. (a)	248,100	11,226,383
Valero Energy Corp. (a)	164,250	8,376,750

		404,868,363
Total Long-Term Investments (Cost — $437,147,378) — 96.9%		445,417,891

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	21,613,354	21,613,354
Total Short-Term Securities (Cost — $21,613,354) — 4.7%		21,613,354
Total Investments Before Options Written (Cost — $458,760,732) — 101.6%		467,031,245

Options Written
(Premiums Received — $4,182,881) — (1.4)%		(6,247,202)
Total Investments Net of Options Written — 100.2%		460,784,043
Liabilities in Excess of Other Assets — (0.2)%		(938,940)

Net Assets — 100.0%		$459,845,103

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Current yield as of period end.

(e)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,394,590	16,218,764	21,613,354	$21,613,354	$17,629
BlackRock Liquidity Series, LLC Money Market Series	$ 944,554	$ (944,554)	—	—	$ 1,031	[1]
Total				$21,613,354	$18,660

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

ADR	American Depositary Receipts	HKD	Hong Kong Dollar	REIT	Real Estate Investment Trust
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	MXN	Mexican Peso	TWD	Taiwan Dollar
CHF	Swiss Franc	NOK	Norwegian Krone	USD	U.S. Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Baker Hughes, Inc.	Call	7/01/16	USD	49.00	77	$(1,925)
Chevron Corp.	Call	7/01/16	USD	102.00	275	(78,100)
Chevron Corp.	Call	7/01/16	USD	103.00	19	(3,562)
ConocoPhillips	Call	7/01/16	USD	46.00	255	(1,020)
Devon Energy Corp.	Call	7/01/16	USD	40.50	185	(1,850)
EOG Resources, Inc.	Call	7/01/16	USD	81.50	117	(22,698)
EOG Resources, Inc.	Call	7/01/16	USD	82.00	21	(3,171)
EOG Resources, Inc.	Call	7/01/16	USD	83.00	21	(1,533)
Hess Corp.	Call	7/01/16	USD	58.00	383	(81,388)
Phillips 66	Call	7/01/16	USD	81.50	64	(1,920)
Pioneer Natural Resources Co.	Call	7/01/16	USD	167.50	120	(4,800)
Schlumberger Ltd.	Call	7/01/16	USD	75.00	194	(78,570)
Schlumberger Ltd.	Call	7/01/16	USD	76.50	67	(17,353)
Valero Energy Corp.	Call	7/01/16	USD	57.50	46	(414)
Anadarko Petroleum Corp.	Call	7/08/16	USD	53.50	104	(10,036)
Anadarko Petroleum Corp.	Call	7/08/16	USD	55.00	34	(1,445)
Baker Hughes, Inc.	Call	7/08/16	USD	48.00	470	(5,405)
ConocoPhillips	Call	7/08/16	USD	46.00	453	(4,530)
Encana Corp.	Call	7/08/16	CAD	10.50	710	(4,946)
EOG Resources, Inc.	Call	7/08/16	USD	85.50	209	(8,046)
Exxon Mobil Corp.	Call	7/08/16	USD	89.50	193	(78,165)
Occidental Petroleum Corp.	Call	7/08/16	USD	76.50	257	(10,408)
Schlumberger Ltd.	Call	7/08/16	USD	78.00	84	(13,860)
Tesoro Corp.	Call	7/08/16	USD	86.00	60	(2,040)
Valero Energy Corp.	Call	7/08/16	USD	56.00	118	(708)
Anadarko Petroleum Corp.	Call	7/15/16	USD	55.00	209	(16,929)
Cabot Oil & Gas Corp.	Call	7/15/16	USD	26.00	390	(23,400)
Chevron Corp.	Call	7/15/16	USD	100.00	275	(142,312)
ConocoPhillips	Call	7/15/16	USD	46.00	220	(6,160)
Devon Energy Corp.	Call	7/15/16	USD	37.50	191	(14,612)
Enbridge, Inc.	Call	7/15/16	CAD	54.00	763	(70,279)
Encana Corp.	Call	7/15/16	CAD	11.00	750	(6,094)
EOG Resources, Inc.	Call	7/15/16	USD	82.50	75	(16,838)
EQT Corp.	Call	7/15/16	USD	75.00	85	(27,625)
EQT Corp.	Call	7/15/16	USD	80.00	85	(5,738)
Exxon Mobil Corp.	Call	7/15/16	USD	90.00	194	(77,115)
Hess Corp.	Call	7/15/16	USD	62.50	56	(4,732)
Marathon Oil Corp.	Call	7/15/16	USD	15.00	1,150	(69,575)
Noble Energy, Inc.	Call	7/15/16	USD	37.50	161	(5,635)
Noble Energy, Inc.	Call	7/15/16	USD	40.00	161	(6,440)
Occidental Petroleum Corp.	Call	7/15/16	USD	77.50	257	(12,079)
Phillips 66	Call	7/15/16	USD	82.50	65	(1,788)
Schlumberger Ltd.	Call	7/15/16	USD	77.50	355	(84,845)
Tesoro Corp.	Call	7/15/16	USD	80.00	50	(2,475)
Valero Energy Corp.	Call	7/15/16	USD	57.50	23	(58)
Anadarko Petroleum Corp.	Call	7/22/16	USD	54.50	80	(11,040)
Anadarko Petroleum Corp.	Call	7/22/16	USD	56.00	88	(7,480)
Chevron Corp.	Call	7/22/16	USD	102.00	403	(147,095)
ConocoPhillips	Call	7/22/16	USD	46.00	368	(18,032)
Devon Energy Corp.	Call	7/22/16	USD	37.50	93	(9,626)
Encana Corp.	Call	7/22/16	CAD	11.00	355	(5,221)
EOG Resources, Inc.	Call	7/22/16	USD	87.00	172	(12,728)
Exxon Mobil Corp.	Call	7/22/16	USD	91.50	47	(13,630)
Hess Corp.	Call	7/22/16	USD	60.00	200	(46,300)
Occidental Petroleum Corp.	Call	7/22/16	USD	75.50	171	(27,446)
Phillips 66	Call	7/22/16	USD	82.50	64	(4,000)
Valero Energy Corp.	Call	7/22/16	USD	55.00	265	(6,360)

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Anadarko Petroleum Corp.	Call	7/29/16	USD	55.50	172	$(23,994)
Baker Hughes, Inc.	Call	7/29/16	USD	48.50	470	(30,080)
ConocoPhillips	Call	7/29/16	USD	48.50	192	(5,088)
Devon Energy Corp.	Call	7/29/16	USD	37.00	150	(22,275)
EOG Resources, Inc.	Call	7/29/16	USD	83.00	117	(31,766)
Marathon Oil Corp.	Call	7/29/16	USD	14.50	606	(67,872)
Occidental Petroleum Corp.	Call	7/29/16	USD	78.50	170	(11,390)
Phillips 66	Call	7/29/16	USD	81.00	181	(24,888)
Pioneer Natural Resources Co.	Call	7/29/16	USD	167.50	74	(9,065)
Royal Dutch Shell PLC, A Shares — ADR	Call	7/29/16	USD	55.50	566	(82,070)
Schlumberger Ltd.	Call	7/29/16	USD	79.50	84	(17,052)
Tesoro Corp.	Call	7/29/16	USD	78.50	53	(7,924)
Anadarko Petroleum Corp.	Call	8/05/16	USD	56.00	88	(13,156)
ConocoPhillips	Call	8/05/16	USD	46.00	203	(17,966)
Exxon Mobil Corp.	Call	8/05/16	USD	90.50	143	(57,558)
Hess Corp.	Call	8/05/16	USD	58.00	86	(35,905)
Marathon Oil Corp.	Call	8/05/16	USD	15.00	302	(30,200)
Marathon Oil Corp.	Call	8/05/16	USD	15.50	303	(23,482)
Occidental Petroleum Corp.	Call	8/05/16	USD	77.00	170	(23,715)
Schlumberger Ltd.	Call	8/05/16	USD	80.00	238	(47,957)
Anadarko Petroleum Corp.	Call	8/12/16	USD	55.50	96	(18,000)
Exxon Mobil Corp.	Call	8/12/16	USD	93.50	595	(119,595)
Anadarko Petroleum Corp.	Call	8/19/16	USD	55.00	96	(21,792)
ConocoPhillips	Call	8/19/16	USD	44.00	75	(14,438)
Devon Energy Corp.	Call	8/19/16	USD	38.00	191	(33,616)
Encana Corp.	Call	8/19/16	CAD	12.00	355	(5,908)
EOG Resources, Inc.	Call	8/19/16	USD	85.00	117	(33,111)
Exxon Mobil Corp.	Call	8/19/16	USD	92.50	838	(232,126)
Noble Energy, Inc.	Call	8/19/16	USD	37.50	250	(30,000)
Phillips 66	Call	8/19/16	USD	82.50	332	(44,820)
Schlumberger Ltd.	Call	8/19/16	USD	77.50	194	(72,750)
TransCanada Corp.	Call	8/19/16	CAD	58.00	225	(26,385)
Pioneer Natural Resources Co.	Call	9/16/16	USD	165.00	121	(48,400)
Total						$(2,625,924)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Cairn Energy PLC	Call	UBS AG	7/06/16	GBP	2.08	75,000	$(5,181)
EQT Corp.	Call	JPMorgan Chase Bank N.A.	7/06/16	USD	73.05	28,400	(127,116)
Lundin Petroleum AB	Call	Bank of America N.A.	7/06/16	SEK	155.75	40,000	(8,071)
BP PLC	Call	UBS AG	7/07/16	GBP	3.67	200,000	(195,046)
Cimarex Energy Co.	Call	Bank of America N.A.	7/07/16	USD	110.00	14,000	(132,367)
Royal Dutch Shell PLC, A Shares — ADR	Call	Citibank N.A.	7/07/16	USD	49.40	70,000	(407,400)
BP PLC	Call	Credit Suisse International	7/12/16	GBP	3.72	200,000	(180,593)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	7/12/16	GBP	2.35	83,500	(1,039)
Oil Search Ltd.	Call	Bank of America N.A.	7/13/16	AUD	6.77	182,000	(22,581)
Cairn Energy PLC	Call	Deutsche Bank AG	7/19/16	GBP	2.22	126,500	(6,284)
Lundin Petroleum AB	Call	Bank of America N.A.	7/19/16	SEK	153.32	44,000	(24,357)
BP PLC	Call	Morgan Stanley & Co. International PLC	7/20/16	GBP	3.67	200,000	(195,572)
Oil Search Ltd.	Call	Citibank N.A.	7/20/16	AUD	6.76	182,000	(28,128)
Royal Dutch Shell PLC, A Shares — ADR	Call	Citibank N.A.	7/21/16	USD	49.40	70,000	(407,400)
Cimarex Energy Co.	Call	Citibank N.A.	7/25/16	USD	116.28	20,500	(116,015)
BP PLC	Call	Morgan Stanley & Co. International PLC	7/26/16	GBP	3.76	200,000	(173,486)
Cairn Energy PLC	Call	Goldman Sachs International	7/27/16	GBP	2.15	65,000	(6,491)
Enbridge, Inc.	Call	Deutsche Bank AG	7/29/16	CAD	54.15	29,700	(32,423)
Noble Energy, Inc.	Call	Citibank N.A.	7/29/16	USD	38.26	12,000	(5,248)
BP PLC	Call	Credit Suisse International	8/02/16	GBP	3.88	146,500	(103,238)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	2.06	220,000	(36,595)
Eni SpA	Call	Bank of America N.A.	8/02/16	EUR	14.51	87,000	(45,774)
Royal Dutch Shell PLC, A Shares	Call	Morgan Stanley & Co. International PLC	8/04/16	GBP	18.63	110,700	(312,867)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Royal Dutch Shell PLC, A Shares — ADR	Call	Citibank N.A.	8/04/16	USD	49.63	20,000	$(111,900)
Encana Corp.	Call	Citibank N.A.	8/08/16	CAD	11.00	47,000	(14,155)
Eni SpA	Call	Credit Suisse International	8/09/16	EUR	13.72	13,000	(14,961)
Cabot Oil & Gas Corp.	Call	Citibank N.A.	8/11/16	USD	25.55	27,000	(38,573)
Oil Search Ltd.	Call	Citibank N.A.	8/12/16	AUD	6.44	213,000	(77,363)
BP PLC	Call	Credit Suisse International	8/16/16	GBP	3.70	272,000	(254,285)
Cairn Energy PLC	Call	Credit Suisse International	8/16/16	GBP	2.00	67,000	(15,897)
TransCanada Corp.	Call	Deutsche Bank AG	8/18/16	CAD	55.70	19,000	(46,261)
Eni SpA	Call	Goldman Sachs International	8/23/16	EUR	14.77	87,000	(46,135)
Cabot Oil & Gas Corp.	Call	Citibank N.A.	9/08/16	USD	26.00	30,000	(47,741)
Royal Dutch Shell PLC, A Shares	Call	Credit Suisse International	9/08/16	GBP	19.59	140,000	(256,409)
TransCanada Corp.	Call	Deutsche Bank AG	9/09/16	CAD	55.47	45,400	(124,326)
Total							$(3,621,278)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of period	3,555,178	$3,279,955	—	—
Options written	12,491,283	15,849,602	—	—
Options exercised	(262)	(35,117)	—	—
Options expired	(7,759,160)	(5,273,402)	—	—
Options closed	(4,879,629)	(9,638,157)	—	—

Outstanding options at end of period	3,407,410	$4,182,881	—	—

As of period end, the value of portfolio securities subject to covered call options written was $153,910,221.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$6,247,202	—	—	$6,247,202

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(406)	—	—	$(406)
Options written	—	—	(828,296)	—	—	(828,296)

Total	—	—	$(828,702)	—	—	$(828,702)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(4,407,470)	—	—	$(4,407,470)

[1]	Options purchased are included in net realized gain (loss) from investments.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$406
Average value of option contracts written	$5,462,358

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$6,247,202

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	$(2,625,924)

Total derivative assets and liabilities subject to an MNA.	—	$3,621,278

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$233,150	—	—	—	$233,150
Citibank N.A.	1,253,923	—	$(1,130,598)	—	123,325
Credit Suisse International	825,383	—	(825,383)	—	—
Deutsche Bank AG	209,294	—	(209,294)	—	—
Goldman Sachs International	52,626	—	—	—	52,626
JPMorgan Chase Bank N.A.	127,116	—	—	—	127,116
Morgan Stanley & Co. International PLC	719,559	—	(628,058)	—	91,501
UBS AG	200,227	—	(8,623)	—	191,604
Total	$3,621,278	—	$(2,801,956)	—	$819,322

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$40,549,528	—	—	$40,549,528
Oil, Gas & Consumable Fuels	338,207,702	$66,660,661	—	404,868,363
Short-Term Securities	21,613,354	—	—	21,613,354

Total	$400,370,584	$66,660,661	—	$467,031,245

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	29

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(2,625,924)	$(3,621,278)		$(6,247,202)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$9,619	—	—	$9,619
Liabilities:
Bank overdraft	—	$(4,868)	—	(4,868)

Total	$9,619	$(4,868)	—	$4,751

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
L-3 Communications Holdings, Inc. (a)	34,490	$5,059,338
Raytheon Co. (a)	77,100	10,481,745

		15,541,083
Airlines — 2.8%
Delta Air Lines, Inc. (a)	166,700	6,072,881
Southwest Airlines Co. (a)	246,613	9,669,696
United Continental Holdings, Inc. (b)	40,380	1,657,195

		17,399,772
Auto Components — 2.3%
Goodyear Tire & Rubber Co. (a)	166,700	4,277,522
Lear Corp.	97,753	9,947,345

		14,224,867
Banks — 10.6%
Bank of America Corp. (a)	1,264,348	16,777,898
Citigroup, Inc. (a)	163,257	6,920,464
JPMorgan Chase & Co. (a)	343,755	21,360,936
SunTrust Banks, Inc. (a)	180,770	7,426,032
U.S. Bancorp. (a)	352,815	14,229,029

		66,714,359
Beverages — 1.8%
Dr Pepper Snapple Group, Inc. (a)	97,100	9,382,773
Molson Coors Brewing Co., Class B (a)	20,248	2,047,680

		11,430,453
Biotechnology — 4.0%
Amgen, Inc. (a)	82,670	12,578,242
Gilead Sciences, Inc. (a)	146,853	12,250,477

		24,828,719
Building Products — 0.7%
Owens Corning (a)	82,800	4,265,856
Capital Markets — 1.6%
Goldman Sachs Group, Inc. (a)	66,970	9,950,403
Chemicals — 1.0%
Dow Chemical Co. (a)	46,541	2,313,553
Eastman Chemical Co. (a)	54,750	3,717,525

		6,031,078
Communications Equipment — 2.5%
Cisco Systems, Inc. (a)	554,922	15,920,712
Construction & Engineering — 0.7%
AECOM (a)(b)	91,647	2,911,625
EMCOR Group, Inc. (a)	27,300	1,344,798

		4,256,423
Consumer Finance — 0.8%
SLM Corp. (b)	838,876	5,184,254
Containers & Packaging — 1.5%
Avery Dennison Corp. (a)	44,900	3,356,275
Packaging Corp. of America (a)	91,443	6,120,280

		9,476,555
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	96,580	3,870,926
Flextronics International Ltd. (a)(b)	242,100	2,856,780

		6,727,706
Energy Equipment & Services — 0.3%
Schlumberger Ltd. (a)	25,469	2,014,089
Food & Staples Retailing — 3.9%
CVS Health Corp. (a)	169,487	16,226,685

Common Stocks	Shares	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc. (a)	101,200	$8,426,924

		24,653,609
Food Products — 0.9%
Tyson Foods, Inc., Class A (a)	85,986	5,743,005
Health Care Providers & Services — 8.7%
Aetna, Inc. (a)(c)	132,008	16,122,137
Centene Corp. (a)(b)	125,600	8,964,072
Cigna Corp. (a)	64,634	8,272,506
Humana, Inc. (a)	22,018	3,960,598
Laboratory Corp. of America Holdings (a)(b)	49,889	6,499,040
UnitedHealth Group, Inc. (a)	78,020	11,016,424

		54,834,777
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp. (a)	274,768	12,144,746
Household Durables — 1.6%
DR Horton, Inc. (a)	173,148	5,450,699
Lennar Corp., Class A (a)	60,253	2,777,663
NVR, Inc. (b)	1,181	2,102,582

		10,330,944
Insurance — 2.1%
American International Group, Inc. (a)	117,462	6,212,565
Travelers Cos., Inc. (a)	59,148	7,040,978

		13,253,543
Internet Software & Services — 4.6%
Alphabet, Inc., Class A (a)(b)	35,658	25,086,473
Facebook, Inc., Class A (a)(b)	33,550	3,834,094

		28,920,567
IT Services — 2.0%
Amdocs Ltd. (a)	89,991	5,194,281
Cognizant Technology Solutions Corp., Class A (a)(b)	123,034	7,042,466

		12,236,747
Machinery — 0.4%
WABCO Holdings, Inc. (b)	28,600	2,618,902
Media — 4.3%
Comcast Corp., Class A (a)	316,505	20,632,961
Omnicom Group, Inc.	79,213	6,455,067

		27,088,028
Metals & Mining — 0.7%
Rio Tinto PLC — ADR (a)	142,851	4,471,236
Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc. (a)	109,611	5,108,969
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp. (a)	37,490	1,996,344
BP PLC — ADR (a)	285,330	10,132,068
Chevron Corp. (a)	70,600	7,400,998
Hess Corp. (a)	54,589	3,280,799
Marathon Oil Corp. (a)	103,570	1,554,586
Statoil ASA — ADR (a)	123,650	2,140,382
Suncor Energy, Inc. (a)	235,155	6,520,848
Valero Energy Corp. (a)	34,800	1,774,800

		34,800,825
Pharmaceuticals — 4.4%
Johnson & Johnson (a)	23,900	2,899,070
Pfizer, Inc. (a)	455,581	16,041,007

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	31

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. — ADR (a)	166,579	$8,367,263

		27,307,340
Road & Rail — 0.6%
Norfolk Southern Corp. (a)	42,313	3,602,106
Semiconductors & Semiconductor Equipment — 2.5%
Intel Corp. (a)	91,255	2,993,164
Lam Research Corp. (a)	128,054	10,764,219
NVIDIA Corp. (a)	44,110	2,073,611

		15,830,994
Software — 5.1%
Activision Blizzard, Inc. (a)	331,680	13,144,478
Microsoft Corp. (a)(c)	372,384	19,054,889

		32,199,367
Specialty Retail — 5.5%
GNC Holdings, Inc., Class A (a)	99,400	2,414,426
Home Depot, Inc. (a)	112,849	14,409,689
Lowe’s Cos., Inc. (a)	156,449	12,386,067
Ross Stores, Inc. (a)	91,890	5,209,244

		34,419,426
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc. (a)(c)	284,067	27,156,801
EMC Corp. (a)	291,972	7,932,879
Western Digital Corp. (a)	33,610	1,588,409

		36,678,089
Tobacco — 2.6%
Altria Group, Inc. (a)	234,185	16,149,398
Total Common Stocks — 98.1%		616,358,947
Total Long-Term Investments (Cost — $611,148,225) — 98.1%		616,358,947

Short-Term Securities	Shares	Value
Money Market Funds
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	9,391,637	$9,391,637
Time Deposits	Par (000)
Brown Brothers Harriman & Co., 0.23%, 7/01/16	$138	137,578
Total Short-Term Securities (Cost — $9,529,215) — 1.5%		9,529,215
Total Investments Before Options Written (Cost — $620,677,440) — 99.6%		625,888,162

Options Written
(Premiums Received — $6,261,237) — (1.0)%		(6,439,419)
Total Investments Net of Options Written — 98.6%		619,448,743
Other Assets Less Liabilities — 1.4%		8,845,914

Net Assets — 100.0%		$628,294,657

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Current yield as of period end.

(e)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	15,619,710	(6,228,073)	9,391,637	$9,391,637	$36,416
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	—	$689	[1]
Total				$9,391,637	$37,105

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Activision Blizzard, Inc.	Call	7/01/16	USD	37.50	194	$(42,098)
Aetna, Inc.	Call	7/01/16	USD	115.00	250	(176,871)
Alphabet, Inc., Class A	Call	7/01/16	USD	750.00	39	(195)
American International Group, Inc.	Call	7/01/16	USD	58.50	127	(1,524)
Chevron Corp.	Call	7/01/16	USD	104.00	62	(6,076)
Citigroup, Inc.	Call	7/01/16	USD	46.00	141	(141)
Cognizant Technology Solutions Corp., Class A	Call	7/01/16	USD	63.50	200	(5,000)
Dow Chemical Co.	Call	7/01/16	USD	52.50	143	(572)
DR Horton, Inc.	Call	7/01/16	USD	30.50	118	(11,564)
Facebook, Inc., Class A	Call	7/01/16	USD	119.00	76	(114)
Gilead Sciences, Inc.	Call	7/01/16	USD	85.50	66	(198)
Goldman Sachs Group, Inc.	Call	7/01/16	USD	162.50	76	(1,900)
Hess Corp.	Call	7/01/16	USD	58.00	124	(26,350)
Norfolk Southern Corp.	Call	7/01/16	USD	85.00	101	(5,555)
Southwest Airlines Co.	Call	7/01/16	USD	45.00	120	(5,400)
U.S. Bancorp.	Call	7/01/16	USD	43.00	220	(1,980)
UnitedHealth Group, Inc.	Call	7/01/16	USD	134.00	36	(24,930)
Valero Energy Corp.	Call	7/01/16	USD	57.50	25	(225)
Eastman Chemical Co.	Call	7/07/16	USD	74.26	99	(23)
Activision Blizzard, Inc.	Call	7/08/16	USD	40.00	290	(13,050)
Aetna, Inc.	Call	7/08/16	USD	121.00	84	(18,396)
Alphabet, Inc., Class A	Call	7/08/16	USD	750.00	33	(825)
Altria Group, Inc.	Call	7/08/16	USD	64.50	177	(70,358)
American International Group, Inc.	Call	7/08/16	USD	57.50	192	(2,496)
Amgen, Inc.	Call	7/08/16	USD	162.50	142	(994)
Anadarko Petroleum Corp.	Call	7/08/16	USD	53.50	26	(2,509)
Apple, Inc.	Call	7/08/16	USD	103.00	79	(237)
Bank of America Corp.	Call	7/08/16	USD	15.00	1,500	(1,500)
BP PLC — ADR	Call	7/08/16	USD	33.00	215	(55,363)
Chevron Corp.	Call	7/08/16	USD	104.00	59	(8,909)
Cisco Systems, Inc.	Call	7/08/16	USD	29.00	97	(630)
Cisco Systems, Inc.	Call	7/08/16	USD	29.50	200	(600)
Citigroup, Inc.	Call	7/08/16	USD	47.00	107	(1,070)
Cognizant Technology Solutions Corp., Class A	Call	7/08/16	USD	63.50	200	(5,000)
Delta Air Lines, Inc.	Call	7/08/16	USD	43.00	260	(3,120)
DR Horton, Inc.	Call	7/08/16	USD	31.00	140	(9,940)
EMC Corp.	Call	7/08/16	USD	28.00	500	(36,500)
Facebook, Inc., Class A	Call	7/08/16	USD	121.00	20	(70)
Goodyear Tire & Rubber Co.	Call	7/08/16	USD	28.00	545	(2,725)
Home Depot, Inc.	Call	7/08/16	USD	134.00	39	(975)
Home Depot, Inc.	Call	7/08/16	USD	136.00	39	(975)
JPMorgan Chase & Co.	Call	7/08/16	USD	66.00	78	(156)
Marathon Oil Corp.	Call	7/08/16	USD	14.50	25	(1,725)
Microsoft Corp.	Call	7/08/16	USD	53.50	147	(368)
Southwest Airlines Co.	Call	7/08/16	USD	43.50	85	(4,250)
Suncor Energy, Inc.	Call	7/08/16	USD	28.50	185	(2,220)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/08/16	USD	54.50	92	(1,196)
U.S. Bancorp.	Call	7/08/16	USD	42.00	125	(2,250)
U.S. Bancorp.	Call	7/08/16	USD	43.00	160	(4,000)
U.S. Bancorp.	Call	7/08/16	USD	43.50	320	(8,000)
UnitedHealth Group, Inc.	Call	7/08/16	USD	138.00	74	(25,345)
UnitedHealth Group, Inc.	Call	7/08/16	USD	139.00	62	(16,523)
Valero Energy Corp.	Call	7/08/16	USD	56.00	79	(474)
Walgreens Boots Alliance, Inc.	Call	7/08/16	USD	85.00	70	(8,470)
AECOM	Call	7/11/16	USD	33.50	100	(537)
Travelers Cos., Inc.	Call	7/11/16	USD	113.00	86	(52,394)
Activision Blizzard, Inc.	Call	7/15/16	USD	39.50	269	(24,479)
AECOM	Call	7/15/16	USD	32.50	200	(6,000)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	33

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Altria Group, Inc.	Call	7/15/16	USD	65.00	120	$(48,600)
Amdocs Ltd.	Call	7/15/16	USD	60.00	237	(9,480)
Anadarko Petroleum Corp.	Call	7/15/16	USD	55.00	51	(4,131)
Apple, Inc.	Call	7/15/16	USD	100.00	60	(660)
Apple, Inc.	Call	7/15/16	USD	97.50	150	(7,350)
Avery Dennison Corp.	Call	7/15/16	USD	75.00	90	(8,100)
Bank of America Corp.	Call	7/15/16	USD	14.00	459	(3,902)
BP PLC — ADR	Call	7/15/16	USD	33.00	47	(12,572)
BP PLC — ADR	Call	7/15/16	USD	34.00	94	(16,873)
Carnival Corp.	Call	7/15/16	USD	52.50	511	(2,555)
Centene Corp.	Call	7/15/16	USD	70.00	33	(7,672)
Cigna Corp.	Call	7/15/16	USD	130.00	220	(37,510)
Cisco Systems, Inc.	Call	7/15/16	USD	28.00	414	(29,808)
Citigroup, Inc.	Call	7/15/16	USD	45.50	52	(936)
Citigroup, Inc.	Call	7/15/16	USD	46.00	26	(312)
Cognizant Technology Solutions Corp., Class A	Call	7/15/16	USD	60.00	105	(2,100)
Dow Chemical Co.	Call	7/15/16	USD	52.50	35	(472)
DR Horton, Inc.	Call	7/15/16	USD	31.00	120	(10,440)
Eastman Chemical Co.	Call	7/15/16	USD	72.50	95	(2,375)
EMC Corp.	Call	7/15/16	USD	28.00	522	(5,220)
Facebook, Inc., Class A	Call	7/15/16	USD	120.00	11	(182)
Flextronics International Ltd.	Call	7/15/16	USD	13.00	390	(975)
Gilead Sciences, Inc.	Call	7/15/16	USD	87.50	66	(1,452)
GNC Holdings, Inc., Class A	Call	7/15/16	USD	27.50	179	(4,028)
Goldman Sachs Group, Inc.	Call	7/15/16	USD	165.00	45	(292)
Hess Corp.	Call	7/15/16	USD	62.50	83	(7,014)
Home Depot, Inc.	Call	7/15/16	USD	130.00	203	(12,789)
JPMorgan Chase & Co.	Call	7/15/16	USD	65.00	180	(3,420)
L-3 Communications Holdings, Inc.	Call	7/15/16	USD	140.00	106	(64,660)
L-3 Communications Holdings, Inc.	Call	7/15/16	USD	145.00	155	(42,238)
Lam Research Corp.	Call	7/15/16	USD	82.50	80	(19,800)
Lam Research Corp.	Call	7/15/16	USD	85.00	317	(32,493)
Lennar Corp., Class A	Call	7/15/16	USD	47.00	165	(7,178)
Lennar Corp., Class A	Call	7/15/16	USD	48.00	134	(2,479)
Lowe’s Cos., Inc.	Call	7/15/16	USD	80.00	178	(13,083)
Marathon Oil Corp.	Call	7/15/16	USD	15.00	310	(18,755)
Molson Coors Brewing Co., Class B	Call	7/15/16	USD	100.00	70	(16,625)
Molson Coors Brewing Co., Class B	Call	7/15/16	USD	105.00	70	(3,150)
NVIDIA Corp.	Call	7/15/16	USD	45.00	83	(20,667)
Owens Corning	Call	7/15/16	USD	50.00	30	(5,550)
Packaging Corp. of America	Call	7/15/16	USD	67.50	62	(6,200)
Pfizer, Inc.	Call	7/15/16	USD	35.00	24	(1,248)
Raytheon Co.	Call	7/15/16	USD	135.00	208	(38,584)
Rio Tinto PLC — ADR	Call	7/15/16	USD	30.00	190	(34,200)
Rio Tinto PLC — ADR	Call	7/15/16	USD	32.50	72	(3,600)
Ross Stores, Inc.	Call	7/15/16	USD	55.00	200	(39,000)
Schlumberger Ltd.	Call	7/15/16	USD	77.50	113	(27,007)
Statoil ASA — ADR	Call	7/15/16	USD	17.50	305	(9,150)
Suncor Energy, Inc.	Call	7/15/16	USD	29.00	185	(2,312)
SunTrust Banks, Inc.	Call	7/15/16	USD	44.00	155	(4,108)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/15/16	USD	55.00	220	(990)
Travelers Cos., Inc.	Call	7/15/16	USD	115.00	205	(86,100)
Tyson Foods, Inc., Class A	Call	7/15/16	USD	65.00	100	(24,250)
U.S. Bancorp.	Call	7/15/16	USD	43.00	161	(805)
U.S. Bancorp.	Call	7/15/16	USD	44.00	160	(1,920)
Valero Energy Corp.	Call	7/15/16	USD	57.50	12	(30)
Activision Blizzard, Inc.	Call	7/22/16	USD	39.00	217	(30,706)
Aetna, Inc.	Call	7/22/16	USD	122.00	92	(24,978)
Alphabet, Inc., Class A	Call	7/22/16	USD	730.00	17	(4,802)
Altria Group, Inc.	Call	7/22/16	USD	64.50	223	(91,988)
Altria Group, Inc.	Call	7/22/16	USD	66.00	202	(66,155)
American International Group, Inc.	Call	7/22/16	USD	55.00	136	(4,352)
Amgen, Inc.	Call	7/22/16	USD	162.50	112	(2,296)
Anadarko Petroleum Corp.	Call	7/22/16	USD	56.00	60	(5,100)

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Bank of America Corp.	Call	7/22/16	USD	15.50	497	$(1,988)
BP PLC — ADR	Call	7/22/16	USD	34.00	757	(143,830)
Chevron Corp.	Call	7/22/16	USD	102.00	169	(61,685)
Citigroup, Inc.	Call	7/22/16	USD	47.00	360	(3,780)
Cognizant Technology Solutions Corp., Class A	Call	7/22/16	USD	61.50	110	(3,850)
Comcast Corp., Class A	Call	7/22/16	USD	64.00	262	(41,920)
Delta Air Lines, Inc.	Call	7/22/16	USD	44.00	185	(3,700)
Dow Chemical Co.	Call	7/22/16	USD	54.00	58	(2,494)
Goodyear Tire & Rubber Co.	Call	7/22/16	USD	28.50	145	(2,900)
Humana, Inc.	Call	7/22/16	USD	197.50	110	(32,175)
Johnson & Johnson	Call	7/22/16	USD	117.00	59	(28,762)
JPMorgan Chase & Co.	Call	7/22/16	USD	64.00	230	(12,190)
JPMorgan Chase & Co.	Call	7/22/16	USD	66.00	62	(868)
Marathon Oil Corp.	Call	7/22/16	USD	15.00	25	(1,812)
Microsoft Corp.	Call	7/22/16	USD	53.00	468	(31,590)
Pfizer, Inc.	Call	7/22/16	USD	35.50	357	(12,495)
Southwest Airlines Co.	Call	7/22/16	USD	43.50	102	(1,785)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/22/16	USD	56.50	180	(3,960)
Tyson Foods, Inc., Class A	Call	7/22/16	USD	64.00	50	(16,750)
Tyson Foods, Inc., Class A	Call	7/22/16	USD	65.00	128	(33,920)
UnitedHealth Group, Inc.	Call	7/22/16	USD	139.00	124	(50,530)
Valero Energy Corp.	Call	7/22/16	USD	55.00	109	(2,616)
Activision Blizzard, Inc.	Call	7/29/16	USD	38.50	550	(107,525)
Aetna, Inc.	Call	7/29/16	USD	121.00	84	(30,870)
Aetna, Inc.	Call	7/29/16	USD	123.00	150	(39,375)
Alphabet, Inc., Class A	Call	7/29/16	USD	745.00	41	(26,035)
Altria Group, Inc.	Call	7/29/16	USD	66.00	448	(147,840)
American International Group, Inc.	Call	7/29/16	USD	56.00	70	(1,680)
Amgen, Inc.	Call	7/29/16	USD	157.50	98	(15,631)
Apple, Inc.	Call	7/29/16	USD	99.00	99	(11,434)
Bank of America Corp.	Call	7/29/16	USD	15.00	1,167	(5,835)
BP PLC — ADR	Call	7/29/16	USD	36.50	220	(13,090)
Cisco Systems, Inc.	Call	7/29/16	USD	29.00	498	(14,442)
Cisco Systems, Inc.	Call	7/29/16	USD	29.50	97	(1,406)
Citigroup, Inc.	Call	7/29/16	USD	43.50	19	(1,814)
Citigroup, Inc.	Call	7/29/16	USD	44.50	19	(1,159)
Cognizant Technology Solutions Corp., Class A	Call	7/29/16	USD	62.50	105	(4,200)
Comcast Corp., Class A	Call	7/29/16	USD	64.00	262	(51,352)
DR Horton, Inc.	Call	7/29/16	USD	31.00	165	(22,605)
DR Horton, Inc.	Call	7/29/16	USD	31.50	120	(13,140)
DR Horton, Inc.	Call	7/29/16	USD	32.00	83	(7,055)
EMC Corp.	Call	7/29/16	USD	28.00	218	(18,530)
Facebook, Inc., Class A	Call	7/29/16	USD	118.00	22	(4,444)
Gilead Sciences, Inc.	Call	7/29/16	USD	89.00	132	(8,316)
Goldman Sachs Group, Inc.	Call	7/29/16	USD	157.50	137	(17,330)
Home Depot, Inc.	Call	7/29/16	USD	130.00	203	(24,969)
Intel Corp.	Call	7/29/16	USD	32.00	152	(21,660)
JPMorgan Chase & Co.	Call	7/29/16	USD	64.00	230	(15,295)
JPMorgan Chase & Co.	Call	7/29/16	USD	65.50	349	(10,470)
Lowe’s Cos., Inc.	Call	7/29/16	USD	79.00	235	(36,543)
Marathon Oil Corp.	Call	7/29/16	USD	14.50	198	(22,176)
Microsoft Corp.	Call	7/29/16	USD	52.50	315	(30,398)
Norfolk Southern Corp.	Call	7/29/16	USD	87.00	110	(19,250)
NVIDIA Corp.	Call	7/29/16	USD	47.50	51	(6,656)
Pfizer, Inc.	Call	7/29/16	USD	35.00	734	(52,114)
Pfizer, Inc.	Call	7/29/16	USD	35.50	358	(15,394)
Southwest Airlines Co.	Call	7/29/16	USD	45.00	487	(24,350)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/29/16	USD	54.50	140	(2,520)
Tyson Foods, Inc., Class A	Call	7/29/16	USD	63.00	100	(43,000)
U.S. Bancorp.	Call	7/29/16	USD	43.50	353	(8,825)
UnitedHealth Group, Inc.	Call	7/29/16	USD	142.00	207	(54,648)
Walgreens Boots Alliance, Inc.	Call	7/29/16	USD	85.50	218	(35,534)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	35

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Western Digital Corp.	Call	7/29/16	USD	51.00	84	$(11,424)
Raytheon Co.	Call	8/01/16	USD	130.22	28	(17,401)
Anadarko Petroleum Corp.	Call	8/05/16	USD	56.00	50	(7,475)
Apple, Inc.	Call	8/05/16	USD	100.00	99	(9,801)
Apple, Inc.	Call	8/05/16	USD	97.50	118	(21,358)
BP PLC — ADR	Call	8/05/16	USD	35.00	93	(13,113)
Cisco Systems, Inc.	Call	8/05/16	USD	28.50	414	(24,219)
Citigroup, Inc.	Call	8/05/16	USD	46.50	26	(728)
Comcast Corp., Class A	Call	8/05/16	USD	63.00	167	(48,430)
Dow Chemical Co.	Call	8/05/16	USD	52.50	58	(3,190)
Gilead Sciences, Inc.	Call	8/05/16	USD	85.00	180	(35,910)
Goodyear Tire & Rubber Co.	Call	8/05/16	USD	27.50	143	(4,648)
Hess Corp.	Call	8/05/16	USD	58.00	65	(27,138)
Intel Corp.	Call	8/05/16	USD	33.00	145	(12,108)
Johnson & Johnson	Call	8/05/16	USD	117.00	60	(30,150)
JPMorgan Chase & Co.	Call	8/05/16	USD	62.50	314	(43,646)
Marathon Oil Corp.	Call	8/05/16	USD	15.00	292	(29,200)
Marathon Oil Corp.	Call	8/05/16	USD	15.50	93	(7,208)
Microsoft Corp.	Call	8/05/16	USD	53.00	246	(21,156)
Pfizer, Inc.	Call	8/05/16	USD	35.50	396	(20,592)
Schlumberger Ltd.	Call	8/05/16	USD	80.00	14	(2,821)
Southwest Airlines Co.	Call	8/05/16	USD	40.00	250	(29,375)
Suncor Energy, Inc.	Call	8/05/16	USD	28.50	370	(23,310)
Teva Pharmaceutical Industries Ltd. — ADR	Call	8/05/16	USD	52.50	100	(9,900)
Tyson Foods, Inc., Class A	Call	8/05/16	USD	67.00	50	(9,125)
U.S. Bancorp.	Call	8/05/16	USD	42.50	152	(4,256)
Walgreens Boots Alliance, Inc.	Call	8/05/16	USD	85.50	218	(39,349)
Apple, Inc.	Call	8/12/16	USD	97.50	210	(40,950)
Bank of America Corp.	Call	8/12/16	USD	14.00	1,130	(29,380)
Cisco Systems, Inc.	Call	8/12/16	USD	29.00	749	(30,335)
Citigroup, Inc.	Call	8/12/16	USD	44.50	52	(4,264)
Comcast Corp., Class A	Call	8/12/16	USD	65.50	331	(44,354)
Intel Corp.	Call	8/12/16	USD	33.50	94	(5,828)
Pfizer, Inc.	Call	8/12/16	USD	35.50	396	(21,780)
Teva Pharmaceutical Industries Ltd. — ADR	Call	8/12/16	USD	52.00	100	(13,400)
Packaging Corp. of America	Call	8/18/16	USD	69.65	258	(38,060)
Activision Blizzard, Inc.	Call	8/19/16	USD	41.00	139	(19,112)
AECOM	Call	8/19/16	USD	32.50	80	(8,400)
Amgen, Inc.	Call	8/19/16	USD	155.00	61	(20,588)
Apple, Inc.	Call	8/19/16	USD	105.00	386	(14,282)
Bank of America Corp.	Call	8/19/16	USD	15.00	306	(2,907)
Chevron Corp.	Call	8/19/16	USD	105.00	63	(17,199)
Cigna Corp.	Call	8/19/16	USD	145.00	162	(24,786)
Cisco Systems, Inc.	Call	8/19/16	USD	29.00	305	(19,520)
Citigroup, Inc.	Call	8/19/16	USD	47.50	14	(392)
Comcast Corp., Class A	Call	8/19/16	USD	65.00	133	(23,474)
DR Horton, Inc.	Call	8/19/16	USD	32.00	120	(13,080)
Dr Pepper Snapple Group, Inc.	Call	8/19/16	USD	95.00	88	(33,000)
EMC Corp.	Call	8/19/16	USD	28.00	219	(4,928)
EMCOR Group, Inc.	Call	8/19/16	USD	50.00	136	(18,020)
Facebook, Inc., Class A	Call	8/19/16	USD	120.00	38	(9,405)
Flextronics International Ltd.	Call	8/19/16	USD	13.00	410	(5,125)
Gilead Sciences, Inc.	Call	8/19/16	USD	92.50	290	(15,225)
Intel Corp.	Call	8/19/16	USD	32.15	65	(8,753)
JPMorgan Chase & Co.	Call	8/19/16	USD	62.50	275	(45,238)
Laboratory Corp. of America Holdings	Call	8/19/16	USD	130.00	250	(100,000)
Microsoft Corp.	Call	8/19/16	USD	52.50	685	(80,145)
NVIDIA Corp.	Call	8/19/16	USD	48.00	86	(19,565)
Owens Corning	Call	8/19/16	USD	50.00	194	(52,380)
Pfizer, Inc.	Call	8/19/16	USD	35.00	12	(1,050)
Public Service Enterprise Group, Inc.	Call	8/19/16	USD	45.00	60	(13,500)
Raytheon Co.	Call	8/19/16	USD	135.00	103	(37,852)
Rio Tinto PLC — ADR	Call	8/19/16	USD	30.00	180	(45,450)
Rio Tinto PLC — ADR	Call	8/19/16	USD	35.00	36	(1,800)
Ross Stores, Inc.	Call	8/19/16	USD	57.50	260	(46,800)

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Southwest Airlines Co.	Call	8/19/16	USD	42.00	185	$(13,412)
Statoil ASA — ADR	Call	8/19/16	USD	17.50	313	(21,910)
Suncor Energy, Inc.	Call	8/19/16	USD	29.00	435	(25,013)
U.S. Bancorp.	Call	8/19/16	USD	42.00	113	(6,328)
Total						$(4,691,655)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
GNC Holdings, Inc., Class A	Call	Deutsche Bank AG	7/01/16	USD	26.21	15,300	$(1)
Public Service Enterprise Group, Inc.	Call	Goldman Sachs International	7/06/16	USD	44.69	35,400	(68,164)
Eastman Chemical Co.	Call	Credit Suisse International	7/07/16	USD	76.75	19,000	(1)
CDW Corp.	Call	Citibank N.A.	7/11/16	USD	41.61	25,000	(4,060)
Dr Pepper Snapple Group, Inc.	Call	Citibank N.A.	7/11/16	USD	91.22	15,000	(81,877)
Lam Research Corp.	Call	Deutsche Bank AG	7/11/16	USD	75.01	20,300	(183,924)
Centene Corp.	Call	Deutsche Bank AG	7/12/16	USD	58.78	27,500	(346,485)
Raytheon Co.	Call	Goldman Sachs International	7/12/16	USD	129.50	4,600	(29,670)
Flextronics International Ltd.	Call	Morgan Stanley & Co. International PLC	7/14/16	USD	12.43	41,000	(1,782)
Omnicom Group, Inc.	Call	UBS AG	7/18/16	USD	83.28	10,000	(6,390)
Comcast Corp., Class A	Call	Barclays Bank PLC	7/20/16	USD	63.00	42,700	(100,563)
Lam Research Corp.	Call	Deutsche Bank AG	7/20/16	USD	75.65	4,000	(33,929)
Omnicom Group, Inc.	Call	Morgan Stanley & Co. International PLC	7/20/16	USD	82.64	29,600	(26,723)
SunTrust Banks, Inc.	Call	JPMorgan Chase Bank N.A.	7/21/16	USD	43.32	22,200	(6,109)
Amdocs Ltd.	Call	Citibank N.A.	7/25/16	USD	58.26	10,500	(8,031)
Owens Corning	Call	UBS AG	7/25/16	USD	52.06	19,000	(16,742)
Packaging Corp. of America	Call	Goldman Sachs International	7/25/16	USD	67.61	13,700	(18,058)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	7/26/16	USD	45.44	12,000	(16,843)
CDW Corp.	Call	Morgan Stanley & Co. International PLC	7/27/16	USD	43.45	23,200	(3,051)
WABCO Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	7/27/16	USD	106.00	5,500	(1,575)
Rio Tinto PLC — ADR	Call	Deutsche Bank AG	8/01/16	USD	29.95	20,000	(44,201)
SLM Corp.	Call	Morgan Stanley & Co. International PLC	8/01/16	USD	6.45	103,000	(13,383)
Lear Corp.	Call	Credit Suisse International	8/03/16	USD	104.34	20,200	(59,753)
Public Service Enterprise Group, Inc.	Call	UBS AG	8/05/16	USD	45.49	6,000	(10,416)
Carnival Corp.	Call	Deutsche Bank AG	8/08/16	USD	48.43	35,000	(7,083)
Lear Corp.	Call	Deutsche Bank AG	8/09/16	USD	116.18	17,700	(11,420)
Centene Corp.	Call	Morgan Stanley & Co. International PLC	8/12/16	USD	64.27	32,000	(239,561)
Lowe’s Cos., Inc.	Call	Morgan Stanley & Co. International PLC	8/15/16	USD	80.35	56,000	(92,287)
SLM Corp.	Call	JPMorgan Chase Bank N.A.	8/15/16	USD	7.19	157,000	(11,632)
SunTrust Banks, Inc.	Call	Morgan Stanley & Co. International PLC	8/15/16	USD	43.90	52,600	(28,107)
Avery Dennison Corp.	Call	Barclays Bank PLC	8/17/16	USD	77.13	13,400	(17,184)
WABCO Holdings, Inc.	Call	Citibank N.A.	8/26/16	USD	107.06	5,500	(5,389)
SLM Corp.	Call	Morgan Stanley & Co. International PLC	8/29/16	USD	6.44	159,200	(41,082)
Dr Pepper Snapple Group, Inc.	Call	Citibank N.A.	9/06/16	USD	92.20	18,000	(112,236)
Carnival Corp.	Call	Morgan Stanley & Co. International PLC	9/12/16	USD	46.66	51,000	(62,011)
Lear Corp.	Call	Deutsche Bank AG	9/13/16	USD	105.00	11,000	(38,041)
Total							$(1,747,764)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	37

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	921,779	$6,490,809	—	—
Options written	4,278,685	29,520,399	—	—
Options exercised	(15,016)	(114,353)	—	—
Options expired	(1,457,592)	(8,368,229)	—	—
Options closed	(2,528,173)	(21,267,389)	—	—

Outstanding options at end of year	1,199,683	$6,261,237	—	—

As of period end, the value of portfolio securities subject to covered call options written was $292,480,578.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$6,439,419	—	—	$6,439,419

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(607)	—	—	$(607)
Options written	—	—	5,303,228	—	—	5,303,228

Total	—	—	$5,302,621	—	—	$5,302,621

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$57	—	—	$57
Options written	—	—	(1,728,400)	—	—	(1,728,400)

Total	—	—	$(1,728,343)	—	—	$(1,728,343)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$8,079,497

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$6,439,419

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	$(4,691,655)

Total derivative assets and liabilities subject to an MNA	—	$1,747,764

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$ 117,747	—	—	—	$ 117,747
Citibank N.A.	211,593	—	$(211,593)	—	—
Credit Suisse International	59,754	—	—	—	59,754
Deutsche Bank AG	681,927	—	—	$(420,000)	261,927
Goldman Sachs International	115,892	—	—	—	115,892
JPMorgan Chase Bank N.A.	17,741	—	—	—	17,741
Morgan Stanley & Co. International PLC	509,562	—	(509,562)	—	—
UBS AG	33,548	—	—	—	33,548

Total	$1,747,764	—	$(721,155)	$(420,000)	$606,609

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$616,358,947	—	—	$616,358,947
Short-Term Investments:
Money Market Funds	9,391,637	—	—	9,391,637
Time Deposits	—	$137,578	—	137,578

Total	$625,750,584	$137,578	—	$625,888,162

[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	39

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(4,574,487)	$(1,864,932)	—	$(6,439,419)

[2] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,881	—	—	$1,881
Cash pledged as collateral for OTC derivatives	420,000	—	—	420,000

Total	$421,881	—	—	$421,881

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 6.1%
Honeywell International, Inc. (a)	224,600	$26,125,472
Lockheed Martin Corp. (a)	84,030	20,853,725
Northrop Grumman Corp. (a)	113,300	25,184,324
Raytheon Co. (a)	212,500	28,889,375

		101,052,896
Air Freight & Logistics — 1.1%
United Parcel Service, Class B (a)	167,300	18,021,556
Banks — 14.2%
Bank of America Corp. (a)	2,648,200	35,141,614
Citigroup, Inc. (a)	799,300	33,882,327
JPMorgan Chase & Co. (a)(b)	899,699	55,907,296
SunTrust Banks, Inc. (a)	689,640	28,330,411
U.S. Bancorp. (a)	656,900	26,492,777
Wells Fargo & Co. (a)(b)	1,133,800	53,662,754

		233,417,179
Beverages — 2.1%
Coca-Cola Co. (a)	479,300	21,726,669
Diageo PLC — ADR (a)	114,600	12,936,048

		34,662,717
Capital Markets — 2.5%
Goldman Sachs Group, Inc. (a)	67,800	10,073,724
Invesco Ltd. (a)	420,601	10,742,150
Morgan Stanley (a)	801,700	20,828,166

		41,644,040
Chemicals — 2.9%
Dow Chemical Co. (a)	401,200	19,943,652
EI du Pont de Nemours & Co. (a)	367,400	23,807,520
Praxair, Inc. (a)	43,900	4,933,921

		48,685,093
Communications Equipment — 0.8%
Motorola Solutions, Inc. (a)	190,800	12,587,076
Consumer Finance — 0.4%
American Express Co. (a)	100,600	6,112,456
Diversified Financial Services — 1.0%
CME Group, Inc. (a)	163,700	15,944,380
Diversified Telecommunication Services — 2.0%
BCE, Inc. (a)	115,700	5,473,767
Verizon Communications, Inc. (a)	505,500	28,227,120

		33,700,887
Electric Utilities — 2.4%
Exelon Corp. (a)	350,500	12,744,180
NextEra Energy, Inc.	201,600	26,288,640

		39,032,820
Electrical Equipment — 0.3%
Rockwell Automation, Inc. (a)	37,900	4,351,678
Energy Equipment & Services — 0.5%
Schlumberger Ltd. (a)	98,300	7,773,564
Food & Staples Retailing — 1.4%
Kroger Co. (a)	635,600	23,383,724
Food Products — 0.7%
Mondelez International, Inc., Class A (a)	249,485	11,354,062
Health Care Equipment & Supplies — 0.7%
Becton Dickinson and Co. (a)	72,800	12,346,152
Health Care Providers & Services — 5.6%
Aetna, Inc. (a)	213,785	26,109,562
Anthem, Inc. (a)	183,700	24,127,158

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Quest Diagnostics, Inc. (a)	245,100	$19,953,591
UnitedHealth Group, Inc. (a)	154,800	21,857,760

		92,048,071
Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp. (a)	107,900	12,984,686
Household Products — 1.1%
Procter & Gamble Co. (a)	212,220	17,968,667
Industrial Conglomerates — 3.9%
3M Co. (a)	43,100	7,547,671
General Electric Co. (a)(b)	1,793,800	56,468,824

		64,016,495
Insurance — 5.3%
Allstate Corp. (a)	118,900	8,317,055
American International Group, Inc. (a)	403,100	21,319,959
Marsh & McLennan Cos., Inc. (a)	62,500	4,278,750
MetLife, Inc. (a)	418,350	16,662,882
Prudential Financial, Inc. (a)	282,300	20,139,282
Travelers Cos., Inc. (a)	145,000	17,260,800

		87,978,728
Media — 1.8%
Comcast Corp., Class A (a)	444,400	28,970,436
Multiline Retail — 2.3%
Dollar General Corp. (a)	412,400	38,765,600
Multi-Utilities — 3.0%
CMS Energy Corp. (a)	261,300	11,983,218
Dominion Resources, Inc. (a)	246,600	19,217,538
DTE Energy Co. (a)	27,256	2,701,615
Public Service Enterprise Group, Inc. (a)	341,700	15,926,637

		49,829,008
Oil, Gas & Consumable Fuels — 11.2%
Anadarko Petroleum Corp. (a)	82,400	4,387,800
Chevron Corp. (a)(b)	229,400	24,048,002
ConocoPhillips (a)	185,260	8,077,336
Exxon Mobil Corp. (a)	450,000	42,183,000
Hess Corp. (a)	193,500	11,629,350
Marathon Oil Corp. (a)	359,400	5,394,594
Marathon Petroleum Corp. (a)	292,900	11,118,484
Occidental Petroleum Corp. (a)	472,700	35,717,212
Pioneer Natural Resources Co. (a)	25,140	3,801,419
Suncor Energy, Inc. (a)	456,500	12,658,745
TOTAL SA — ADR (a)	534,700	25,719,070

		184,735,012
Personal Products — 0.8%
Unilever NV (a)	281,400	13,208,916
Pharmaceuticals — 8.8%
AstraZeneca PLC	320,936	19,186,779
Johnson & Johnson (a)	281,600	34,158,080
Merck & Co., Inc. (a)(b)	665,300	38,327,933
Pfizer, Inc. (a)	1,530,290	53,881,511

		145,554,303
Professional Services — 0.5%
Nielsen Holdings PLC (a)	145,700	7,572,029
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co. (a)	244,500	7,278,765
Road & Rail — 0.8%
Union Pacific Corp. (a)	147,000	12,825,750

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	41

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 3.7%
Intel Corp. (a)	1,248,000	$40,934,400
QUALCOMM, Inc. (a)	369,200	19,778,044

		60,712,444
Software — 3.8%
Microsoft Corp. (a)	658,700	33,705,679
Oracle Corp. (a)	705,100	28,859,743

		62,565,422
Specialty Retail — 2.8%
Gap, Inc. (a)	551,200	11,696,464
Home Depot, Inc. (a)	267,200	34,118,768

		45,815,232
Technology Hardware, Storage & Peripherals — 1.7%
Lenovo Group Ltd.	9,392,000	5,708,779
Samsung Electronics Co. Ltd. — GDR	36,600	22,728,600

		28,437,379
Tobacco — 2.0%
Altria Group, Inc. (a)	154,900	10,681,904
Philip Morris International, Inc. (a)	104,200	10,599,224
Reynolds American, Inc. (a)	204,678	11,038,285

		32,319,413
Water Utilities — 0.5%
American Water Works Co., Inc. (a)	89,900	7,597,449

Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.4%
SK Telecom Co. Ltd. — ADR (a)	327,000	$6,840,840
Total Long-Term Investments (Cost — $1,317,068,048) — 100.3%		1,652,094,925

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)	11,882,407	11,882,407
Total Short-Term Securities (Cost — $11,882,407) — 0.7%		11,882,407
Total Investments Before Options Written (Cost — $1,328,950,455) — 101.0%		1,663,977,332

Options Written
(Premiums Received — $15,445,785) — (1.4)%		(22,729,496)
Total Investments Net of Options Written — 99.6%		1,641,247,836
Other Assets Less Liabilities — 0.4%		6,436,100

Net Assets — 100.0%		$1,647,683,936

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Current yield as of period end.

(d)	During the six months ended June 30, 2016, investments in companies considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,770,944	(1,888,537)	11,882,407	$11,882,407	$14,435
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	—	$16	[1]
Total				$11,882,407	$14,451

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
3M Co.	Call	7/01/16	USD	170.00	103	$(52,787)
Aetna, Inc.	Call	7/01/16	USD	115.00	224	(158,480)
American Express Co.	Call	7/01/16	USD	66.00	197	(1,970)
American International Group, Inc.	Call	7/01/16	USD	58.50	370	(4,440)
Chevron Corp.	Call	7/01/16	USD	102.00	178	(50,552)
Chevron Corp.	Call	7/01/16	USD	103.00	146	(27,375)
Chevron Corp.	Call	7/01/16	USD	104.00	88	(8,624)
Citigroup, Inc.	Call	7/01/16	USD	46.00	428	(428)
CME Group, Inc.	Call	7/01/16	USD	96.00	174	(23,490)

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
ConocoPhillips	Call	7/01/16	USD	46.00	85	$(340)
Dow Chemical Co.	Call	7/01/16	USD	52.50	282	(1,128)
EI du Pont de Nemours & Co.	Call	7/01/16	USD	64.50	501	(30,310)
Goldman Sachs Group, Inc.	Call	7/01/16	USD	162.50	22	(550)
Hess Corp.	Call	7/01/16	USD	58.00	295	(62,688)
Home Depot, Inc.	Call	7/01/16	USD	132.00	394	(788)
MetLife, Inc.	Call	7/01/16	USD	46.00	626	(15,650)
Morgan Stanley	Call	7/01/16	USD	28.00	738	(1,476)
Pioneer Natural Resources Co.	Call	7/01/16	USD	167.50	80	(3,200)
Procter & Gamble Co.	Call	7/01/16	USD	80.50	910	(341,250)
QUALCOMM, Inc.	Call	7/01/16	USD	53.00	200	(12,500)
QUALCOMM, Inc.	Call	7/01/16	USD	53.50	259	(7,382)
QUALCOMM, Inc.	Call	7/01/16	USD	56.50	15	(90)
QUALCOMM, Inc.	Call	7/01/16	USD	57.50	385	(3,465)
Schlumberger Ltd.	Call	7/01/16	USD	75.00	41	(16,605)
Schlumberger Ltd.	Call	7/01/16	USD	76.50	59	(15,281)
Suncor Energy, Inc.	Call	7/01/16	USD	28.50	625	(5,000)
U.S. Bancorp.	Call	7/01/16	USD	42.00	159	(954)
U.S. Bancorp.	Call	7/01/16	USD	43.00	370	(3,330)
Union Pacific Corp.	Call	7/01/16	USD	83.00	239	(98,588)
UnitedHealth Group, Inc.	Call	7/01/16	USD	134.00	83	(57,478)
Verizon Communications, Inc.	Call	7/01/16	USD	50.50	449	(234,602)
Wells Fargo & Co.	Call	7/01/16	USD	50.00	1,073	(1,073)
Nielsen Holdings PLC	Call	7/05/16	USD	52.25	363	(7,395)
SK Telecom Co. Ltd. — ADR	Call	7/06/16	USD	19.76	600	(70,415)
Aetna, Inc.	Call	7/08/16	USD	121.00	375	(82,125)
Altria Group, Inc.	Call	7/08/16	USD	64.50	251	(99,772)
American Express Co.	Call	7/08/16	USD	66.00	94	(940)
American Express Co.	Call	7/08/16	USD	66.50	31	(279)
American International Group, Inc.	Call	7/08/16	USD	57.50	640	(8,320)
Anthem, Inc.	Call	7/08/16	USD	133.00	181	(14,208)
Bank of America Corp.	Call	7/08/16	USD	15.00	1,500	(1,500)
Chevron Corp.	Call	7/08/16	USD	104.00	88	(13,288)
Citigroup, Inc.	Call	7/08/16	USD	47.00	428	(4,280)
CME Group, Inc.	Call	7/08/16	USD	99.00	88	(2,860)
Coca-Cola Co.	Call	7/08/16	USD	45.00	776	(41,904)
ConocoPhillips	Call	7/08/16	USD	46.00	147	(1,470)
Dollar General Corp.	Call	7/08/16	USD	92.50	515	(101,712)
Dow Chemical Co.	Call	7/08/16	USD	53.50	313	(7,199)
EI du Pont de Nemours & Co.	Call	7/08/16	USD	68.00	152	(4,256)
EI du Pont de Nemours & Co.	Call	7/08/16	USD	69.00	76	(1,140)
Exxon Mobil Corp.	Call	7/08/16	USD	89.50	257	(104,085)
General Electric Co.	Call	7/08/16	USD	30.50	1,462	(152,779)
Goldman Sachs Group, Inc.	Call	7/08/16	USD	152.50	116	(7,134)
Home Depot, Inc.	Call	7/08/16	USD	134.00	142	(3,550)
Home Depot, Inc.	Call	7/08/16	USD	136.00	142	(3,550)
Intel Corp.	Call	7/08/16	USD	32.00	846	(77,832)
Johnson & Johnson	Call	7/08/16	USD	114.00	442	(286,195)
Johnson & Johnson	Call	7/08/16	USD	117.00	5	(2,175)
JPMorgan Chase & Co.	Call	7/08/16	USD	66.00	247	(494)
JPMorgan Chase & Co.	Call	7/08/16	USD	66.50	680	(2,720)
Marathon Oil Corp.	Call	7/08/16	USD	14.50	250	(17,250)
Marathon Petroleum Corp.	Call	7/08/16	USD	36.00	368	(80,040)
McDonald’s Corp.	Call	7/08/16	USD	125.00	301	(1,505)
Merck & Co., Inc.	Call	7/08/16	USD	57.00	790	(69,125)
Microsoft Corp.	Call	7/08/16	USD	53.50	440	(1,100)
Occidental Petroleum Corp.	Call	7/08/16	USD	76.50	530	(21,465)
Philip Morris International, Inc.	Call	7/08/16	USD	102.00	161	(10,868)
Procter & Gamble Co.	Call	7/08/16	USD	82.00	186	(50,127)
Procter & Gamble Co.	Call	7/08/16	USD	82.50	185	(41,810)
Quest Diagnostics, Inc.	Call	7/08/16	USD	76.54	563	(274,181)
Schlumberger Ltd.	Call	7/08/16	USD	78.00	50	(8,250)
Suncor Energy, Inc.	Call	7/08/16	USD	29.00	624	(3,120)
U.S. Bancorp.	Call	7/08/16	USD	42.00	211	(3,798)
U.S. Bancorp.	Call	7/08/16	USD	43.00	296	(7,400)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	43

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Bancorp.	Call	7/08/16	USD	43.50	561	$(14,025)
Union Pacific Corp.	Call	7/08/16	USD	84.50	97	(29,003)
United Parcel Service, Class B	Call	7/08/16	USD	103.00	233	(96,112)
UnitedHealth Group, Inc.	Call	7/08/16	USD	138.00	166	(56,855)
UnitedHealth Group, Inc.	Call	7/08/16	USD	139.00	139	(37,044)
Verizon Communications, Inc.	Call	7/08/16	USD	50.50	451	(235,648)
Honeywell International, Inc.	Call	7/11/16	USD	114.00	363	(99,807)
Marsh & McLennan Cos., Inc.	Call	7/11/16	USD	67.50	313	(34,526)
Quest Diagnostics, Inc.	Call	7/11/16	USD	77.01	212	(93,280)
Travelers Cos., Inc.	Call	7/11/16	USD	112.50	442	(290,896)
Travelers Cos., Inc.	Call	7/11/16	USD	113.00	145	(88,339)
3M Co.	Call	7/15/16	USD	170.00	80	(46,000)
Allstate Corp.	Call	7/15/16	USD	67.50	112	(29,624)
Altria Group, Inc.	Call	7/15/16	USD	65.00	156	(63,180)
American Express Co.	Call	7/15/16	USD	62.50	201	(8,140)
Anthem, Inc.	Call	7/15/16	USD	135.00	174	(12,267)
Bank of America Corp.	Call	7/15/16	USD	14.00	718	(6,103)
Becton Dickinson and Co.	Call	7/15/16	USD	170.00	233	(42,522)
Chevron Corp.	Call	7/15/16	USD	100.00	178	(92,115)
Citigroup, Inc.	Call	7/15/16	USD	45.50	200	(3,600)
Citigroup, Inc.	Call	7/15/16	USD	46.00	100	(1,200)
CME Group, Inc.	Call	7/15/16	USD	95.00	88	(26,400)
Coca-Cola Co.	Call	7/15/16	USD	45.00	782	(52,394)
ConocoPhillips	Call	7/15/16	USD	46.00	68	(1,904)
Diageo PLC — ADR	Call	7/15/16	USD	110.00	372	(130,200)
Dollar General Corp.	Call	7/15/16	USD	92.50	515	(122,312)
Dominion Resources, Inc.	Call	7/15/16	USD	72.50	420	(226,800)
Dow Chemical Co.	Call	7/15/16	USD	52.50	101	(1,364)
EI du Pont de Nemours & Co.	Call	7/15/16	USD	67.50	228	(3,648)
Exelon Corp.	Call	7/15/16	USD	35.00	231	(33,495)
Exxon Mobil Corp.	Call	7/15/16	USD	90.00	256	(101,760)
Gap, Inc.	Call	7/15/16	USD	20.00	278	(36,974)
General Electric Co.	Call	7/15/16	USD	30.00	1,402	(217,310)
General Electric Co.	Call	7/15/16	USD	31.00	586	(40,727)
Goldman Sachs Group, Inc.	Call	7/15/16	USD	165.00	35	(228)
Hess Corp.	Call	7/15/16	USD	62.50	325	(27,462)
Home Depot, Inc.	Call	7/15/16	USD	130.00	450	(28,350)
Intel Corp.	Call	7/15/16	USD	32.00	844	(89,464)
Invesco Ltd.	Call	7/15/16	USD	29.00	123	(1,230)
Invesco Ltd.	Call	7/15/16	USD	30.00	493	(4,930)
JPMorgan Chase & Co.	Call	7/15/16	USD	65.00	514	(9,766)
Kroger Co.	Call	7/15/16	USD	37.50	510	(14,025)
Lockheed Martin Corp.	Call	7/15/16	USD	245.00	239	(114,720)
Marathon Oil Corp.	Call	7/15/16	USD	15.00	100	(6,050)
Marathon Petroleum Corp.	Call	7/15/16	USD	40.00	346	(21,625)
Merck & Co., Inc.	Call	7/15/16	USD	57.50	371	(27,454)
MetLife, Inc.	Call	7/15/16	USD	45.00	440	(2,200)
Mondelez International, Inc., Class A	Call	7/15/16	USD	45.00	120	(16,320)
Mondelez International, Inc., Class A	Call	7/15/16	USD	46.00	190	(15,865)
Motorola Solutions, Inc.	Call	7/15/16	USD	70.00	477	(5,962)
Nielsen Holdings PLC	Call	7/15/16	USD	55.00	365	(12,775)
Northrop Grumman Corp.	Call	7/15/16	USD	210.00	155	(192,975)
Occidental Petroleum Corp.	Call	7/15/16	USD	77.50	530	(24,910)
Oracle Corp.	Call	7/15/16	USD	40.40	294	(24,347)
Pfizer, Inc.	Call	7/15/16	USD	33.00	1,110	(250,305)
Pfizer, Inc.	Call	7/15/16	USD	35.00	1,101	(57,252)
Philip Morris International, Inc.	Call	7/15/16	USD	100.00	164	(38,048)
Praxair, Inc.	Call	7/15/16	USD	115.00	285	(17,100)
Public Service Enterprise Group, Inc.	Call	7/15/16	USD	45.00	289	(48,408)
QUALCOMM, Inc.	Call	7/15/16	USD	52.50	60	(9,360)
Quest Diagnostics, Inc.	Call	7/15/16	USD	80.00	450	(74,250)
Raytheon Co.	Call	7/15/16	USD	135.00	219	(40,624)
Reynolds American, Inc.	Call	7/15/16	USD	50.00	175	(68,250)
Rockwell Automation, Inc.	Call	7/15/16	USD	115.00	95	(16,625)
Rockwell Automation, Inc.	Call	7/15/16	USD	120.00	94	(2,585)

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Schlumberger Ltd.	Call	7/15/16	USD	77.50	155	$(37,045)
Suncor Energy, Inc.	Call	7/15/16	USD	29.00	625	(7,813)
SunTrust Banks, Inc.	Call	7/15/16	USD	44.00	1,030	(27,295)
TOTAL SA — ADR	Call	7/15/16	USD	50.00	539	(16,170)
Travelers Cos., Inc.	Call	7/15/16	USD	115.00	355	(149,100)
U.S. Bancorp.	Call	7/15/16	USD	43.00	263	(1,315)
U.S. Bancorp.	Call	7/15/16	USD	44.00	296	(3,552)
Union Pacific Corp.	Call	7/15/16	USD	85.00	160	(48,000)
Wells Fargo & Co.	Call	7/15/16	USD	50.00	1,073	(12,876)
Prudential Financial, Inc.	Call	7/19/16	USD	75.50	577	(23,188)
Lockheed Martin Corp.	Call	7/20/16	USD	239.51	92	(88,734)
Northrop Grumman Corp.	Call	7/20/16	USD	215.01	310	(255,158)
3M Co.	Call	7/22/16	USD	172.50	32	(12,880)
Altria Group, Inc.	Call	7/22/16	USD	64.50	148	(61,050)
Altria Group, Inc.	Call	7/22/16	USD	66.00	150	(49,125)
American Express Co.	Call	7/22/16	USD	63.50	130	(7,150)
American International Group, Inc.	Call	7/22/16	USD	55.00	401	(12,832)
American Water Works Co., Inc.	Call	7/22/16	USD	74.00	255	(268,586)
Anthem, Inc.	Call	7/22/16	USD	136.00	188	(17,672)
Bank of America Corp.	Call	7/22/16	USD	15.50	1,495	(5,980)
Chevron Corp.	Call	7/22/16	USD	102.00	322	(117,530)
Citigroup, Inc.	Call	7/22/16	USD	47.00	635	(6,668)
CME Group, Inc.	Call	7/22/16	USD	97.00	293	(56,402)
Coca-Cola Co.	Call	7/22/16	USD	45.00	618	(50,676)
Comcast Corp., Class A	Call	7/22/16	USD	64.00	720	(115,200)
ConocoPhillips	Call	7/22/16	USD	46.00	142	(6,958)
Dow Chemical Co.	Call	7/22/16	USD	54.00	203	(8,729)
EI du Pont de Nemours & Co.	Call	7/22/16	USD	67.50	176	(7,040)
EI du Pont de Nemours & Co.	Call	7/22/16	USD	68.00	152	(5,244)
Exxon Mobil Corp.	Call	7/22/16	USD	91.50	95	(27,550)
General Electric Co.	Call	7/22/16	USD	31.00	862	(71,115)
Intel Corp.	Call	7/22/16	USD	32.00	822	(112,203)
Johnson & Johnson	Call	7/22/16	USD	117.00	1,188	(579,150)
JPMorgan Chase & Co.	Call	7/22/16	USD	64.00	82	(4,346)
JPMorgan Chase & Co.	Call	7/22/16	USD	66.00	198	(2,772)
Marathon Oil Corp.	Call	7/22/16	USD	15.00	250	(18,125)
Marathon Petroleum Corp.	Call	7/22/16	USD	38.00	255	(40,162)
McDonald’s Corp.	Call	7/22/16	USD	125.00	100	(1,100)
McDonald’s Corp.	Call	7/22/16	USD	126.00	50	(1,100)
Merck & Co., Inc.	Call	7/22/16	USD	58.00	395	(25,675)
MetLife, Inc.	Call	7/22/16	USD	45.00	440	(9,240)
MetLife, Inc.	Call	7/22/16	USD	46.00	202	(5,050)
Microsoft Corp.	Call	7/22/16	USD	53.00	630	(42,525)
Morgan Stanley	Call	7/22/16	USD	28.50	124	(1,736)
Occidental Petroleum Corp.	Call	7/22/16	USD	75.50	416	(66,768)
Pfizer, Inc.	Call	7/22/16	USD	35.50	292	(10,220)
Philip Morris International, Inc.	Call	7/22/16	USD	102.00	190	(28,500)
QUALCOMM, Inc.	Call	7/22/16	USD	55.50	91	(7,416)
Suncor Energy, Inc.	Call	7/22/16	USD	29.50	626	(10,329)
UnitedHealth Group, Inc.	Call	7/22/16	USD	139.00	275	(112,062)
Verizon Communications, Inc.	Call	7/22/16	USD	51.00	480	(217,200)
Wells Fargo & Co.	Call	7/22/16	USD	49.00	703	(27,066)
Weyerhaeuser Co.	Call	7/22/16	USD	32.50	409	(20,450)
United Parcel Service, Class B	Call	7/25/16	USD	103.25	370	(182,215)
Dominion Resources, Inc.	Call	7/27/16	USD	71.10	421	(289,360)
Mondelez International, Inc., Class A	Call	7/27/16	USD	44.75	228	(44,329)
Motorola Solutions, Inc.	Call	7/28/16	USD	68.40	477	(18,876)
Aetna, Inc.	Call	7/29/16	USD	121.00	94	(34,545)
Aetna, Inc.	Call	7/29/16	USD	123.00	55	(14,438)
Altria Group, Inc.	Call	7/29/16	USD	66.00	301	(99,330)
Anthem, Inc.	Call	7/29/16	USD	132.00	193	(64,655)
Anthem, Inc.	Call	7/29/16	USD	136.00	47	(8,460)
Bank of America Corp.	Call	7/29/16	USD	15.00	211	(1,055)
Citigroup, Inc.	Call	7/29/16	USD	43.50	129	(12,320)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	45

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Citigroup, Inc.	Call	7/29/16	USD	44.50	128	$(7,808)
CME Group, Inc.	Call	7/29/16	USD	98.00	175	(33,688)
Coca-Cola Co.	Call	7/29/16	USD	46.00	465	(23,482)
Comcast Corp., Class A	Call	7/29/16	USD	64.00	719	(140,924)
ConocoPhillips	Call	7/29/16	USD	48.50	65	(1,722)
Dow Chemical Co.	Call	7/29/16	USD	54.50	201	(3,920)
Exxon Mobil Corp.	Call	7/29/16	USD	90.50	95	(38,000)
Gap, Inc.	Call	7/29/16	USD	22.00	1,114	(53,472)
General Electric Co.	Call	7/29/16	USD	31.00	2,883	(256,587)
Goldman Sachs Group, Inc.	Call	7/29/16	USD	157.50	43	(5,440)
Hess Corp.	Call	7/29/16	USD	62.00	245	(46,918)
Home Depot, Inc.	Call	7/29/16	USD	130.00	450	(55,350)
Intel Corp.	Call	7/29/16	USD	32.00	1,440	(205,200)
JPMorgan Chase & Co.	Call	7/29/16	USD	64.00	82	(5,453)
JPMorgan Chase & Co.	Call	7/29/16	USD	65.50	339	(10,170)
Marathon Oil Corp.	Call	7/29/16	USD	14.50	372	(41,664)
Marathon Petroleum Corp.	Call	7/29/16	USD	37.50	274	(56,170)
Merck & Co., Inc.	Call	7/29/16	USD	58.00	747	(68,351)
Microsoft Corp.	Call	7/29/16	USD	52.50	1,114	(107,501)
Morgan Stanley	Call	7/29/16	USD	27.00	184	(9,016)
Occidental Petroleum Corp.	Call	7/29/16	USD	78.50	355	(23,785)
Oracle Corp.	Call	7/29/16	USD	40.00	296	(37,740)
Oracle Corp.	Call	7/29/16	USD	41.00	588	(39,102)
Pfizer, Inc.	Call	7/29/16	USD	35.00	1,349	(95,779)
Pfizer, Inc.	Call	7/29/16	USD	35.50	293	(12,599)
Philip Morris International, Inc.	Call	7/29/16	USD	102.00	162	(27,054)
Pioneer Natural Resources Co.	Call	7/29/16	USD	167.50	5	(612)
Procter & Gamble Co.	Call	7/29/16	USD	84.00	371	(49,158)
QUALCOMM, Inc.	Call	7/29/16	USD	54.00	207	(31,257)
Schlumberger Ltd.	Call	7/29/16	USD	79.50	50	(10,150)
U.S. Bancorp.	Call	7/29/16	USD	43.50	680	(17,000)
Union Pacific Corp.	Call	7/29/16	USD	87.50	239	(58,914)
United Parcel Service, Class B	Call	7/29/16	USD	105.00	233	(87,375)
UnitedHealth Group, Inc.	Call	7/29/16	USD	142.00	111	(29,304)
Verizon Communications, Inc.	Call	7/29/16	USD	52.00	729	(269,730)
Wells Fargo & Co.	Call	7/29/16	USD	49.50	264	(9,108)
BCE, Inc.	Call	8/01/16	USD	47.40	254	(18,577)
Exelon Corp.	Call	8/01/16	USD	35.50	175	(10,675)
Raytheon Co.	Call	8/01/16	USD	130.22	199	(123,675)
Allstate Corp.	Call	8/02/16	USD	71.01	303	(18,180)
Kroger Co.	Call	8/02/16	USD	37.20	1,421	(91,254)
Anthem, Inc.	Call	8/05/16	USD	131.00	135	(57,375)
Citigroup, Inc.	Call	8/05/16	USD	46.50	100	(2,800)
Comcast Corp., Class A	Call	8/05/16	USD	63.00	152	(44,080)
ConocoPhillips	Call	8/05/16	USD	46.00	67	(5,930)
Dow Chemical Co.	Call	8/05/16	USD	52.50	304	(16,720)
Exxon Mobil Corp.	Call	8/05/16	USD	90.50	332	(133,630)
Gap, Inc.	Call	8/05/16	USD	21.00	767	(77,084)
General Electric Co.	Call	8/05/16	USD	31.50	1,221	(78,144)
Hess Corp.	Call	8/05/16	USD	58.00	102	(42,585)
Intel Corp.	Call	8/05/16	USD	33.00	512	(42,752)
Johnson & Johnson	Call	8/05/16	USD	117.00	195	(97,988)
JPMorgan Chase & Co.	Call	8/05/16	USD	62.50	777	(108,003)
Marathon Oil Corp.	Call	8/05/16	USD	15.00	287	(28,700)
Marathon Oil Corp.	Call	8/05/16	USD	15.50	288	(22,320)
McDonald’s Corp.	Call	8/05/16	USD	122.00	83	(15,355)
McDonald’s Corp.	Call	8/05/16	USD	123.00	84	(11,970)
Microsoft Corp.	Call	8/05/16	USD	53.00	980	(84,280)
Mondelez International, Inc., Class A	Call	8/05/16	USD	44.25	339	(51,528)
Morgan Stanley	Call	8/05/16	USD	26.00	442	(43,537)
Occidental Petroleum Corp.	Call	8/05/16	USD	77.00	415	(57,892)
Oracle Corp.	Call	8/05/16	USD	41.00	588	(44,688)
Pfizer, Inc.	Call	8/05/16	USD	35.50	550	(28,600)
QUALCOMM, Inc.	Call	8/05/16	USD	55.00	103	(12,051)

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Schlumberger Ltd.	Call	8/05/16	USD	80.00	95	$(19,142)
U.S. Bancorp.	Call	8/05/16	USD	42.50	244	(6,832)
Verizon Communications, Inc.	Call	8/05/16	USD	55.00	418	(53,086)
Exelon Corp.	Call	8/08/16	USD	35.00	481	(80,408)
Honeywell International, Inc.	Call	8/11/16	USD	115.80	613	(194,221)
Prudential Financial, Inc.	Call	8/11/16	USD	75.50	577	(59,538)
American Water Works Co., Inc.	Call	8/12/16	USD	78.02	134	(86,966)
Anadarko Petroleum Corp.	Call	8/12/16	USD	55.50	205	(38,438)
Bank of America Corp.	Call	8/12/16	USD	14.00	1,797	(46,722)
Citigroup, Inc.	Call	8/12/16	USD	44.50	393	(32,226)
CMS Energy Corp.	Call	8/12/16	USD	43.75	134	(28,723)
Comcast Corp., Class A	Call	8/12/16	USD	65.50	44	(5,896)
Exxon Mobil Corp.	Call	8/12/16	USD	93.50	677	(136,077)
Intel Corp.	Call	8/12/16	USD	33.50	887	(54,994)
Morgan Stanley	Call	8/12/16	USD	27.50	988	(43,966)
Pfizer, Inc.	Call	8/12/16	USD	35.50	550	(30,250)
Weyerhaeuser Co.	Call	8/12/16	USD	31.00	202	(11,110)
Allstate Corp.	Call	8/19/16	USD	70.00	179	(32,399)
Anadarko Petroleum Corp.	Call	8/19/16	USD	55.00	207	(46,989)
Bank of America Corp.	Call	8/19/16	USD	15.00	567	(5,386)
Becton Dickinson and Co.	Call	8/19/16	USD	170.00	240	(103,200)
Chevron Corp.	Call	8/19/16	USD	105.00	147	(40,131)
Citigroup, Inc.	Call	8/19/16	USD	47.50	256	(7,168)
Coca-Cola Co.	Call	8/19/16	USD	46.00	474	(33,891)
Comcast Corp., Class A	Call	8/19/16	USD	65.00	65	(11,472)
ConocoPhillips	Call	8/19/16	USD	44.00	25	(4,812)
Dollar General Corp.	Call	8/19/16	USD	92.50	1,032	(376,680)
DTE Energy Co.	Call	8/19/16	USD	100.00	159	(27,825)
Exelon Corp.	Call	8/19/16	USD	35.00	429	(77,220)
Exxon Mobil Corp.	Call	8/19/16	USD	92.50	538	(149,026)
General Electric Co.	Call	8/19/16	USD	31.00	553	(58,894)
Honeywell International, Inc.	Call	8/19/16	USD	115.00	483	(184,748)
Intel Corp.	Call	8/19/16	USD	32.15	889	(119,708)
JPMorgan Chase & Co.	Call	8/19/16	USD	62.50	228	(37,506)
Kroger Co.	Call	8/19/16	USD	37.50	519	(37,628)
Lockheed Martin Corp.	Call	8/19/16	USD	240.00	215	(242,950)
Marathon Oil Corp.	Call	8/19/16	USD	17.00	250	(11,125)
McDonald’s Corp.	Call	8/19/16	USD	125.00	83	(8,756)
Merck & Co., Inc.	Call	8/19/16	USD	57.50	1,023	(156,519)
Microsoft Corp.	Call	8/19/16	USD	52.50	1,117	(130,689)
Mondelez International, Inc., Class A	Call	8/19/16	USD	43.00	331	(119,988)
Mondelez International, Inc., Class A	Call	8/19/16	USD	45.00	75	(17,400)
Morgan Stanley	Call	8/19/16	USD	27.00	329	(22,208)
Northrop Grumman Corp.	Call	8/19/16	USD	220.00	271	(196,475)
Oracle Corp.	Call	8/19/16	USD	41.00	1,759	(167,985)
Pfizer, Inc.	Call	8/19/16	USD	35.00	2,405	(210,438)
Pioneer Natural Resources Co.	Call	8/19/16	USD	165.00	40	(9,700)
Public Service Enterprise Group, Inc.	Call	8/19/16	USD	45.00	38	(8,550)
QUALCOMM, Inc.	Call	8/19/16	USD	57.50	423	(21,784)
Raytheon Co.	Call	8/19/16	USD	135.00	440	(161,700)
Reynolds American, Inc.	Call	8/19/16	USD	51.25	980	(304,702)
Reynolds American, Inc.	Call	8/19/16	USD	55.00	175	(15,312)
Schlumberger Ltd.	Call	8/19/16	USD	77.50	41	(15,375)
TOTAL SA — ADR	Call	8/19/16	USD	50.00	1,600	(160,000)
U.S. Bancorp.	Call	8/19/16	USD	42.00	204	(11,424)
Unilever NV	Call	8/19/16	USD	45.00	411	(104,805)
Weyerhaeuser Co.	Call	8/19/16	USD	30.00	410	(38,950)
Kroger Co.	Call	8/23/16	USD	36.20	523	(78,877)
Prudential Financial, Inc.	Call	9/16/16	USD	72.50	257	(73,888)
Public Service Enterprise Group, Inc.	Call	9/16/16	USD	45.00	856	(201,160)
Total						$(18,379,854)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	47

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
American Water Works Co., Inc.	Call	Morgan Stanley & Co. International PLC	7/01/16	USD	74.19	33,000	$(340,589)
Lenovo Group Ltd.	Call	Citibank N.A.	7/06/16	HKD	5.11	882,000	(45)
Public Service Enterprise Group, Inc.	Call	Goldman Sachs International	7/06/16	USD	44.69	40,900	(78,755)
AstraZeneca PLC	Call	Citibank N.A.	7/12/16	GBP	39.44	28,600	(208,515)
CMS Energy Corp.	Call	Bank of America N.A.	7/12/16	USD	41.00	27,100	(131,883)
Raytheon Co.	Call	Goldman Sachs International	7/12/16	USD	129.50	52,300	(337,335)
Mondelez International, Inc., Class A	Call	UBS AG	7/13/16	USD	44.75	33,800	(49,878)
Comcast Corp., Class A	Call	Barclays Bank PLC	7/20/16	USD	63.00	52,200	(122,937)
Unilever NV	Call	Goldman Sachs International	7/20/16	USD	45.64	41,000	(63,487)
Dominion Resources, Inc.	Call	Goldman Sachs International	7/21/16	USD	72.16	34,500	(200,517)
SunTrust Banks, Inc.	Call	JPMorgan Chase Bank N.A.	7/21/16	USD	43.32	102,800	(28,286)
AstraZeneca PLC	Call	Credit Suisse International	7/26/16	GBP	40.50	31,500	(193,119)
Exelon Corp.	Call	Morgan Stanley & Co. International PLC	7/26/16	USD	35.44	43,600	(53,667)
NextEra Energy, Inc.	Call	Citibank N.A.	7/26/16	USD	129.50	18,700	(47,161)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	7/26/16	USD	45.44	7,700	(10,808)
CMS Energy Corp.	Call	Deutsche Bank AG	7/27/16	USD	45.14	63,100	(78,375)
Dominion Resources, Inc.	Call	Credit Suisse International	7/27/16	USD	74.22	41,600	(164,191)
Unilever NV	Call	Morgan Stanley & Co. International PLC	8/01/16	USD	45.25	41,200	(91,760)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	41.13	23,500	(125,712)
Diageo PLC — ADR	Call	Morgan Stanley & Co. International PLC	8/03/16	USD	107.16	37,200	(248,819)
NextEra Energy, Inc.	Call	Deutsche Bank AG	8/03/16	USD	124.50	63,500	(387,055)
TOTAL SA — ADR	Call	Morgan Stanley & Co. International PLC	8/04/16	USD	48.72	53,400	(65,944)
Public Service Enterprise Group, Inc.	Call	UBS AG	8/05/16	USD	45.49	3,800	(6,597)
AstraZeneca PLC	Call	Citibank N.A.	8/10/16	GBP	41.35	74,400	(389,193)
NextEra Energy, Inc.	Call	Morgan Stanley & Co. International PLC	8/10/16	USD	130.01	18,600	(38,549)
SunTrust Banks, Inc.	Call	Morgan Stanley & Co. International PLC	8/15/16	USD	43.90	138,900	(74,223)
Samsung Electronics Co. Ltd. — GDR	Call	Credit Suisse International	8/25/16	USD	606.90	12,800	(428,051)
BCE, Inc.	Call	Citibank N.A.	8/29/16	USD	46.70	32,400	(46,214)
CMS Energy Corp.	Call	Deutsche Bank AG	8/29/16	USD	43.82	27,000	(60,877)
Kroger Co.	Call	JPMorgan Chase Bank N.A.	9/06/16	USD	34.92	115,800	(277,100)
Total							$(4,349,642)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of period	3,071,373	$15,748,607	—	—
Options written	13,616,764	67,328,902
Options exercised	(1,800)	(210,294)	—	—
Options expired	(10,173,534)	(15,409,550)
Options closed	(4,207,466)	(52,011,880)

Outstanding options at end of period	2,305,337	$15,445,785	—	—

As of period end, the value of portfolio securities subject to covered call options written was $815,370,496.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$22,729,496	—	—	$22,729,496

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(11,352)	—	—	$(11,352)
Options written	—	—	(7,883,565)	—	—	(7,883,565)

Total	—	—	$(7,894,917)	—	—	$(7,894,917)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$6,998	—	—	$6,998
Options written	—	—	(10,630,720)	—	—	(10,630,720)

Total	—	—	$(10,623,722)	—	—	$(10,623,722)

[1]	Options purchased are included in net realized gain (loss) from investment.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$276
Average value of option contracts written	$22,404,807

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$22,729,496

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(18,379,854)

Total derivative assets and liabilities subject to an MNA	—	$4,349,642

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	49

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 131,883	—	—	—	$ 131,883
Barclays Bank PLC	122,937	—	—	—	122,937
Citibank N.A.	691,128	—	$(593,128)	$(98,000)	—
Credit Suisse International	785,361	—	(785,361)	—	—
Deutsche Bank AG	537,115	—	(201,110)	—	336,005
Goldman Sachs International	680,094	—	(604,240)	—	75,854
JPMorgan Chase Bank N.A.	305,386	—	—	—	305,386
Morgan Stanley & Co. International PLC	1,039,263	—	(844,918)	—	194,345
UBS AG	56,475	—	—	—	56,475

Total	$4,349,642	—	$(3,028,757)	$(98,000)	$1,222,885

[1]	Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$101,052,896	—	—	$101,052,896
Air Freight & Logistics	18,021,556	—	—	18,021,556
Banks	233,417,179	—	—	233,417,179
Beverages	34,662,717	—	—	34,662,717
Capital Markets	41,644,040	—	—	41,644,040
Chemicals	48,685,093	—	—	48,685,093
Communications Equipment	12,587,076	—	—	12,587,076
Consumer Finance	6,112,456	—	—	6,112,456
Diversified Financial Services	15,944,380	—	—	15,944,380
Diversified Telecommunication Services	33,700,887	—	—	33,700,887
Electric Utilities	39,032,820	—	—	39,032,820
Electrical Equipment	4,351,678	—	—	4,351,678
Energy Equipment & Services	7,773,564	—	—	7,773,564
Food & Staples Retailing	23,383,724	—	—	23,383,724
Food Products	11,354,062	—	—	11,354,062
Health Care Equipment & Supplies	12,346,152	—	—	12,346,152
Health Care Providers & Services	92,048,071	—	—	92,048,071
Hotels, Restaurants & Leisure	12,984,686	—	—	12,984,686
Household Products	17,968,667	—	—	17,968,667
Industrial Conglomerates	64,016,495	—	—	64,016,495
Insurance	87,978,728	—	—	87,978,728
Media	28,970,436	—	—	28,970,436
Multiline Retail	38,765,600	—	—	38,765,600
Multi-Utilities	49,829,008	—	—	49,829,008
Oil, Gas & Consumable Fuels	184,735,012	—	—	184,735,012
Personal Products	13,208,916	—	—	13,208,916
Pharmaceuticals	126,367,524	$19,186,779	—	145,554,303
Professional Services	7,572,029	—	—	7,572,029
Real Estate Investment Trusts (REITs)	7,278,765	—	—	7,278,765
Road & Rail	12,825,750	—	—	12,825,750
Semiconductors & Semiconductor Equipment	60,712,444	—	—	60,712,444

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Software	$62,565,422	—	—	$62,565,422
Specialty Retail	45,815,232	—	—	45,815,232
Technology Hardware, Storage & Peripherals	22,728,600	$5,708,779	—	28,437,379
Tobacco	32,319,413	—	—	32,319,413
Water Utilities	7,597,449	—	—	7,597,449
Wireless Telecommunication Services	6,840,840	—	—	6,840,840
Short-Term Securities	11,882,407	—	—	11,882,407

Total	$1,639,081,774	$24,895,558	—	$1,663,977,332

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(14,959,190)	$(7,770,306)	—	$(22,729,496)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,695	—	—	$1,695
Cash pledged as collateral for OTC derivatives	98,000	—	—	98,000
Liabilities:
Bank overdraft	—	$(1,790)	—	(1,790)

Total	$99,695	$(1,790)	—	$97,905

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	51

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.5%
Ensogo Ltd. (a)	418,198	$202,597
Newcrest Mining Ltd. (a)	283,200	4,908,385

		5,110,982
Belgium — 3.5%
Anheuser-Busch InBev SA	214,532	28,369,069
Delhaize Group	35,369	3,736,197

		32,105,266
Canada — 1.4%
Fairfax Financial Holdings Ltd.	23,408	12,607,290
China — 2.0%
Alibaba Group Holding Ltd. — ADR (a)(b)	132,980	10,575,899
China Construction Bank Corp., Class H	11,291,000	7,527,011

		18,102,910
France — 1.1%
Unibail-Rodamco SE — REIT	38,990	10,086,525
Hong Kong — 0.7%
AIA Group Ltd.	1,148,900	6,909,169
India — 1.6%
Bharti Infratel Ltd.	1,032,544	5,290,821
HDFC Bank Ltd.	490,682	9,946,261

		15,237,082
Indonesia — 0.5%
Matahari Department Store Tbk PT	3,129,023	4,768,971
Ireland — 0.8%
Green REIT PLC	4,694,157	7,235,805
Israel — 0.5%
Teva Pharmaceutical Industries Ltd. — ADR (b)	89,900	4,515,677
Italy — 2.2%
Atlantia SpA	227,100	5,674,105
Eni SpA	445,200	7,170,944
Snam SpA	1,243,900	7,436,600

		20,281,649
Japan — 5.3%
Alps Electric Co. Ltd.	228,000	4,331,614
FANUC Corp.	60,300	9,809,197
Nintendo Co. Ltd.	46,600	6,696,383
Panasonic Corp.	457,500	3,936,120
SoftBank Group Corp.	144,000	8,143,499
Sony Corp.	214,400	6,316,648
Sumitomo Mitsui Financial Group, Inc.	350,700	10,126,483

		49,359,944
Mexico — 0.7%
Fomento Economico Mexicano SAB de CV — ADR (b)	70,600	6,529,794
Netherlands — 2.1%
ASML Holding NV	49,027	4,826,152
InterXion Holding NV (a)(b)	144,200	5,318,096
Koninklijke Philips NV	365,740	9,083,658

		19,227,906
New Zealand — 0.5%
Xero Ltd. (a)	350,000	4,568,221
Norway — 0.8%
Statoil ASA	439,260	7,589,737
Portugal — 1.0%
Galp Energia SGPS SA	672,400	9,352,002

Common Stocks	Shares	Value
South Africa — 1.1%
Naspers Ltd., N Shares	66,150	$10,100,779
South Korea — 0.4%
LG Chem Ltd.	15,100	3,448,368
Spain — 1.3%
Cellnex Telecom SAU (c)	780,578	12,249,314
Sweden — 0.7%
Nordea Bank AB	741,558	6,291,116
Switzerland — 2.7%
Nestle SA	135,934	10,531,940
Roche Holding AG	30,320	8,000,836
UBS Group AG	501,689	6,509,714

		25,042,490
Taiwan — 1.5%
Largan Precision Co. Ltd.	74,000	6,843,761
Taiwan Semiconductor Manufacturing Co. Ltd.	1,416,000	7,136,211

		13,979,972
Thailand — 0.4%
True Corp Pcl	17,636,900	3,620,726
United Kingdom — 11.1%
AstraZeneca PLC	165,700	9,906,179
BAE Systems PLC	1,150,970	8,057,478
Delphi Automotive PLC (b)	91,710	5,741,046
Diageo PLC	369,800	10,330,659
GlaxoSmithKline PLC	292,400	6,279,324
Imperial Brands PLC	209,060	11,337,961
Lloyds Banking Group PLC	9,380,140	6,793,980
Metro Bank PLC (a)(d)	271,008	6,522,924
Nomad Foods Ltd. (a)	813,129	6,488,769
Unilever PLC	309,520	14,830,773
Vodafone Group PLC — ADR (b)	286,910	8,862,650
Worldpay Group PLC (a)(c)	2,163,100	7,873,071

		103,024,814
United States — 52.9%
Acuity Brands, Inc. (b)	21,650	5,368,335
Adobe Systems, Inc. (a)(b)	91,820	8,795,438
Allergan PLC (a)(b)	20,200	4,668,018
Alphabet, Inc., Class A (a)(b)	13,714	9,648,210
Alphabet, Inc., Class C (a)(b)	23,652	16,369,549
Altria Group, Inc. (b)(e)	178,810	12,330,738
Amazon.com, Inc. (a)(b)	14,060	10,061,617
Amgen, Inc. (b)	32,000	4,868,800
Apple, Inc. (b)(e)	145,500	13,909,800
Aramark (e)	284,920	9,522,026
Assured Guaranty Ltd. (b)	167,992	4,261,957
AT&T Inc. (b)	198,500	8,577,185
BankUnited, Inc.	300,263	9,224,079
Biogen, Inc. (a)(b)	14,100	3,409,662
Boston Scientific Corp. (a)(b)(e)	557,387	13,026,134
Cerner Corp. (a)(b)	81,700	4,787,620
Cigna Corp. (b)	34,000	4,351,660
Citigroup, Inc. (b)(e)	262,208	11,114,997
Comcast Corp., Class A (b)	176,200	11,486,478
Concho Resources, Inc. (a)(b)	77,330	9,223,149
Crown Holdings, Inc. (a)	100,370	5,085,748
Duke Energy Corp. (b)	87,000	7,463,730
Eastman Chemical Co. (b)	96,990	6,585,621
Enterprise Products Partners LP (b)	231,300	6,767,838
EOG Resources, Inc. (b)	105,370	8,789,965

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Common Stocks	Shares	Value
United States (continued)
Facebook, Inc., Class A (a)(b)	109,100	$12,467,948
FirstEnergy Corp. (b)	195,200	6,814,432
Hartford Financial Services Group, Inc. (b)	283,730	12,591,937
Hess Corp. (b)	113,200	6,803,320
Hortonworks, Inc. (a)(b)(e)	448,047	4,789,622
Humana, Inc. (b)	29,600	5,324,448
Intercontinental Exchange, Inc.	29,800	7,627,608
Kellogg Co. (b)	116,800	9,536,720
Kennedy-Wilson Holdings, Inc.	274,748	5,209,222
Lam Research Corp.	68,100	5,724,486
Lowe’s Cos., Inc. (b)	109,830	8,695,241
Macquarie Infrastructure Corp. (b)	79,140	5,860,317
MasterCard, Inc., Class A (b)(e)	136,960	12,060,698
McDonald’s Corp. (b)(e)	147,200	17,714,048
Medtronic PLC (b)	144,183	12,510,759
Merck & Co., Inc. (b)	83,210	4,793,728
Micron Technology, Inc. (a)(b)	242,100	3,331,296
Mondelez International, Inc., Class A (b)	211,230	9,613,077
Monsanto Co. (b)	76,600	7,921,206
Mosaic Co. (b)	354,460	9,279,763
Pioneer Natural Resources Co. (b)	43,000	6,502,030
Platform Specialty Products Corp. (a)	484,673	4,303,896
PPL Corp.	192,700	7,274,425
Public Service Enterprise Group, Inc. (b)	234,730	10,940,765
Roper Industries, Inc. (b)	31,639	5,396,348
Samsonite International SA	1,632,800	4,520,998
ServiceMaster Global Holdings, Inc. (a)(b)	191,600	7,625,680
Sherwin-Williams Co. (b)	21,800	6,402,006
Shire PLC — ADR (b)	25,560	4,705,085
Starbucks Corp. (b)	211,846	12,100,644
Strategic Growth Bancorp. (Acquired 3/10/14, Cost $5,461,692) (a)(f)	438,690	3,290,175
Union Pacific Corp. (b)	77,474	6,759,608
UnitedHealth Group, Inc. (b)	58,187	8,216,004
Walt Disney Co. (b)	76,500	7,483,230
WestRock Co.	151,600	5,892,692
Whirlpool Corp. (b)	33,500	5,582,440
WisdomTree Investments, Inc. (b)	444,901	4,355,581

		489,719,837
Total Common Stocks — 97.3%		901,066,346

Investment Companies	Shares	Value
United Kingdom — 0.4%
Kennedy Wilson Europe Real Estate PLC	299,275	$3,842,944

Preferred Stocks
India — 1.0%
Jasper Infotech Private Ltd., Series F (Acquired 5/7/14, Cost $1,888,464), 0.00% (a)(f)	266	6,539,147
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, Cost $741,913), 0.00% (a)(f)	88	2,163,327

		8,702,474
United States — 1.8%
Palantir Technologies, Inc., Series I (Acquired 2/7/14, Cost $3,118,944), 0.00% (a)(f)	508,800	4,879,392
Uber Technologies, Inc., Series D (Acquired 6/6/14, Cost $3,845,800), 0.00% (a)(f)	247,908	12,091,019

		16,970,411
Total Preferred Stocks — 2.8%		25,672,885
Total Long Term Investments (Cost — $850,888,198) — 100.5%		930,582,175

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (g)(h)	15,041,142	15,041,142
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.59% (g)(h)(i)	$1,706	1,705,953
Total Short-Term Securities (Cost — $16,747,095) — 1.8%		16,747,095
Total Investments Before Options Written (Cost — $867,635,293) — 102.3%		947,329,270

Options Written
(Premiums Received — $10,702,576) — (1.4)%		(12,825,445)
Total Investments Net of Options Written — 100.9%		934,503,825
Liabilities in Excess of Other Assets — (0.9)%		(8,235,193)

Net Assets — 100.0%		$926,268,632

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of security, is on loan.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(f)	Restricted securities as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $28,963,060 and an original cost of $15,056,813 which was 3.1% of its net assets.

(g)	Current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	53

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

(h)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Net Activity	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,389,331	8,651,811	15,041,142	$15,041,142	$56,835
BlackRock Liquidity Series, LLC Money Market Series	$ 427,550	$1,278,403	$ 1,705,953	$1,705,953	$14,337	[1]
Total				$16,747,095	$71,172

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	8,402,000	USD	6,394,289	Royal Bank of Scotland PLC	7/13/16	$109,407
USD	6,458,079	CAD	8,402,000	Commonwealth Bank of Australia	7/13/16	(45,617)
Total						$63,790

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd. — ADR	Call	7/01/16	USD	82.00	201	$(402)
Allergan PLC	Call	7/01/16	USD	237.50	110	(1,100)
Alphabet, Inc., Class A	Call	7/01/16	USD	750.00	10	(50)
Alphabet, Inc., Class C	Call	7/01/16	USD	725.00	39	(975)
AT&T Inc.	Call	7/01/16	USD	39.50	138	(50,370)
Citigroup, Inc.	Call	7/01/16	USD	46.00	334	(334)
Enterprise Products Partners LP	Call	7/01/16	USD	28.50	4	(300)
EOG Resources, Inc.	Call	7/01/16	USD	81.50	83	(16,102)
EOG Resources, Inc.	Call	7/01/16	USD	82.00	23	(3,473)
EOG Resources, Inc.	Call	7/01/16	USD	83.00	23	(1,679)
Facebook, Inc., Class A	Call	7/01/16	USD	119.00	75	(112)
Hartford Financial Services Group, Inc.	Call	7/01/16	USD	44.50	245	(3,798)
Medtronic PLC	Call	7/01/16	USD	81.50	94	(44,885)
Micron Technology, Inc.	Call	7/01/16	USD	12.50	315	(41,422)
Monsanto Co.	Call	7/01/16	USD	102.00	104	(18,720)
Mosaic Co.	Call	7/01/16	USD	28.50	975	(16,575)
Pioneer Natural Resources Co.	Call	7/01/16	USD	167.50	42	(1,680)
Shire PLC — ADR	Call	7/01/16	USD	195.00	70	(2,100)
Union Pacific Corp.	Call	7/01/16	USD	83.00	106	(43,725)
UnitedHealth Group, Inc.	Call	7/01/16	USD	134.00	179	(123,958)
Vodafone Group PLC — ADR	Call	7/01/16	USD	34.00	490	(12,250)
Walt Disney Co.	Call	7/01/16	USD	101.00	115	(230)
Alibaba Group Holding Ltd. — ADR	Call	7/08/16	USD	79.50	38	(4,199)
Alibaba Group Holding Ltd. — ADR	Call	7/08/16	USD	80.50	125	(8,062)
Alphabet, Inc., Class A	Call	7/08/16	USD	750.00	6	(150)
Altria Group, Inc.	Call	7/08/16	USD	64.50	170	(67,575)
Apple, Inc.	Call	7/08/16	USD	103.00	47	(141)
AT&T Inc.	Call	7/08/16	USD	39.50	544	(197,200)
Citigroup, Inc.	Call	7/08/16	USD	47.00	298	(2,980)
Enterprise Products Partners LP	Call	7/08/16	USD	28.00	315	(41,738)
Enterprise Products Partners LP	Call	7/08/16	USD	28.50	10	(925)
EOG Resources, Inc.	Call	7/08/16	USD	85.50	132	(5,082)
Facebook, Inc., Class A	Call	7/08/16	USD	121.00	86	(301)

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Hartford Financial Services Group, Inc.	Call	7/08/16	USD	46.50	390	$(6,630)
MasterCard, Inc., Class A	Call	7/08/16	USD	97.50	94	(1,128)
McDonald’s Corp.	Call	7/08/16	USD	125.00	216	(1,080)
Medtronic PLC	Call	7/08/16	USD	83.00	140	(48,160)
Merck & Co., Inc.	Call	7/08/16	USD	57.00	64	(5,600)
Union Pacific Corp.	Call	7/08/16	USD	84.50	143	(42,757)
UnitedHealth Group, Inc.	Call	7/08/16	USD	138.00	23	(7,878)
UnitedHealth Group, Inc.	Call	7/08/16	USD	139.00	8	(2,132)
Vodafone Group PLC — ADR	Call	7/08/16	USD	34.00	150	(3,750)
Walt Disney Co.	Call	7/08/16	USD	99.00	94	(2,209)
Whirlpool Corp.	Call	7/08/16	USD	180.00	61	(1,098)
Acuity Brands, Inc.	Call	7/15/16	USD	260.00	60	(4,349)
Adobe Systems, Inc.	Call	7/15/16	USD	100.00	92	(2,116)
Alibaba Group Holding Ltd. — ADR	Call	7/15/16	USD	82.50	201	(8,542)
Alphabet, Inc., Class C	Call	7/15/16	USD	730.00	37	(1,665)
Altria Group, Inc.	Call	7/15/16	USD	65.00	170	(68,850)
Amazon.com, Inc.	Call	7/15/16	USD	727.50	37	(27,380)
Apple, Inc.	Call	7/15/16	USD	100.00	105	(1,155)
Apple, Inc.	Call	7/15/16	USD	97.50	105	(5,145)
Assured Guaranty Ltd.	Call	7/15/16	USD	27.00	462	(6,930)
AT&T Inc.	Call	7/15/16	USD	41.00	137	(30,482)
Boston Scientific Corp.	Call	7/15/16	USD	23.00	880	(51,920)
Cerner Corp.	Call	7/15/16	USD	57.50	198	(33,660)
Cigna Corp.	Call	7/15/16	USD	130.00	85	(14,492)
Citigroup, Inc.	Call	7/15/16	USD	45.50	130	(2,340)
Citigroup, Inc.	Call	7/15/16	USD	46.00	65	(780)
Concho Resources, Inc.	Call	7/15/16	USD	120.00	160	(46,800)
Duke Energy Corp.	Call	7/15/16	USD	80.00	240	(140,400)
Eastman Chemical Co.	Call	7/15/16	USD	72.50	295	(7,375)
Enterprise Products Partners LP	Call	7/15/16	USD	28.00	314	(44,745)
EOG Resources, Inc.	Call	7/15/16	USD	82.50	38	(8,531)
Facebook, Inc., Class A	Call	7/15/16	USD	120.00	350	(5,775)
FirstEnergy Corp.	Call	7/15/16	USD	35.00	400	(23,000)
Fomento Economico Mexicano SAB de CV — ADR	Call	7/15/16	USD	95.00	97	(47,530)
Hartford Financial Services Group, Inc.	Call	7/15/16	USD	45.00	245	(10,780)
Hortonworks, Inc.	Call	7/15/16	USD	12.50	400	(6,000)
InterXion Holding NV	Call	7/15/16	USD	39.00	197	(23,640)
Kellogg Co.	Call	7/15/16	USD	77.50	320	(145,600)
Lowe’s Cos., Inc.	Call	7/15/16	USD	80.00	56	(4,116)
Macquarie Infrastructure Corp.	Call	7/15/16	USD	75.00	220	(17,600)
MasterCard, Inc., Class A	Call	7/15/16	USD	97.50	93	(279)
McDonald’s Corp.	Call	7/15/16	USD	125.00	193	(1,062)
Medtronic PLC	Call	7/15/16	USD	82.50	188	(81,310)
Merck & Co., Inc.	Call	7/15/16	USD	57.50	192	(14,208)
Mondelez International, Inc., Class A	Call	7/15/16	USD	45.00	53	(7,208)
Mondelez International, Inc., Class A	Call	7/15/16	USD	46.00	180	(15,030)
Mosaic Co.	Call	7/15/16	USD	29.00	975	(19,500)
Pioneer Natural Resources Co.	Call	7/15/16	USD	165.00	55	(1,650)
Public Service Enterprise Group, Inc.	Call	7/15/16	USD	45.00	236	(39,530)
Sherwin-Williams Co.	Call	7/15/16	USD	300.00	85	(12,962)
Shire PLC — ADR	Call	7/15/16	USD	200.00	35	(2,275)
Starbucks Corp.	Call	7/15/16	USD	55.00	162	(37,665)
Union Pacific Corp.	Call	7/15/16	USD	85.00	70	(21,000)
Vodafone Group PLC — ADR	Call	7/15/16	USD	35.00	544	(3,808)
Walt Disney Co.	Call	7/15/16	USD	100.00	115	(2,702)
Whirlpool Corp.	Call	7/15/16	USD	180.00	61	(1,159)
WisdomTree Investments, Inc.	Call	7/15/16	USD	11.00	700	(7,000)
Concho Resources, Inc.	Call	7/19/16	USD	117.00	265	(135,001)
Alibaba Group Holding Ltd. — ADR	Call	7/22/16	USD	80.00	38	(6,232)
Alphabet, Inc., Class A	Call	7/22/16	USD	730.00	11	(3,108)
Alphabet, Inc., Class C	Call	7/22/16	USD	730.00	54	(5,670)
Altria Group, Inc.	Call	7/22/16	USD	64.50	140	(57,750)
Altria Group, Inc.	Call	7/22/16	USD	66.00	181	(59,278)
Amazon.com, Inc.	Call	7/22/16	USD	720.00	4	(6,760)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	55

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Amgen, Inc.	Call	7/22/16	USD	162.50	36	$(738)
AT&T Inc.	Call	7/22/16	USD	42.50	274	(25,208)
Citigroup, Inc.	Call	7/22/16	USD	47.00	308	(3,234)
Comcast Corp., Class A	Call	7/22/16	USD	64.00	152	(24,320)
Enterprise Products Partners LP	Call	7/22/16	USD	28.00	314	(44,745)
EOG Resources, Inc.	Call	7/22/16	USD	87.00	113	(8,362)
Facebook, Inc., Class A	Call	7/22/16	USD	122.00	7	(136)
Hartford Financial Services Group, Inc.	Call	7/22/16	USD	44.00	196	(22,050)
Hess Corp.	Call	7/22/16	USD	62.50	165	(19,965)
Humana, Inc.	Call	7/22/16	USD	197.50	130	(38,025)
MasterCard, Inc., Class A	Call	7/22/16	USD	98.00	94	(940)
McDonald’s Corp.	Call	7/22/16	USD	125.00	100	(1,100)
McDonald’s Corp.	Call	7/22/16	USD	126.00	50	(1,100)
Medtronic PLC	Call	7/22/16	USD	86.00	76	(11,590)
Micron Technology, Inc.	Call	7/22/16	USD	12.50	350	(54,250)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/22/16	USD	54.50	247	(3,334)
UnitedHealth Group, Inc.	Call	7/22/16	USD	139.00	16	(6,520)
Vodafone Group PLC — ADR	Call	7/22/16	USD	35.00	394	(9,850)
Mondelez International, Inc., Class A	Call	7/27/16	USD	44.75	169	(32,858)
Alibaba Group Holding Ltd. — ADR	Call	7/29/16	USD	81.50	63	(8,096)
Alphabet, Inc., Class A	Call	7/29/16	USD	745.00	30	(19,050)
Altria Group, Inc.	Call	7/29/16	USD	66.00	321	(105,930)
Amazon.com, Inc.	Call	7/29/16	USD	745.00	36	(73,170)
Amgen, Inc.	Call	7/29/16	USD	157.50	104	(16,588)
Apple, Inc.	Call	7/29/16	USD	99.00	79	(9,124)
Biogen, Inc.	Call	7/29/16	USD	245.00	38	(35,910)
Citigroup, Inc.	Call	7/29/16	USD	43.50	56	(5,348)
Citigroup, Inc.	Call	7/29/16	USD	44.50	56	(3,416)
Comcast Corp., Class A	Call	7/29/16	USD	64.00	153	(29,988)
Enterprise Products Partners LP	Call	7/29/16	USD	28.50	315	(39,375)
EOG Resources, Inc.	Call	7/29/16	USD	83.00	84	(22,806)
Facebook, Inc., Class A	Call	7/29/16	USD	118.00	41	(8,282)
Hartford Financial Services Group, Inc.	Call	7/29/16	USD	45.00	300	(27,000)
Hess Corp.	Call	7/29/16	USD	62.00	258	(49,407)
Humana, Inc.	Call	7/29/16	USD	182.50	32	(33,120)
Lowe’s Cos., Inc.	Call	7/29/16	USD	79.00	57	(8,864)
MasterCard, Inc., Class A	Call	7/29/16	USD	98.00	94	(1,504)
Medtronic PLC	Call	7/29/16	USD	85.50	145	(29,580)
Merck & Co., Inc.	Call	7/29/16	USD	58.00	158	(14,457)
Micron Technology, Inc.	Call	7/29/16	USD	12.50	350	(56,175)
Pioneer Natural Resources Co.	Call	7/29/16	USD	167.50	42	(5,145)
Starbucks Corp.	Call	7/29/16	USD	58.00	373	(41,216)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/29/16	USD	54.50	247	(4,446)
Union Pacific Corp.	Call	7/29/16	USD	87.50	107	(26,376)
UnitedHealth Group, Inc.	Call	7/29/16	USD	142.00	94	(24,816)
Whirlpool Corp.	Call	7/29/16	USD	175.00	62	(16,926)
Roper Industries, Inc.	Call	8/01/16	USD	176.10	87	(18,843)
Apple, Inc.	Call	8/05/16	USD	100.00	79	(7,821)
Apple, Inc.	Call	8/05/16	USD	97.50	95	(17,195)
Citigroup, Inc.	Call	8/05/16	USD	46.50	65	(1,820)
Comcast Corp., Class A	Call	8/05/16	USD	63.00	136	(39,440)
Delphi Automotive PLC	Call	8/05/16	USD	67.00	250	(21,151)
Hess Corp.	Call	8/05/16	USD	58.00	199	(83,082)
MasterCard, Inc., Class A	Call	8/05/16	USD	93.50	191	(13,943)
McDonald’s Corp.	Call	8/05/16	USD	122.00	83	(15,355)
McDonald’s Corp.	Call	8/05/16	USD	123.00	83	(11,828)
Mondelez International, Inc., Class A	Call	8/05/16	USD	44.25	236	(35,872)
Monsanto Co.	Call	8/05/16	USD	110.00	101	(33,078)
Starbucks Corp.	Call	8/05/16	USD	58.00	255	(30,090)
Apple, Inc.	Call	8/12/16	USD	97.50	100	(19,500)
Citigroup, Inc.	Call	8/12/16	USD	44.50	130	(10,660)
Comcast Corp., Class A	Call	8/12/16	USD	65.50	272	(36,448)

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Duke Energy Corp.	Call	8/17/16	USD	82.60	238	$(76,625)
Acuity Brands, Inc.	Call	8/19/16	USD	260.00	60	(22,200)
Amgen, Inc.	Call	8/19/16	USD	155.00	36	(12,150)
Apple, Inc.	Call	8/19/16	USD	105.00	96	(3,552)
Biogen, Inc.	Call	8/19/16	USD	250.00	38	(37,050)
Cigna Corp.	Call	8/19/16	USD	145.00	102	(15,606)
Comcast Corp., Class A	Call	8/19/16	USD	65.00	92	(16,238)
EOG Resources, Inc.	Call	8/19/16	USD	85.00	83	(23,489)
Facebook, Inc., Class A	Call	8/19/16	USD	120.00	41	(10,148)
Kellogg Co.	Call	8/19/16	USD	77.50	320	(176,000)
MasterCard, Inc., Class A	Call	8/19/16	USD	95.00	187	(12,529)
McDonald’s Corp.	Call	8/19/16	USD	125.00	84	(8,862)
Medtronic PLC	Call	8/19/16	USD	82.50	150	(70,875)
Merck & Co., Inc.	Call	8/19/16	USD	57.50	43	(6,579)
Mondelez International, Inc., Class A	Call	8/19/16	USD	43.00	229	(83,012)
Mondelez International, Inc., Class A	Call	8/19/16	USD	45.00	57	(13,224)
Pioneer Natural Resources Co.	Call	8/19/16	USD	165.00	55	(13,338)
Public Service Enterprise Group, Inc.	Call	8/19/16	USD	45.00	50	(11,250)
Roper Industries, Inc.	Call	8/19/16	USD	175.00	87	(30,450)
ServiceMaster Global Holdings, Inc.	Call	8/19/16	USD	40.00	525	(80,062)
Starbucks Corp.	Call	8/19/16	USD	57.50	373	(59,120)
Pioneer Natural Resources Co.	Call	9/16/16	USD	165.00	42	(16,800)
Public Service Enterprise Group, Inc.	Call	9/16/16	USD	45.00	428	(100,580)
Sherwin-Williams Co.	Call	9/16/16	USD	300.00	35	(28,175)
Total						$(4,517,340)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Kennedy-Wilson Holdings, Inc.	Call	Barclays Bank PLC	7/01/16	USD	21.63	32,000	$—
Crown Holdings, Inc.	Call	Bank of America N.A.	7/05/16	USD	55.05	7,000	—
Anheuser-Busch InBev SA	Call	Morgan Stanley & Co. International PLC	7/06/16	EUR	114.74	10,200	(52,787)
Delhaize Group	Call	UBS AG	7/06/16	EUR	94.19	9,400	(20,386)
Eni SpA	Call	UBS AG	7/06/16	EUR	13.75	121,000	(107,536)
Galp Energia SGPS SA	Call	UBS AG	7/06/16	EUR	12.10	85,000	(45,645)
Macquarie Infrastructure Corp.	Call	Bank of America N.A.	7/06/16	USD	72.53	21,500	(37,123)
Nestle SA	Call	Bank of America N.A.	7/06/16	CHF	73.63	32,300	(72,058)
Public Service Enterprise Group, Inc.	Call	Goldman Sachs International	7/06/16	USD	44.69	42,800	(82,413)
Roche Holding AG	Call	UBS AG	7/06/16	CHF	247.75	8,700	(90,782)
Samsonite International SA	Call	JPMorgan Chase Bank N.A.	7/06/16	HKD	23.20	128,000	(154)
SoftBank Group Corp.	Call	Morgan Stanley & Co. International PLC	7/06/16	JPY	6,130.20	33,200	(8,969)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Deutsche Bank AG	7/06/16	TWD	147.21	393,000	(186,663)
UBS Group AG	Call	Bank of America N.A.	7/06/16	CHF	15.45	70,500	(23)
Unibail-Rodamco SE — REIT	Call	Bank of America N.A.	7/06/16	EUR	234.85	11,400	(17,589)
AIA Group Ltd.	Call	Bank of America N.A.	7/07/16	HKD	45.29	138,000	(26,827)
Aramark	Call	Morgan Stanley & Co. International PLC	7/07/16	USD	33.84	47,000	(7,401)
Delphi Automotive PLC	Call	Deutsche Bank AG	7/07/16	USD	67.64	25,400	(1,625)
Eastman Chemical Co.	Call	Credit Suisse International	7/07/16	USD	76.75	24,000	(1)
FirstEnergy Corp.	Call	UBS AG	7/07/16	USD	32.45	2,300	(5,695)
Fomento Economico Mexicano SAB de CV — ADR	Call	Morgan Stanley & Co. International PLC	7/07/16	USD	97.56	9,700	(830)
GlaxoSmithKline PLC	Call	Bank of America N.A.	7/07/16	GBP	14.59	35,000	(71,883)
Hortonworks, Inc.	Call	Deutsche Bank AG	7/07/16	USD	12.43	86,000	(754)
Koninklijke Philips NV	Call	Morgan Stanley & Co. International PLC	7/07/16	EUR	23.79	43,000	(1,662)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	7/07/16	GBP	0.67	731,000	(29)
Nintendo Co. Ltd.	Call	Goldman Sachs International	7/07/16	JPY	15,620.25	12,000	(14,098)
Panasonic Corp.	Call	Bank of America N.A.	7/07/16	JPY	971.65	95,000	(1,026)
Boston Scientific Corp.	Call	Goldman Sachs International	7/08/16	USD	21.78	84,000	(135,304)
Kennedy-Wilson Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	7/08/16	USD	21.12	38,200	(183)
Lam Research Corp.	Call	Deutsche Bank AG	7/11/16	USD	75.01	18,400	(166,709)
WestRock Co.	Call	Citibank N.A.	7/11/16	USD	37.25	41,600	(83,131)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	57

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	7/12/16	EUR	89.38	26,800	$ (44,470)
BankUnited, Inc.	Call	Citibank N.A.	7/12/16	USD	34.23	47,000	(980)
Cellnex Telecom SAU	Call	Credit Suisse International	7/12/16	EUR	14.52	64,000	(10,678)
Crown Holdings, Inc.	Call	Bank of America N.A.	7/12/16	USD	52.56	48,200	(6,821)
Koninklijke Philips NV	Call	Bank of America N.A.	7/12/16	EUR	23.09	158,000	(41,694)
Largan Precision Co. Ltd.	Call	JPMorgan Chase Bank N.A.	7/12/16	TWD	3,036.17	40,000	(65,583)
Naspers Ltd., N Shares	Call	UBS AG	7/12/16	ZAR	2,238.08	18,200	(72,227)
Statoil ASA	Call	Credit Suisse International	7/12/16	NOK	138.83	66,000	(59,504)
Unilever PLC	Call	UBS AG	7/12/16	GBP	31.51	48,100	(287,357)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	7/12/16	GBP	2.71	186,000	(18,890)
AIA Group Ltd.	Call	Morgan Stanley & Co. International PLC	7/13/16	HKD	44.64	247,000	(68,521)
Diageo PLC	Call	UBS AG	7/13/16	GBP	18.77	109,000	(323,982)
Eni SpA	Call	Goldman Sachs International	7/13/16	EUR	13.95	43,800	(33,634)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	7/13/16	GBP	0.75	1,099,000	(44)
Mondelez International, Inc., Class A	Call	UBS AG	7/13/16	USD	44.75	23,700	(34,974)
Nestle SA	Call	Morgan Stanley & Co. International PLC	7/13/16	CHF	74.18	42,500	(78,421)
Nordea Bank AB	Call	Credit Suisse International	7/13/16	SEK	81.46	72,000	(418)
Nordea Bank AB	Call	Credit Suisse International	7/13/16	SEK	81.56	115,000	(635)
Samsonite International SA	Call	UBS AG	7/13/16	HKD	23.56	240,000	(611)
Aramark	Call	Wells Fargo Bank, National Association	7/14/16	USD	32.81	48,000	(39,653)
BAE Systems PLC	Call	UBS AG	7/14/16	GBP	4.99	256,000	(99,084)
Delhaize Group	Call	Bank of America N.A.	7/14/16	EUR	98.01	10,000	(10,014)
Kennedy-Wilson Holdings, Inc.	Call	Barclays Bank PLC	7/19/16	USD	21.00	32,000	(1,921)
Lloyds Banking Group PLC	Call	Goldman Sachs International	7/19/16	GBP	0.73	1,134,000	(218)
Unibail-Rodamco SE — REIT	Call	UBS AG	7/19/16	EUR	243.39	10,000	(14,241)
Unilever PLC	Call	Goldman Sachs International	7/19/16	GBP	31.96	48,100	(260,237)
AstraZeneca PLC	Call	Credit Suisse International	7/20/16	GBP	40.54	10,100	(60,362)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	7/20/16	EUR	14.33	27,000	(8,635)
Comcast Corp., Class A	Call	Barclays Bank PLC	7/20/16	USD	63.00	16,400	(38,624)
Galp Energia SGPS SA	Call	Goldman Sachs International	7/20/16	EUR	12.00	140,000	(104,163)
Lam Research Corp.	Call	Deutsche Bank AG	7/20/16	USD	75.65	19,000	(161,163)
Snam SpA	Call	Credit Suisse International	7/20/16	EUR	5.08	342,000	(126,487)
Xero Ltd.	Call	UBS AG	7/20/16	NZD	19.37	51,800	(11,024)
Intercontinental Exchange, Inc.	Call	Deutsche Bank AG	7/21/16	USD	261.50	10,000	(20,676)
PPL Corp.	Call	Morgan Stanley & Co. International PLC	7/21/16	USD	38.75	38,000	(8,011)
WisdomTree Investments, Inc.	Call	Goldman Sachs International	7/21/16	USD	11.50	65,000	(6,772)
Fairfax Financial Holdings Ltd.	Call	Morgan Stanley & Co. International PLC	7/22/16	CAD	679.38	4,800	(94,180)
AstraZeneca PLC	Call	Credit Suisse International	7/26/16	GBP	40.50	23,500	(144,073)
China Construction Bank Corp., Class H	Call	Bank of America N.A.	7/26/16	HKD	5.28	4,020,000	(47,457)
Diageo PLC	Call	UBS AG	7/26/16	GBP	19.07	47,000	(123,865)
GlaxoSmithKline PLC	Call	Morgan Stanley & Co. International PLC	7/26/16	GBP	14.84	63,000	(112,935)
Imperial Brands PLC	Call	Citibank N.A.	7/26/16	GBP	38.90	37,300	(108,263)
Nordea Bank AB	Call	Bank of America N.A.	7/26/16	SEK	80.91	74,300	(2,578)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	7/26/16	USD	45.44	10,000	(14,036)
Samsonite International SA	Call	UBS AG	7/26/16	HKD	24.12	156,000	(907)
UBS Group AG	Call	Morgan Stanley & Co. International PLC	7/26/16	CHF	15.80	46,786	(352)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	7/26/16	GBP	2.84	146,400	(9,706)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	7/26/16	GBP	2.88	145,000	(7,282)
BAE Systems PLC	Call	Bank of America N.A.	7/27/16	GBP	5.21	139,000	(29,958)
Alps Electric Co. Ltd.	Call	UBS AG	7/28/16	JPY	2,316.23	76,400	(19,551)
Kennedy-Wilson Holdings, Inc.	Call	Barclays Bank PLC	7/28/16	USD	20.99	32,000	(3,825)
Adobe Systems, Inc.	Call	UBS AG	7/29/16	USD	98.47	42,000	(43,779)
Assured Guaranty Ltd.	Call	Barclays Bank PLC	7/29/16	USD	26.26	23,100	(6,440)
Intercontinental Exchange, Inc.	Call	Goldman Sachs International	7/29/16	USD	268.65	6,300	(12,607)
ServiceMaster Global Holdings, Inc.	Call	Deutsche Bank AG	7/29/16	USD	39.01	52,500	(76,915)
WestRock Co.	Call	Citibank N.A.	8/01/16	USD	37.25	41,700	(107,708)
Anheuser-Busch InBev SA	Call	HSBC Bank PLC	8/02/16	EUR	116.71	67,000	(370,963)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	41.13	23,500	(125,712)
Atlantia SpA	Call	Credit Suisse International	8/02/16	EUR	24.13	41,000	(7,121)
Atlantia SpA	Call	UBS AG	8/02/16	EUR	22.22	43,000	(25,831)

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
BAE Systems PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	5.02	100,000	$ (40,029)
Cellnex Telecom SAU	Call	Credit Suisse International	8/02/16	EUR	14.43	80,000	(30,845)
Diageo PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	19.09	47,000	(122,028)
Eni SpA	Call	Bank of America N.A.	8/02/16	EUR	14.51	18,000	(9,471)
GlaxoSmithKline PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	14.77	63,000	(117,747)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	0.72	730,000	(1,247)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	21.15	37,200	(8,941)
Statoil ASA	Call	Credit Suisse International	8/02/16	NOK	142.08	56,000	(53,760)
UBS Group AG	Call	Morgan Stanley & Co. International PLC	8/02/16	CHF	14.99	159,000	(6,263)
Unilever PLC	Call	Credit Suisse International	8/02/16	GBP	34.01	74,000	(214,251)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	2.86	175,000	(12,627)
Galp Energia SGPS SA	Call	Goldman Sachs International	8/03/16	EUR	11.87	55,000	(51,982)
Nintendo Co. Ltd.	Call	Goldman Sachs International	8/03/16	JPY	16,704.47	7,000	(10,441)
SoftBank Group Corp.	Call	Bank of America N.A.	8/03/16	JPY	6,271.23	46,000	(43,711)
Sony Corp.	Call	Goldman Sachs International	8/03/16	JPY	3,192.58	59,000	(56,426)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/03/16	NZD	19.75	17,355	(4,581)
Xero Ltd.	Call	UBS AG	8/03/16	NZD	19.04	28,700	(11,893)
Panasonic Corp.	Call	Goldman Sachs International	8/04/16	JPY	928.14	94,700	(25,243)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/04/16	GBP	2.89	98,000	(6,174)
Public Service Enterprise Group, Inc.	Call	UBS AG	8/05/16	USD	45.49	4,900	(8,506)
Roche Holding AG	Call	Goldman Sachs International	8/05/16	CHF	250.92	8,000	(81,833)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/05/16	GBP	2.73	184,000	(26,445)
BankUnited, Inc.	Call	Barclays Bank PLC	8/08/16	USD	33.88	50,000	(14,072)
Boston Scientific Corp.	Call	Deutsche Bank AG	8/08/16	USD	23.02	67,300	(65,632)
Anheuser-Busch InBev SA	Call	Credit Suisse International	8/09/16	EUR	111.80	11,700	(115,190)
Atlantia SpA	Call	Morgan Stanley & Co. International PLC	8/09/16	EUR	22.61	41,000	(33,123)
Cellnex Telecom SAU	Call	Bank of America N.A.	8/09/16	EUR	14.40	67,500	(26,194)
China Construction Bank Corp., Class H	Call	UBS AG	8/09/16	HKD	5.23	3,320,000	(56,260)
Eni SpA	Call	Credit Suisse International	8/09/16	EUR	13.72	44,000	(50,636)
FirstEnergy Corp.	Call	Morgan Stanley & Co. International PLC	8/09/16	USD	34.66	65,000	(61,636)
Nordea Bank AB	Call	Credit Suisse International	8/09/16	SEK	75.80	72,500	(11,232)
Samsonite International SA	Call	UBS AG	8/09/16	HKD	23.08	72,000	(2,312)
Snam SpA	Call	Credit Suisse International	8/09/16	EUR	5.01	342,000	(153,758)
Sony Corp.	Call	JPMorgan Chase Bank N.A.	8/09/16	JPY	3,043.94	59,000	(98,126)
Statoil ASA	Call	Credit Suisse International	8/09/16	NOK	146.36	65,000	(48,960)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/09/16	GBP	2.87	175,000	(13,978)
AstraZeneca PLC	Call	Citibank N.A.	8/10/16	GBP	41.35	23,500	(122,931)
Naspers Ltd., N Shares	Call	UBS AG	8/10/16	ZAR	2,256.73	18,200	(115,835)
Imperial Brands PLC	Call	Citibank N.A.	8/11/16	GBP	38.20	37,000	(142,261)
AIA Group Ltd.	Call	UBS AG	8/12/16	HKD	46.25	247,000	(29,274)
Panasonic Corp.	Call	JPMorgan Chase Bank N.A.	8/12/16	JPY	909.95	31,000	(9,780)
Samsonite International SA	Call	UBS AG	8/12/16	HKD	21.97	301,800	(22,826)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/12/16	GBP	2.76	80,000	(9,776)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/12/16	NZD	18.58	14,400	(8,466)
Aramark	Call	Morgan Stanley & Co. International PLC	8/15/16	USD	33.69	62,000	(41,244)
InterXion Holding NV	Call	Barclays Bank PLC	8/15/16	USD	37.25	59,800	(67,712)
Lowe’s Cos., Inc.	Call	Morgan Stanley & Co. International PLC	8/15/16	USD	80.35	49,100	(80,916)
BAE Systems PLC	Call	HSBC Bank PLC	8/16/16	GBP	4.83	138,000	(86,378)
Cellnex Telecom SAU	Call	UBS AG	8/16/16	EUR	14.15	24,000	(14,851)
Anheuser-Busch InBev SA	Call	Goldman Sachs International	8/17/16	EUR	117.26	29,000	(134,043)
Imperial Brands PLC	Call	Morgan Stanley & Co. International PLC	8/17/16	GBP	40.45	40,000	(68,414)
Lloyds Banking Group PLC	Call	Goldman Sachs International	8/17/16	GBP	0.65	888,000	(11,415)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	8/17/16	TWD	160.93	386,000	(63,285)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/17/16	NZD	17.64	37,000	(37,389)
PPL Corp.	Call	Citibank N.A.	8/18/16	USD	38.10	51,000	(37,123)
BankUnited, Inc.	Call	Barclays Bank PLC	8/23/16	USD	33.30	45,000	(10,139)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	8/23/16	EUR	14.46	40,000	(20,626)
Eni SpA	Call	Goldman Sachs International	8/23/16	EUR	14.77	18,000	(9,545)
Fairfax Financial Holdings Ltd.	Call	Deutsche Bank AG	8/23/16	CAD	659.32	8,000	(288,033)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	8/23/16	EUR	12.37	90,000	(65,059)
Statoil ASA	Call	Deutsche Bank AG	8/25/16	NOK	135.78	55,000	(83,991)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	59

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Boston Scientific Corp.	Call	Deutsche Bank AG	8/29/16	USD	23.02	67,300	$(78,337)
PPL Corp.	Call	Citibank N.A.	9/01/16	USD	39.68	17,000	(6,095)
BankUnited, Inc.	Call	Deutsche Bank AG	9/08/16	USD	32.21	23,000	(13,241)
Nintendo Co. Ltd.	Call	Morgan Stanley & Co. International PLC	9/08/16	JPY	14,327.71	6,700	(77,508)
Total							$(8,308,105)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of period	26,290,347	$11,916,657	—	—
Options written	81,542,754	44,739,889	—	—
Options exercised	(62,923)	(198,769)	—	—
Options expired	(42,956,977)	(19,514,351)	—	—
Options closed	(42,552,306)	(26,240,850)	—	—

Outstanding options at end of period	22,260,895	$10,702,576	—	—

As of period end, the value of portfolio securities subject to covered call options written was $433,191,150.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$109,407	—	$109,407

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 45,617	—	$45,617
Options written	Options written, at value	—	—	$12,825,445	—	—	12,825,445

Total		—	—	$12,825,445	$ 45,617	—	$12,871,062

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(36,189)	—	—	$(36,189)
Options written	—	—	10,629,203	—	—	10,629,203

Total	—	—	$10,593,014	—	—	$10,593,014

Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$63,790	—	$63,790
Options purchased[2]	—	—	$29,255	—	—	29,255
Options written	—	—	(5,915,951)	—	—	(5,915,951)

Total	—	—	$(5,886,696)	$63,790	—	$(5,822,906)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average USD amounts purchased	$3,229,040
Average USD amounts sold	$3,197,145
Options:
Average value of option contracts written	$13,212,696

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$109,407	$45,617
Options	—	12,825,445

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$109,407	$12,871,062
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,517,340)

Total derivative assets and liabilities subject to an MNA	$109,407	$8,353,722

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Royal Bank of Scotland PLC	$109,407	—	—	—	$109,407

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[2]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$444,427	—	$(372,102)	—	$72,325
Barclays Bank PLC	142,733	—	—	—	142,733
Citibank N.A.	608,492	—	(589,666)	—	18,826
Commonwealth Bank of Australia	45,617	—	—	—	45,617
Credit Suisse International	1,087,911	—	(1,081,914)	—	5,997
Deutsche Bank AG	1,157,775	—	(1,157,775)	—	—
Goldman Sachs International	1,030,374	—	(1,030,374)	—	—
HSBC Bank PLC	457,341	—	—	—	457,341
JPMorgan Chase Bank N.A.	173,643	—	(173,643)	—	—
Morgan Stanley & Co. International PLC	1,513,237	—	(1,491,287)	—	21,950
UBS AG	1,652,519	—	(1,499,350)	—	153,169
Wells Fargo Bank, National Association	39,653	—	—	—	39,653
Total	$8,353,722	—	$(7,396,111)	—	$957,611

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	61

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$5,110,982	—	$5,110,982
Belgium	—	32,105,266	—	32,105,266
Canada	$12,607,290	—	—	12,607,290
China	10,575,899	7,527,011	—	18,102,910
France	—	10,086,525	—	10,086,525
Hong Kong	—	6,909,169	—	6,909,169
India	—	15,237,082	—	15,237,082
Indonesia	—	4,768,971	—	4,768,971
Ireland	7,235,805	—	—	7,235,805
Israel	4,515,677	—	—	4,515,677
Italy	—	20,281,649	—	20,281,649
Japan	—	49,359,944	—	49,359,944
Mexico	6,529,794	—	—	6,529,794
Netherlands	5,318,096	13,909,810	—	19,227,906
New Zealand	—	4,568,221	—	4,568,221
Norway	—	7,589,737	—	7,589,737
Portugal	—	9,352,002	—	9,352,002
South Africa	—	10,100,779	—	10,100,779
South Korea	—	3,448,368	—	3,448,368
Spain	—	12,249,314	—	12,249,314
Sweden	—	6,291,116	—	6,291,116
Switzerland	—	25,042,490	—	25,042,490
Taiwan	—	13,979,972	—	13,979,972
Thailand	—	3,620,726	—	3,620,726
United Kingdom	27,615,389	75,409,425	—	103,024,814
United States	481,908,664	4,520,998	$3,290,175	489,719,837
Investment Companies	—	3,842,944	—	3,842,944
Preferred Stocks	—	—	25,672,885	25,672,885
Short-Term Securities	15,041,142	1,705,953	—	16,747,095

Total	$571,347,756	$347,018,454	$28,963,060	$947,329,270

Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$109,407	—	$109,407
Liabilities:
Equity contracts	$(4,196,990)	(8,628,455)	—	(12,825,445)
Foreign currency exchange contracts	—	(45,617)	—	(45,617)
Total	$(4,196,990)	$(8,564,665)	—	$(12,761,655)

[1]    Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$888,290	—	—	$888,290
Liabilities:
Collateral on securities loaned at value	—	$(1,705,953)	—	(1,705,953)

Total	$888,290	$(1,705,953)	—	$(817,663)

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

Transfers between Level 1 and Level 2 were as follow:

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Investments:
Long-Term Investments:
Common Stocks	$ 8,123,988	$ (45,571,349)	$ 45,571,349	$ (8,123,988)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2015	$9,185,948	$26,668,421	$35,854,369
Transfers into Level 3	—	—	—
Transfers out of Level 3	(5,237,738)	—	(5,237,738)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	(658,035)	(995,536)	(1,653,571)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of June 30, 2016	$3,290,175	$25,672,885	$28,963,060

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2016[2]	$(658,035)	$(995,536)	$(1,653,571)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$3,290,175	Market Comparables	Tangible Book Value Multiple[1]	1.35x
Preferred Stocks	25,672,885	Market Comparables	Priced to new financing round[1]	—
			Revenue Multiple[1]	12.0x
			Revenue Growth Rate[1]	84.00%
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger & Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	80.00%
			Revenue Multiple[1]	13.55x - 20.70x
			Time to Exit[2]	1-2 years

Total	$28,963,060

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	63

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 18.2%
AbbVie, Inc. (a)	32,686	$2,023,589
Acceleron Pharma, Inc. (b)	29,400	999,012
Acerta Pharma BV, Series B (Acquired 2/01/16, cost $986,402) (b)(c)	17,146,440	1,450,589
Actelion Ltd.	7,600	1,279,821
Agios Pharmaceuticals, Inc. (a)(b)	9,500	398,004
Alder Biopharmaceuticals, Inc. (a)(b)	10,100	252,197
Alexion Pharmaceuticals, Inc. (a)(b)	4,760	555,778
Alkermes PLC (a)(b)	16,800	726,096
Alnylam Pharmaceuticals, Inc. (a)(b)	12,600	699,174
Amgen, Inc. (a)	71,522	10,882,072
Aquinox Pharmaceuticals, Inc. (b)	15,900	105,258
Avexis, Inc. (b)	11,226	426,813
Axovant Sciences Ltd. (b)	12,100	155,364
Biogen, Inc. (a)(b)	23,948	5,791,105
BioMarin Pharmaceutical, Inc. (a)(b)	9,100	707,980
Celgene Corp. (a)(b)	41,786	4,121,353
Corvus Pharmaceuticals, Inc. (Acquired 3/23/16, cost $297,937) (b)(c)	21,266	296,177
CytomX Therapeutics, Inc. (b)	28,059	286,623
Genomic Health, Inc. (a)(b)	19,300	499,774
Gilead Sciences, Inc. (a)	49,200	4,104,264
Global Blood Therapeutics, Inc. (b)	14,688	243,674
Incyte Corp. (a)(b)	13,800	1,103,724
Inotek Pharmaceuticals Corp. (b)	30,196	224,658
Intellia Therapeutics, Inc. (Acquired 5/6/16, Cost $248,567) (b)(c)	30,613	630,894
Lion Biotechnologies, Inc. (Acquired 6/3/16, Cost $123,281) (b)(c)	25,954	206,548
Medivation, Inc. (a)(b)	34,100	2,056,230
Neurocrine Biosciences, Inc. (a)(b)	41,762	1,898,083
Otonomy, Inc. (b)	8,400	133,392
Prothena Corp. PLC (a)(b)	4,344	151,866
PTC Therapeutics, Inc. (b)	30,300	212,706
Regeneron Pharmaceuticals, Inc. (a)(b)	7,358	2,569,634
REGENXBIO, Inc. (b)	35,850	286,800
Sage Therapeutics, Inc. (b)	9,342	281,474
Sarepta Therapeutics, Inc. (b)(d)	4,400	83,908
Seattle Genetics, Inc. (a)(b)	14,867	600,775
Seres Therapeutics, Inc. (b)	2,210	64,202
Syndax Pharmaceuticals, Inc. (b)	13,956	137,467
Syndax Pharmaceuticals, Inc. (Acquired 3/02/16, cost $495,682) (b)(c)	35,428	343,053
Ultragenyx Pharmaceutical, Inc. (a)(b)	13,815	675,692
Vertex Pharmaceuticals, Inc. (a)(b)	36,705	3,157,364

		50,823,187
Diversified Consumer Services — 0.2%
Service Corp. International	20,600	557,024
Electronic Equipment, Instruments & Components — 0.7%
FEI Co.	18,800	2,009,344
Health Care Equipment & Supplies — 25.9%
Abbott Laboratories (a)	118,700	4,666,096
Baxter International, Inc. (a)	134,500	6,082,090
Becton Dickinson and Co. (a)	20,033	3,397,396
Boston Scientific Corp. (b)	518,400	12,115,008
CONMED Corp.	12,000	572,760
Cooper Cos., Inc. (a)	13,166	2,258,891
CR Bard, Inc. (a)	20,653	4,856,759
DENTSPLY SIRONA, Inc. (a)	22,500	1,395,900
Edwards Lifesciences Corp. (a)(b)	46,898	4,677,138

Common Stocks	Shares	Value
Health Care Equipment & Supplies (continued)
Hologic, Inc. (a)(b)	36,600	$1,266,360
Masimo Corp. (a)(b)	19,600	1,029,294
Medtronic PLC (a)	192,600	16,711,902
St. Jude Medical, Inc.	57,200	4,461,600
Stryker Corp. (a)	52,200	6,255,126
Zimmer Biomet Holdings, Inc. (a)	20,400	2,455,752

		72,202,072
Health Care Providers & Services — 22.3%
Aetna, Inc. (a)	44,311	5,411,701
Amedisys, Inc. (a)(b)	43,100	2,175,688
American Renal Associates Holdings, Inc. (b)	9,083	263,135
AmerisourceBergen Corp. (a)	14,400	1,142,208
Anthem, Inc. (a)	50,300	6,606,402
Cardinal Health, Inc. (a)	33,030	2,576,670
Centene Corp. (a)(b)	32,100	2,290,977
Cigna Corp. (a)	39,100	5,004,409
DaVita HealthCare Partners, Inc. (a)(b)	39,000	3,015,480
Express Scripts Holding Co. (a)(b)	11,076	839,561
HCA Holdings, Inc. (a)(b)	11,394	877,452
HealthEquity, Inc. (a)(b)	16,900	513,508
Humana, Inc. (a)	26,000	4,676,880
Laboratory Corp. of America Holdings (a)(b)	4,300	560,161
McKesson Corp. (a)	19,700	3,677,005
Quest Diagnostics, Inc. (a)	8,600	700,126
Teladoc, Inc. (b)(d)	18,800	301,176
UnitedHealth Group, Inc. (a)(e)	122,002	17,226,682
Universal Health Services, Inc., Class B (a)	28,100	3,768,210
WellCare Health Plans, Inc. (a)(b)	7,100	761,688

		62,389,119
Health Care Technology — 0.8%
Cerner Corp. (a)(b)	38,100	2,232,660
Life Sciences Tools & Services — 2.1%
Thermo Fisher Scientific, Inc. (a)	39,400	5,821,744
Pharmaceuticals — 26.7%
Allergan PLC (a)(b)	38,625	8,925,851
AstraZeneca PLC	60,400	3,610,943
Bristol-Myers Squibb Co. (a)	63,562	4,674,985
Chugai Pharmaceutical Co. Ltd.	13,500	481,116
Dermira, Inc. (a)(b)	18,300	535,275
Eli Lilly & Co. (a)	115,800	9,119,250
GlaxoSmithKline PLC	116,000	2,491,113
GlaxoSmithKline PLC — ADR (a)	37,500	1,625,250
Intra-Cellular Therapies, Inc. (b)	54,481	2,114,952
Jazz Pharmaceuticals PLC (a)(b)	13,200	1,865,292
Johnson & Johnson (a)	66,470	8,062,811
Mallinckrodt PLC (a)(b)	23,143	1,406,632
Merck & Co., Inc. (a)	66,500	3,831,065
Merck KGaA	17,900	1,819,418
Mylan NV (a)(b)	54,600	2,360,904
Nektar Therapeutics (a)(b)	23,800	338,674
Pfizer, Inc. (a)	205,098	7,221,501
Phibro Animal Health Corp., Class A	23,300	434,778
Roche Holding AG	10,900	2,876,290
Shire PLC — ADR (a)	25,929	4,773,010
Teva Pharmaceutical Industries Ltd. — ADR (a)	73,300	3,681,859

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Zoetis, Inc. (a)	45,300	$2,149,938

		74,400,907
Total Common Stocks — 96.9%		270,436,057

Preferred Stocks
Biotechnology — 0.6%
Afferent Pharmaceuticals, Inc., Series C (Acquired 6/30/15, cost $466,519), 0.00% (b)(c)	190,160	941,292
Lion Biotechnologies, Inc., Series B (Acquired 6/3/16, Cost $144,728), 0.00% (b)(c)	30,469	242,480
Ovid Therapeutics, Inc. (Acquired 8/7/15, cost $503,166), 0.00% (b)(c)	80,765	503,166
Total Preferred Stocks — 0.6%		1,686,938
Rights — 0.0%
Biotechnology — 0.0%
Dyax Corp. — CVR (b)	61,727	68,517
Total Long-Term Investments (Cost — $194,918,126) — 97.5%		272,191,512

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (f)(g)	9,585,944	$9,585,944
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.59% (f)(g)(h)	$157	156,732
Total Short-Term Securities (Cost — $9,742,676) — 3.5%		9,742,676
Total Investments Before Options Written (Cost — $204,660,802) — 101.0%		281,934,188

Options Written
(Premiums Received — $2,147,026) — (0.9)%		(2,593,549)
Total Investments Net of Options Written — 100.1%		279,340,639
Liabilities in Excess of Other Assets — (0.1)%		(312,707)

Net Assets — 100.0%		$279,027,932

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Restricted securities as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $4,614,199 and an original cost of $3,266,282 which was 1.7% of its net assets.

(d)	Security, or a portion of security, is on loan.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(f)	Current yield as of period end.

(g)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2015	Net Activity	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,854,560	731,384	9,585,944	$9,585,944	$26,637
BlackRock Liquidity Series, LLC Money Market Series	—	$156,732	$ 156,732	$156,732	$1,512	[1]
Total				$9,742,676	$28,149

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	65

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Abbott Laboratories	Call	7/01/16	USD	39.00	176	$ (6,511)
AbbVie, Inc.	Call	7/01/16	USD	60.50	13	(1,592)
Aetna, Inc.	Call	7/01/16	USD	115.00	18	(12,735)
Celgene Corp.	Call	7/01/16	USD	109.00	7	(350)
Express Scripts Holding Co.	Call	7/01/16	USD	72.50	13	(4,030)
Gilead Sciences, Inc.	Call	7/01/16	USD	85.50	35	(105)
GlaxoSmithKline PLC — ADR	Call	7/01/16	USD	42.50	117	(9,945)
Mallinckrodt PLC	Call	7/01/16	USD	65.00	60	(3,000)
Medivation, Inc.	Call	7/01/16	USD	61.00	28	(1,148)
Medtronic PLC	Call	7/01/16	USD	81.50	92	(43,930)
Mylan NV	Call	7/01/16	USD	42.00	92	(11,408)
Shire PLC — ADR	Call	7/01/16	USD	195.00	28	(840)
UnitedHealth Group, Inc.	Call	7/01/16	USD	134.00	170	(117,725)
Vertex Pharmaceuticals, Inc.	Call	7/01/16	USD	92.00	62	(10,540)
Bristol-Myers Squibb Co.	Call	7/07/16	USD	72.01	42	(7,849)
Cerner Corp.	Call	7/07/16	USD	55.01	61	(22,069)
AbbVie, Inc.	Call	7/08/16	USD	65.00	41	(205)
Aetna, Inc.	Call	7/08/16	USD	121.00	16	(3,504)
Allergan PLC	Call	7/08/16	USD	250.00	110	(1,650)
Amgen, Inc.	Call	7/08/16	USD	162.50	24	(168)
Anthem, Inc.	Call	7/08/16	USD	133.00	7	(550)
Bristol-Myers Squibb Co.	Call	7/08/16	USD	73.00	120	(12,840)
Celgene Corp.	Call	7/08/16	USD	111.00	4	(24)
Express Scripts Holding Co.	Call	7/08/16	USD	75.50	39	(3,744)
Medtronic PLC	Call	7/08/16	USD	83.00	130	(44,720)
Merck & Co., Inc.	Call	7/08/16	USD	57.00	55	(4,813)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/08/16	USD	54.50	18	(234)
UnitedHealth Group, Inc.	Call	7/08/16	USD	138.00	25	(8,562)
UnitedHealth Group, Inc.	Call	7/08/16	USD	139.00	20	(5,330)
Stryker Corp.	Call	7/11/16	USD	110.12	50	(48,632)
Cardinal Health, Inc.	Call	7/12/16	USD	77.50	58	(7,179)
AbbVie, Inc.	Call	7/15/16	USD	62.50	41	(2,768)
Alder Biopharmaceuticals, Inc.	Call	7/15/16	USD	30.00	36	(5,040)
Alnylam Pharmaceuticals, Inc.	Call	7/15/16	USD	60.00	44	(5,280)
AmerisourceBergen Corp.	Call	7/15/16	USD	77.50	22	(4,785)
Baxter International, Inc.	Call	7/15/16	USD	45.00	52	(4,212)
BioMarin Pharmaceutical, Inc.	Call	7/15/16	USD	100.00	24	(1,620)
BioMarin Pharmaceutical, Inc.	Call	7/15/16	USD	90.00	24	(3,180)
Bristol-Myers Squibb Co.	Call	7/15/16	USD	72.50	177	(30,798)
Cardinal Health, Inc.	Call	7/15/16	USD	77.50	29	(3,915)
Celgene Corp.	Call	7/15/16	USD	110.00	4	(14)
Centene Corp.	Call	7/15/16	USD	70.00	36	(8,370)
Centene Corp.	Call	7/15/16	USD	72.50	20	(1,950)
Cerner Corp.	Call	7/15/16	USD	57.50	52	(8,840)
Cigna Corp.	Call	7/15/16	USD	130.00	75	(12,788)
Cooper Cos., Inc.	Call	7/15/16	USD	170.00	33	(9,900)
CR Bard, Inc.	Call	7/15/16	USD	230.00	36	(21,960)
DaVita HealthCare Partners, Inc.	Call	7/15/16	USD	75.00	80	(21,000)
DENTSPLY SIRONA, Inc.	Call	7/15/16	USD	65.00	39	(1,170)
Dermira, Inc.	Call	7/15/16	USD	35.00	54	(25,920)
Eli Lilly & Co.	Call	7/15/16	USD	75.00	60	(23,700)
Gilead Sciences, Inc.	Call	7/15/16	USD	87.50	35	(770)
HealthEquity, Inc.	Call	7/15/16	USD	30.00	59	(5,605)
Incyte Corp.	Call	7/15/16	USD	85.00	50	(4,750)
Medtronic PLC	Call	7/15/16	USD	82.50	10	(4,325)
Merck & Co., Inc.	Call	7/15/16	USD	57.50	87	(6,438)
Neurocrine Biosciences, Inc.	Call	7/15/16	USD	50.00	73	(2,373)
Pfizer, Inc.	Call	7/15/16	USD	35.00	70	(3,640)
Prothena Corp. PLC	Call	7/15/16	USD	50.00	15	(412)
Regeneron Pharmaceuticals, Inc.	Call	7/15/16	USD	410.00	8	(220)

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Seattle Genetics, Inc.	Call	7/15/16	USD	40.00	52	$ (7,020)
Shire PLC — ADR	Call	7/15/16	USD	200.00	15	(975)
Stryker Corp.	Call	7/15/16	USD	115.00	30	(14,700)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/15/16	USD	55.00	25	(112)
Thermo Fisher Scientific, Inc.	Call	7/15/16	USD	155.00	64	(640)
Ultragenyx Pharmaceutical, Inc.	Call	7/15/16	USD	65.00	50	(625)
Universal Health Services, Inc., Class B	Call	7/15/16	USD	135.00	41	(7,892)
WellCare Health Plans, Inc.	Call	7/15/16	USD	105.00	24	(8,640)
Zoetis, Inc.	Call	7/15/16	USD	48.00	68	(3,740)
Aetna, Inc.	Call	7/22/16	USD	122.00	62	(16,833)
Alexion Pharmaceuticals, Inc.	Call	7/22/16	USD	122.00	16	(3,480)
Amgen, Inc.	Call	7/22/16	USD	162.50	92	(1,886)
Baxter International, Inc.	Call	7/22/16	USD	45.50	107	(7,116)
Baxter International, Inc.	Call	7/22/16	USD	46.00	56	(2,548)
Eli Lilly & Co.	Call	7/22/16	USD	75.00	115	(47,438)
Humana, Inc.	Call	7/22/16	USD	197.50	10	(2,925)
Jazz Pharmaceuticals PLC	Call	7/22/16	USD	160.00	21	(788)
Johnson & Johnson	Call	7/22/16	USD	117.00	144	(70,200)
Medivation, Inc.	Call	7/22/16	USD	61.50	35	(5,985)
Medtronic PLC	Call	7/22/16	USD	86.00	71	(10,828)
Mylan NV	Call	7/22/16	USD	46.00	100	(4,750)
Pfizer, Inc.	Call	7/22/16	USD	35.50	76	(2,660)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/22/16	USD	54.50	10	(135)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/22/16	USD	56.50	17	(374)
UnitedHealth Group, Inc.	Call	7/22/16	USD	139.00	41	(16,708)
Vertex Pharmaceuticals, Inc.	Call	7/22/16	USD	94.00	43	(4,085)
Masimo Corp.	Call	7/26/16	USD	53.01	36	(5,358)
Abbott Laboratories	Call	7/29/16	USD	39.50	150	(10,425)
Aetna, Inc.	Call	7/29/16	USD	121.00	43	(15,801)
Aetna, Inc.	Call	7/29/16	USD	123.00	16	(4,200)
Amgen, Inc.	Call	7/29/16	USD	157.50	3	(478)
Anthem, Inc.	Call	7/29/16	USD	132.00	88	(29,480)
Biogen, Inc.	Call	7/29/16	USD	245.00	41	(38,745)
Celgene Corp.	Call	7/29/16	USD	107.00	150	(8,175)
Eli Lilly & Co.	Call	7/29/16	USD	80.00	97	(12,853)
Gilead Sciences, Inc.	Call	7/29/16	USD	89.00	69	(4,347)
HCA Holdings, Inc.	Call	7/29/16	USD	79.50	39	(4,680)
Humana, Inc.	Call	7/29/16	USD	182.50	92	(95,220)
Mallinckrodt PLC	Call	7/29/16	USD	61.50	21	(5,828)
Medtronic PLC	Call	7/29/16	USD	85.50	141	(28,764)
Merck & Co., Inc.	Call	7/29/16	USD	58.00	90	(8,235)
Pfizer, Inc.	Call	7/29/16	USD	35.00	295	(20,945)
Pfizer, Inc.	Call	7/29/16	USD	35.50	77	(3,311)
Regeneron Pharmaceuticals, Inc.	Call	7/29/16	USD	360.00	13	(11,440)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/29/16	USD	54.50	81	(1,458)
Thermo Fisher Scientific, Inc.	Call	7/29/16	USD	149.00	60	(12,595)
UnitedHealth Group, Inc.	Call	7/29/16	USD	142.00	126	(33,264)
Zoetis, Inc.	Call	7/29/16	USD	48.00	68	(6,120)
Anthem, Inc.	Call	8/05/16	USD	131.00	81	(34,425)
Eli Lilly & Co.	Call	8/05/16	USD	77.50	133	(38,969)
Johnson & Johnson	Call	8/05/16	USD	117.00	88	(44,220)
Medivation, Inc.	Call	8/05/16	USD	61.50	42	(10,227)
Pfizer, Inc.	Call	8/05/16	USD	35.50	93	(4,836)
Teva Pharmaceutical Industries Ltd. — ADR	Call	8/05/16	USD	52.50	63	(6,237)
Zimmer Biomet Holdings, Inc.	Call	8/08/16	USD	116.75	43	(22,317)
Universal Health Services, Inc., Class B	Call	8/11/16	USD	134.00	42	(20,117)
Pfizer, Inc.	Call	8/12/16	USD	35.50	93	(5,115)
Teva Pharmaceutical Industries Ltd. — ADR	Call	8/12/16	USD	52.00	42	(5,628)
Abbott Laboratories	Call	8/19/16	USD	39.00	100	(12,000)
AbbVie, Inc.	Call	8/19/16	USD	62.50	13	(2,178)
Agios Pharmaceuticals, Inc.	Call	8/19/16	USD	60.00	30	(2,475)
Alkermes PLC	Call	8/19/16	USD	47.00	58	(8,844)
Amedisys, Inc.	Call	8/19/16	USD	55.00	135	(18,158)
AmerisourceBergen Corp.	Call	8/19/16	USD	80.00	28	(5,739)
Amgen, Inc.	Call	8/19/16	USD	155.00	126	(42,525)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	67

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Baxter International, Inc.	Call	8/19/16	USD	45.00	90	$(13,320)
Becton Dickinson and Co.	Call	8/19/16	USD	170.00	70	(30,100)
Biogen, Inc.	Call	8/19/16	USD	250.00	41	(39,975)
Cardinal Health, Inc.	Call	8/19/16	USD	80.00	29	(4,132)
Centene Corp.	Call	8/19/16	USD	72.50	56	(15,400)
Cigna Corp.	Call	8/19/16	USD	145.00	62	(9,486)
Cooper Cos., Inc.	Call	8/19/16	USD	165.00	13	(11,180)
CR Bard, Inc.	Call	8/19/16	USD	230.00	36	(32,940)
Edwards Lifesciences Corp.	Call	8/19/16	USD	100.00	166	(77,190)
Genomic Health, Inc.	Call	8/19/16	USD	30.00	67	(8,710)
Gilead Sciences, Inc.	Call	8/19/16	USD	92.50	33	(1,732)
Hologic, Inc.	Call	8/19/16	USD	36.00	97	(7,760)
Laboratory Corp. of America Holdings	Call	8/19/16	USD	130.00	20	(8,000)
McKesson Corp.	Call	8/19/16	USD	185.00	76	(55,100)
Medtronic PLC	Call	8/19/16	USD	82.50	130	(61,425)
Nektar Therapeutics	Call	8/19/16	USD	15.00	237	(18,960)
Pfizer, Inc.	Call	8/19/16	USD	35.00	13	(1,138)
Quest Diagnostics, Inc.	Call	8/19/16	USD	83.50	30	(3,150)
Shire PLC — ADR	Call	8/19/16	USD	175.00	34	(47,770)
Stryker Corp.	Call	8/19/16	USD	120.00	102	(29,580)
Masimo Corp.	Call	8/26/16	USD	52.10	32	(8,794)
Total						$(1,996,332)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Zimmer Biomet Holdings, Inc.	Call	Citibank N.A.	7/07/16	USD	118.75	900	$(1,795)
Baxter International, Inc.	Call	Morgan Stanley & Co. International PLC	7/08/16	USD	45.25	11,300	(5,505)
Boston Scientific Corp.	Call	Goldman Sachs International	7/08/16	USD	21.78	60,000	(96,646)
Acceleron Pharma, Inc.	Call	Morgan Stanley & Co. International PLC	7/12/16	USD	34.17	10,200	(13,036)
Intra-Cellular Therapies, Inc.	Call	UBS AG	7/12/16	USD	35.64	19,000	(66,130)
AstraZeneca PLC	Call	Credit Suisse International	7/20/16	GBP	40.54	11,400	(68,132)
Zimmer Biomet Holdings, Inc.	Call	Citibank N.A.	7/21/16	USD	118.75	900	(2,351)
AstraZeneca PLC	Call	Credit Suisse International	7/26/16	GBP	40.50	5,000	(30,654)
DENTSPLY SIRONA, Inc.	Call	Barclays Bank PLC	7/28/16	USD	63.38	7,800	(5,147)
Roche Holding AG	Call	Goldman Sachs International	8/05/16	CHF	250.92	4,000	(40,917)
Boston Scientific Corp.	Call	Deutsche Bank AG	8/08/16	USD	23.02	66,100	(64,462)
GlaxoSmithKline PLC	Call	Bank of America N.A.	8/09/16	GBP	16.14	22,100	(9,951)
AstraZeneca PLC	Call	Citibank N.A.	8/10/16	GBP	41.35	5,000	(26,155)
Neurocrine Biosciences, Inc.	Call	Bank of America N.A.	8/15/16	USD	48.24	7,300	(16,644)
GlaxoSmithKline PLC	Call	Deutsche Bank AG	8/16/16	GBP	14.29	18,500	(45,362)
Actelion Ltd.	Call	Goldman Sachs International	8/23/16	CHF	158.30	2,600	(27,390)
Boston Scientific Corp.	Call	Deutsche Bank AG	8/29/16	USD	23.02	66,100	(76,940)
Total							$(597,217)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of period	287,378	$2,456,919	—	—
Options written	1,110,875	8,956,804	169	$45,392
Options exercised	(240)	(43,827)	(90)	(35,069)
Options expired	(539,256)	(3,987,643)	(79)	(10,323)
Options closed	(531,656)	(5,235,227)	—

Outstanding options at end of period	327,101	$2,147,026	—	—

As of period end, the value of portfolio securities subject to covered call options written was $86,270,545.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$2,593,549	—	—	$2,593,549

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(478)	—	—	$(478)
Options written	—	—	1,401,979	—	—	1,401,979

Total	—	—	$1,401,501	—	—	$1,401,501

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(291,746)	—	—	$(291,746)

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$478
Average value of option contracts written	$2,435,162

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$2,593,549

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,996,332)

Total derivative assets and liabilities subject to an MNA	—	$597,217

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	69

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (MNA) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$26,595	—	—	—	$26,595
Barclays Bank PLC	5,147	—	—	—	5,147
Citibank N.A.	30,301	—	—	—	30,301
Credit Suisse International	98,786	—	—	—	98,786
Deutsche Bank AG	186,764	—	—	—	186,764
Goldman Sachs International	164,953	—	—	—	164,953
Morgan Stanley & Co. International PLC	18,541	—	$(18,541)	—	—
UBS AG	66,130	—	—	—	66,130
Total	$597,217	—	$(18,541)	—	$578,676

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$46,616,105	$2,756,493	$1,450,589	$50,823,187
Diversified Consumer Services	557,024	—	—	557,024
Electronic Equipment, Instruments & Components	2,009,344	—	—	2,009,344
Health Care Equipment & Supplies	72,202,072	—	—	72,202,072
Health Care Providers & Services	62,389,119	—	—	62,389,119
Health Care Technology	2,232,660	—	—	2,232,660
Life Sciences Tools & Services	5,821,744	—	—	5,821,744
Pharmaceuticals	63,122,027	11,278,880	—	74,400,907
Preferred Stocks[1]	—	242,480	1,444,458	1,686,938
Rights[1]	—	—	68,517	68,517
Short-Term Securities	9,585,944	156,732	—	9,742,676

Total	$264,536,039	$14,434,585	$2,963,564	$281,934,188

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(1,838,272)	$(755,277)	—	$(2,593,549)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,088	—	—	$1,088
Liabilities:
Collateral on securities loaned at value	—	$(156,732)	—	(156,732)

Total	$1,088	$(156,732)	—	$(155,644)

During the six months ended June 30, 2016, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Rights	Total
Assets:
Opening Balance, as of December 31, 2015	—	$5,907,930	—	$5,907,930
Transfers into Level 3	$ 986,402	—	$25,848	1,012,250
Transfers out of Level 3	—	(2,497,481)	—	(2,497,481)
Accrued discounts/premiums	—	—	—	—
Net realized gain	—	1,287,939	—	1,287,939
Net change in unrealized appreciation/depreciation[1,2]	464,187	(760,389)	42,669	(253,533)
Purchases	—	—	—	—
Sales	—	(2,493,541)	—	(2,493,541)

Closing Balance, as of June 30, 2016	$1,450,589	$1,444,458	$68,517	$2,963,564

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2016[2]	$ 464,187	$474,772	$42,669	$981,628

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$1,450,589	Discounted Cash Flow	Discount Rate[1]	1.23%
			Time to Exit[1]	1-3 years
Preferred Stocks[4]	1,444,458	Merger Terms	N/A	—
		Cost[2]	N/A	—
Rights	68,517	Acquisition Terms	Intrinsic Value[3]	—

Total	$2,963,564

[1]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[2]

The Trust fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[4]

During the period ended June 30, 2016, the valuation technique for a certain investment classified as preferred stocks changed to merger terms. The investment was previously valued at acquisition cost. Merger Terms became a more relevant measure of fair value for this investment.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	71

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.1%
Newcrest Mining Ltd. (a)	440,365	$7,632,349
Belgium — 4.1%
Anheuser-Busch InBev SA	157,646	20,846,635
Delhaize Group	72,400	7,647,960

		28,494,595
Canada — 4.8%
Canadian Pacific Railway Ltd. (b)	30,900	3,978,170
Element Financial Corp. (b)	385,600	4,088,951
Fairfax Financial Holdings Ltd.	18,545	9,988,132
Gildan Activewear, Inc. (b)	285,900	8,373,742
Potash Corp. of Saskatchewan, Inc. (b)	256,232	4,164,923
PrairieSky Royalty Ltd.	145,900	2,769,045

		33,362,963
China — 3.5%
Alibaba Group Holding Ltd. — ADR (a)(b)	80,774	6,423,956
China Construction Bank Corp., Class H	18,536,000	12,356,804
Tencent Holdings Ltd.	254,300	5,833,559

		24,614,319
Denmark — 0.9%
Novo Nordisk A/S, Class B	114,800	6,182,313
France — 6.7%
AXA SA	252,600	4,994,584
BNP Paribas SA	213,964	9,383,544
Dassault Aviation SA	4,363	4,323,326
Orange SA	723,500	11,764,528
Sanofi	45,000	3,738,739
Unibail-Rodamco SE — REIT	48,200	12,469,107

		46,673,828
Germany — 2.4%
Continental AG	17,754	3,359,545
SAP SE	76,800	5,768,101
Wacker Chemie AG	86,678	7,590,699

		16,718,345
Hong Kong — 1.5%
AIA Group Ltd.	1,760,552	10,587,476
India — 3.2%
Bharti Infratel Ltd.	1,031,359	5,284,749
HDFC Bank Ltd.	602,902	12,220,992
Tata Motors Ltd. — ADR (a)(b)	146,525	5,080,022

		22,585,763
Indonesia — 1.1%
Matahari Department Store Tbk PT	4,950,580	7,545,222
Ireland — 2.2%
Green REIT PLC	4,017,426	6,192,659
Kingspan Group PLC	206,913	4,502,901
Ryanair Holdings PLC — ADR (b)	66,236	4,606,051

		15,301,611
Israel — 0.5%
Teva Pharmaceutical Industries Ltd. — ADR (b)	66,400	3,335,272
Italy — 3.7%
Atlantia SpA	187,200	4,677,202
Eni SpA	543,200	8,749,454
Snam SpA	1,033,200	6,176,940
Telecom Italia SpA (a)	7,398,400	6,076,401

		25,679,997
Japan — 7.0%
FANUC Corp.	46,300	7,531,772
Nintendo Co. Ltd.	40,600	5,834,188

Common Stocks	Shares	Value
Japan (continued)
ORIX Corp.	385,800	$4,992,432
Panasonic Corp.	359,000	3,088,671
Sony Corp.	261,500	7,704,307
Sumitomo Mitsui Financial Group, Inc.	483,100	13,949,541
Toyota Motor Corp.	118,300	5,832,017

		48,932,928
Mexico — 1.1%
Fomento Economico Mexicano SAB de CV — ADR (b)	81,300	7,519,437
Netherlands — 5.2%
Aalberts Industries NV	121,952	3,655,926
ASML Holding NV	59,900	5,896,475
Koninklijke Philips NV	430,000	10,679,644
Royal Dutch Shell PLC, B Shares	588,319	16,254,502

		36,486,547
New Zealand — 0.7%
Xero Ltd. (a)	359,605	4,693,586
Norway — 1.5%
Statoil ASA	628,500	10,859,513
Philippines — 0.3%
Cemex Holdings Philippines, Inc. (a)(c)	10,538,000	2,407,854
Portugal — 1.0%
Galp Energia SGPS SA	528,600	7,351,975
South Africa — 1.0%
Naspers Ltd., N Shares	47,219	7,210,109
South Korea — 2.0%
LG Chem Ltd.	30,400	6,942,409
Samsung Electronics Co. Ltd.	5,600	6,973,967

		13,916,376
Spain — 1.4%
Cellnex Telecom SAU (c)	604,240	9,482,109
Sweden — 1.3%
Nordea Bank AB	1,107,236	9,393,399
Switzerland — 7.3%
Nestle SA	246,200	19,075,166
Novartis AG	59,200	4,886,282
Roche Holding AG	66,523	17,554,078
UBS Group AG	723,800	9,391,735

		50,907,261
Taiwan — 2.2%
Hermes Microvision, Inc.	99,437	4,123,074
Largan Precision Co. Ltd.	57,000	5,271,545
Taiwan Semiconductor Manufacturing Co. Ltd.	1,248,000	6,289,542

		15,684,161
Thailand — 0.4%
True Corp Pcl	13,637,300	2,799,638
United Kingdom — 20.5%
AstraZeneca PLC	308,000	18,413,416
BAE Systems PLC	1,995,400	13,968,993
Diageo PLC	349,000	9,749,595
GlaxoSmithKline PLC	315,200	6,768,957
Imperial Brands PLC	274,600	14,892,395
Liberty Global PLC LiLAC, Class A (a)	34,511	1,113,325
Liberty Global PLC, Class A (a)	276,600	8,037,996
Lloyds Banking Group PLC	10,439,900	7,561,558
Metro Bank PLC (a)	259,026	6,234,527
Nomad Foods Ltd. (a)	448,493	3,578,974
Reckitt Benckiser Group PLC	80,100	8,031,800

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Common Stocks	Shares	Value
United Kingdom (continued)
SABMiller PLC	191,200	$11,150,672
Sophos Group PLC (c)	1,222,500	3,431,928
Unilever PLC	291,600	13,972,129
Vodafone Group PLC	3,085,300	9,406,692
Worldpay Group PLC (a)(c)	1,959,500	7,132,025

		143,444,982
United States — 4.8%
Samsonite International SA	1,462,500	4,049,460
Shire PLC — ADR (b)	48,700	8,964,696
WisdomTree Japan Hedged Equity Fund (b)	536,100	20,789,958

		33,804,114
Total Common Stocks — 93.4%		653,608,042

Investment Companies
United Kingdom — 0.9%
Kennedy Wilson Europe Real Estate PLC	472,339	6,065,233

Preferred Stocks
China — 0.4%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, Cost $2,106,332), 0.00% (a)(d)	76,800	2,936,064

Preferred Stocks	Shares	Value
India — 1.9%
Jasper Infotech Private Ltd., Series F (Acquired 5/7/14, cost $2,825,580), 0.00% (a)(d)	398	$9,784,137
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $1,112,870), 0.00% (a)(d)	132	3,244,990
Total Preferred Stocks — 2.3%		15,965,191
Total Long-Term Investments (Cost — $671,337,710) — 96.6%		675,638,466

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (e)(f)	21,785,695	21,785,695
Total Short-Term Securities (Cost — $21,785,695) — 3.1%		21,785,695
Total Investments Before Options Written (Cost — $693,123,405) — 99.7%		697,424,161

Options Written
(Premiums Received — $8,059,417) — (1.7)%		(11,613,738)
Total Investments Net of Options Written — 98.0%		685,810,423
Other Assets Less Liabilities — 2.0%		14,101,773

Net Assets — 100.0%		$699,912,196

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $15,965,191 and an original cost of $6,044,782 which was 2.3% of its net assets.

(e)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	37,105,203	(15,319,508)	21,785,695	$21,785,695	$144,619
BlackRock Liquidity Series, LLC, Money Market Series	$ 2,751,247	$(2,751,247)	—	—	$15,998	[1]
Total				$21,785,695	$160,617

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	73

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long	Issue	Expiration	Notional Value		Unrealized Appreciation
283	Mini MSCI Emerging Markets Index Futures	September 2016	USD	11,811,005	$279,332
Total					$279,332

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd. — ADR	Call	7/01/16	USD	82.00	132	$(264)
Shire PLC — ADR	Call	7/01/16	USD	195.00	127	(3,810)
WisdomTree Japan Hedged Equity Fund	Call	7/01/16	USD	42.00	1,000	(25,000)
Alibaba Group Holding Ltd. — ADR	Call	7/08/16	USD	79.50	23	(2,543)
Alibaba Group Holding Ltd. — ADR	Call	7/08/16	USD	80.50	74	(4,773)
Tata Motors Ltd. — ADR	Call	7/08/16	USD	35.50	200	(5,500)
Alibaba Group Holding Ltd. — ADR	Call	7/15/16	USD	82.50	132	(5,610)
Canadian Pacific Railway Ltd.	Call	7/15/16	CAD	175.00	77	(3,367)
Element Financial Corp.	Call	7/15/16	CAD	15.00	465	(1,980)
Element Financial Corp.	Call	7/15/16	CAD	16.00	595	(3,684)
Fomento Economico Mexicano SAB de CV — ADR	Call	7/15/16	USD	95.00	140	(68,600)
Gildan Activewear, Inc.	Call	7/15/16	CAD	40.00	555	(3,866)
Liberty Global PLC, Class A	Call	7/15/16	USD	37.50	581	(29,050)
MSCI Emering Markets Index	Call	7/15/16	USD	810.00	50	(159,250)
Potash Corp. of Saskatchewan, Inc.	Call	7/15/16	CAD	23.00	700	(13,276)
Ryanair Holdings PLC — ADR	Call	7/15/16	USD	80.00	80	(6,000)
Ryanair Holdings PLC — ADR	Call	7/15/16	USD	85.00	80	(6,000)
Shire PLC — ADR	Call	7/15/16	USD	200.00	70	(4,550)
Tata Motors Ltd. — ADR	Call	7/15/16	USD	33.00	200	(37,500)
Teva Pharmaceutical Industries Ltd. — ADR	Call	7/15/16	USD	55.00	200	(900)
Alibaba Group Holding Ltd. — ADR	Call	7/22/16	USD	80.00	22	(3,608)
Tata Motors Ltd. — ADR	Call	7/22/16	USD	35.50	200	(13,000)
Alibaba Group Holding Ltd. — ADR	Call	7/29/16	USD	81.50	31	(3,985)
Tata Motors Ltd. — ADR	Call	7/29/16	USD	36.50	200	(10,000)
WisdomTree Japan Hedged Equity Fund	Call	7/29/16	USD	43.00	1,000	(11,500)
WisdomTree Japan Hedged Equity Fund	Call	8/05/16	USD	43.50	500	(6,500)
Teva Pharmaceutical Industries Ltd. — ADR	Call	8/12/16	USD	52.00	165	(22,110)
Canadian Pacific Railway Ltd.	Call	8/19/16	CAD	165.00	92	(55,722)
Element Financial Corp.	Call	8/19/16	CAD	15.00	1,060	(18,460)
Gildan Activewear, Inc.	Call	8/19/16	CAD	38.00	555	(53,913)
MSCI Emering Markets Index	Call	8/19/16	USD	840.00	60	(144,900)
WisdomTree Japan Hedged Equity Fund	Call	8/19/16	USD	44.00	500	(9,000)
Total						$(738,221)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Delhaize Group	Call	UBS AG	7/06/16	EUR	94.19	2,000	$(4,337)
Eni SpA	Call	UBS AG	7/06/16	EUR	13.75	150,000	(133,309)
Galp Energia SGPS SA	Call	UBS AG	7/06/16	EUR	12.10	67,000	(35,979)
Nestle SA	Call	Bank of America N.A.	7/06/16	CHF	73.63	31,000	(69,158)
Roche Holding AG	Call	UBS AG	7/06/16	CHF	247.75	19,500	(203,476)
Samsonite International SA	Call	JPMorgan Chase Bank N.A.	7/06/16	HKD	23.20	300,000	(360)
Sanofi	Call	Credit Suisse International	7/06/16	EUR	74.15	17,500	(26,859)
Snam SpA	Call	Credit Suisse International	7/06/16	EUR	5.21	38,500	(8,262)
Sony Corp.	Call	Morgan Stanley & Co. International PLC	7/06/16	JPY	2,961.08	44,000	(51,023)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Deutsche Bank AG	7/06/16	TWD	147.21	336,000	(159,590)
UBS Group AG	Call	Bank of America N.A.	7/06/16	CHF	15.45	72,500	(24)
Unibail-Rodamco SE — REIT	Call	Bank of America N.A.	7/06/16	EUR	234.85	14,500	(22,372)

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Aalberts Industries NV	Call	Morgan Stanley & Co. International PLC	7/07/16	EUR	31.18	25,000	$(3)
AIA Group Ltd.	Call	Bank of America N.A.	7/07/16	HKD	45.29	193,000	(37,519)
Fomento Economico Mexicano SAB de CV — ADR	Call	Morgan Stanley & Co. International PLC	7/07/16	USD	97.56	14,100	(1,207)
GlaxoSmithKline PLC	Call	Bank of America N.A.	7/07/16	GBP	14.59	23,400	(48,059)
Imperial Brands PLC	Call	UBS AG	7/07/16	GBP	37.77	64,500	(255,940)
Koninklijke Philips NV	Call	Morgan Stanley & Co. International PLC	7/07/16	EUR	23.79	66,000	(2,552)
Liberty Global PLC, Class A	Call	Bank of America N.A.	7/07/16	USD	37.41	36,000	—
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	7/07/16	GBP	0.67	1,715,000	(68)
Nintendo Co. Ltd.	Call	Goldman Sachs International	7/07/16	JPY	15,620.25	15,000	(17,622)
Panasonic Corp.	Call	Bank of America N.A.	7/07/16	JPY	971.65	91,000	(983)
Royal Dutch Shell PLC, B Shares	Call	Credit Suisse International	7/07/16	GBP	16.86	62,000	(321,120)
Orange SA	Call	Credit Suisse International	7/08/16	EUR	15.40	132,000	(8,709)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	7/12/16	EUR	89.38	1,500	(2,489)
AstraZeneca PLC	Call	Citibank N.A.	7/12/16	GBP	39.44	35,000	(255,176)
Cellnex Telecom SAU	Call	Credit Suisse International	7/12/16	EUR	14.52	21,000	(3,504)
Kingspan Group PLC	Call	Goldman Sachs International	7/12/16	EUR	22.94	18,000	(924)
Koninklijke Philips NV	Call	Bank of America N.A.	7/12/16	EUR	23.09	171,000	(45,125)
Largan Precision Co. Ltd.	Call	JPMorgan Chase Bank N.A.	7/12/16	TWD	3,036.17	13,000	(21,315)
Naspers Ltd., N Shares	Call	UBS AG	7/12/16	ZAR	2,238.08	4,000	(15,874)
Statoil ASA	Call	Credit Suisse International	7/12/16	NOK	138.83	51,000	(45,980)
Unilever PLC	Call	UBS AG	7/12/16	GBP	31.51	50,500	(301,695)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	7/12/16	GBP	2.71	182,000	(18,484)
AIA Group Ltd.	Call	Morgan Stanley & Co. International PLC	7/13/16	HKD	44.64	354,000	(98,204)
BNP Paribas SA	Call	Morgan Stanley & Co. International PLC	7/13/16	EUR	49.59	61,500	(826)
Diageo PLC	Call	UBS AG	7/13/16	GBP	18.77	18,000	(53,502)
Eni SpA	Call	Goldman Sachs International	7/13/16	EUR	13.95	73,700	(56,594)
Nestle SA	Call	Morgan Stanley & Co. International PLC	7/13/16	CHF	74.18	22,500	(41,517)
Nordea Bank AB	Call	Credit Suisse International	7/13/16	SEK	81.46	105,000	(610)
Novartis AG	Call	Credit Suisse International	7/13/16	CHF	79.51	32,500	(61,235)
Novo Nordisk A/S, Class B	Call	Credit Suisse International	7/13/16	DKK	380.12	31,500	(5,229)
Orange SA	Call	Credit Suisse International	7/13/16	EUR	15.49	144,000	(15,015)
PrairieSky Royalty Ltd.	Call	Citibank N.A.	7/13/16	CAD	25.94	36,500	(1,333)
Reckitt Benckiser Group PLC	Call	Bank of America N.A.	7/13/16	GBP	69.09	20,500	(171,488)
Samsonite International SA	Call	UBS AG	7/13/16	HKD	23.56	316,500	(805)
SAP SE	Call	Credit Suisse International	7/13/16	EUR	73.25	22,000	(840)
Sony Corp.	Call	Bank of America N.A.	7/13/16	JPY	3,161.97	34,000	(18,459)
Telecom Italia SpA	Call	UBS AG	7/13/16	EUR	0.91	1,225,000	(553)
Wacker Chemie AG	Call	UBS AG	7/13/16	EUR	83.03	22,400	(24,312)
AXA SA	Call	Goldman Sachs International	7/14/16	EUR	22.44	69,000	(480)
BAE Systems PLC	Call	UBS AG	7/14/16	GBP	4.99	334,000	(129,274)
Delhaize Group	Call	Bank of America N.A.	7/14/16	EUR	98.01	2,000	(2,003)
Hermes Microvision, Inc.	Call	Citibank N.A.	7/14/16	TWD	938.40	50,000	(584,780)
ORIX Corp.	Call	JPMorgan Chase Bank N.A.	7/14/16	JPY	1,645.66	99,000	(66)
Telecom Italia SpA	Call	UBS AG	7/19/16	EUR	0.85	765,000	(8,144)
Unibail-Rodamco SE — REIT	Call	UBS AG	7/19/16	EUR	243.39	12,000	(17,089)
Unilever PLC	Call	Goldman Sachs International	7/19/16	GBP	31.96	50,800	(274,845)
AstraZeneca PLC	Call	Credit Suisse International	7/20/16	GBP	40.54	39,000	(233,082)
BAE Systems PLC	Call	UBS AG	7/20/16	GBP	4.85	91,400	(52,519)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	7/20/16	EUR	14.33	22,000	(7,036)
Continental AG	Call	Credit Suisse International	7/20/16	EUR	193.79	5,200	(635)
Galp Energia SGPS SA	Call	Goldman Sachs International	7/20/16	EUR	12.00	107,000	(79,610)
Kingspan Group PLC	Call	Credit Suisse International	7/20/16	EUR	24.40	8,900	(453)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	7/20/16	EUR	25.60	10,000	(190)
Novo Nordisk A/S, Class B	Call	Credit Suisse International	7/20/16	DKK	380.12	31,500	(9,374)
Snam SpA	Call	Credit Suisse International	7/20/16	EUR	5.08	265,000	(98,009)
Xero Ltd.	Call	UBS AG	7/20/16	NZD	19.37	51,500	(10,960)
Tencent Holdings Ltd.	Call	Citibank N.A.	7/21/16	HKD	172.16	70,000	(67,120)
Fairfax Financial Holdings Ltd.	Call	Morgan Stanley & Co. International PLC	7/22/16	CAD	679.38	4,100	(80,445)
AstraZeneca PLC	Call	Credit Suisse International	7/26/16	GBP	40.50	42,000	(257,492)
China Construction Bank Corp., Class H	Call	Bank of America N.A.	7/26/16	HKD	5.28	6,250,000	(73,782)
Diageo PLC	Call	UBS AG	7/26/16	GBP	19.07	87,000	(229,283)
Imperial Brands PLC	Call	Citibank N.A.	7/26/16	GBP	38.90	20,000	(58,050)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	75

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	7/26/16	EUR	24.01	17,000	$(2,076)
Nordea Bank AB	Call	Bank of America N.A.	7/26/16	SEK	80.91	216,400	(7,508)
Potash Corp. of Saskatchewan, Inc.	Call	Deutsche Bank AG	7/26/16	CAD	22.56	35,000	(5,653)
Sophos Group PLC	Call	UBS AG	7/26/16	GBP	2.25	50,000	(2,267)
Statoil ASA	Call	UBS AG	7/26/16	NOK	137.51	47,000	(56,600)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	JPMorgan Chase Bank N.A.	7/26/16	TWD	165.24	46,000	(3,009)
UBS Group AG	Call	Morgan Stanley & Co. International PLC	7/26/16	CHF	15.80	73,230	(551)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	7/26/16	GBP	2.84	162,800	(10,793)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	7/26/16	GBP	2.88	161,300	(8,101)
BAE Systems PLC	Call	Bank of America N.A.	7/27/16	GBP	5.21	243,000	(52,372)
Gildan Activewear, Inc.	Call	Deutsche Bank AG	7/29/16	CAD	38.57	46,200	(29,792)
Royal Dutch Shell PLC, B Shares	Call	Credit Suisse International	8/01/16	GBP	18.26	90,000	(306,813)
Ryanair Holdings PLC — ADR	Call	Deutsche Bank AG	8/01/16	USD	85.95	20,400	(1,651)
Aalberts Industries NV	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	32.38	22,000	(161)
Anheuser-Busch InBev SA	Call	HSBC Bank PLC	8/02/16	EUR	116.71	40,000	(221,470)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	41.13	42,000	(224,677)
Atlantia SpA	Call	Credit Suisse International	8/02/16	EUR	24.13	30,000	(5,210)
Atlantia SpA	Call	UBS AG	8/02/16	EUR	22.22	66,000	(39,647)
AXA SA	Call	UBS AG	8/02/16	EUR	18.47	70,000	(28,044)
BAE Systems PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	5.02	186,000	(74,453)
BNP Paribas SA	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	47.57	56,000	(11,022)
Cellnex Telecom SAU	Call	Credit Suisse International	8/02/16	EUR	14.43	65,000	(25,062)
Dassault Aviation SA	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	998.78	700	(1,042)
Delhaize Group	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	91.48	17,000	(96,890)
Diageo PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	19.09	87,000	(225,881)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	25.70	7,500	(609)
LG Chem Ltd.	Call	Goldman Sachs International	8/02/16	KRW	278,932.50	7,500	(24,275)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	0.72	1,225,000	(2,092)
Metro Bank PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	21.15	35,600	(8,556)
Naspers Ltd., N Shares	Call	UBS AG	8/02/16	ZAR	2,364.97	16,500	(49,123)
Orange SA	Call	Goldman Sachs International	8/02/16	EUR	15.67	122,000	(26,907)
PrairieSky Royalty Ltd.	Call	Citibank N.A.	8/02/16	CAD	25.94	36,500	(5,170)
Reckitt Benckiser Group PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	71.26	6,000	(36,363)
SAP SE	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	73.47	38,100	(10,122)
Statoil ASA	Call	Credit Suisse International	8/02/16	NOK	142.08	17,000	(16,320)
UBS Group AG	Call	Morgan Stanley & Co. International PLC	8/02/16	CHF	14.99	252,000	(9,926)
Unilever PLC	Call	Credit Suisse International	8/02/16	GBP	34.01	59,000	(170,821)
Wacker Chemie AG	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	86.54	25,000	(25,182)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	2.86	171,000	(12,338)
Galp Energia SGPS SA	Call	Goldman Sachs International	8/03/16	EUR	11.87	45,000	(42,530)
Kingspan Group PLC	Call	Credit Suisse International	8/03/16	EUR	24.40	8,900	(1,543)
Nintendo Co. Ltd.	Call	Goldman Sachs International	8/03/16	JPY	16,704.47	6,000	(8,950)
Sony Corp.	Call	Goldman Sachs International	8/03/16	JPY	3,192.58	35,000	(33,473)
Sony Corp.	Call	JPMorgan Chase Bank N.A.	8/03/16	JPY	3,103.03	25,300	(31,789)
Vodafone Group PLC	Call	Morgan Stanley & Co. International PLC	8/03/16	GBP	2.34	542,000	(36,273)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/03/16	NZD	19.75	17,289	(4,563)
Xero Ltd.	Call	UBS AG	8/03/16	NZD	19.04	28,600	(11,851)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	8/04/16	EUR	91.11	31,400	(72,031)
Panasonic Corp.	Call	Goldman Sachs International	8/04/16	JPY	928.14	91,000	(24,256)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/04/16	GBP	2.89	109,000	(6,867)
Roche Holding AG	Call	Goldman Sachs International	8/05/16	CHF	250.92	17,000	(173,895)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/05/16	GBP	2.73	169,000	(24,289)
Liberty Global PLC	Call	Citibank N.A.	8/08/16	USD	39.33	36,000	(946)
Aalberts Industries NV	Call	Morgan Stanley & Co. International PLC	8/09/16	EUR	32.02	20,000	(410)
Anheuser-Busch InBev SA	Call	Credit Suisse International	8/09/16	EUR	111.80	9,300	(91,561)
Atlantia SpA	Call	Morgan Stanley & Co. International PLC	8/09/16	EUR	22.61	7,000	(5,655)
Cellnex Telecom SAU	Call	Bank of America N.A.	8/09/16	EUR	14.40	40,400	(15,678)
China Construction Bank Corp., Class H	Call	UBS AG	8/09/16	HKD	5.23	3,900,000	(66,089)
Eni SpA	Call	Credit Suisse International	8/09/16	EUR	13.72	75,000	(86,311)
GlaxoSmithKline PLC	Call	Bank of America N.A.	8/09/16	GBP	16.14	75,000	(33,769)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	8/09/16	EUR	20.78	17,000	(6,114)

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Nordea Bank AB	Call	Credit Suisse International	8/09/16	SEK	75.80	71,500	$(11,077)
Reckitt Benckiser Group PLC	Call	Deutsche Bank AG	8/09/16	GBP	67.57	17,500	(186,840)
Samsonite International SA	Call	UBS AG	8/09/16	HKD	23.08	180,000	(5,780)
Sanofi	Call	Credit Suisse International	8/09/16	EUR	76.53	7,200	(13,314)
Snam SpA	Call	Credit Suisse International	8/09/16	EUR	5.01	264,500	(118,915)
Sony Corp.	Call	JPMorgan Chase Bank N.A.	8/09/16	JPY	3,043.94	5,500	(9,147)
Statoil ASA	Call	Credit Suisse International	8/09/16	NOK	146.36	111,000	(83,608)
Telecom Italia SpA	Call	UBS AG	8/09/16	EUR	0.88	750,000	(8,896)
Tencent Holdings Ltd.	Call	Citibank N.A.	8/09/16	HKD	172.51	30,800	(33,503)
Tencent Holdings Ltd.	Call	Citibank N.A.	8/09/16	HKD	176.30	39,000	(32,182)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	8/09/16	GBP	2.87	171,000	(13,659)
AstraZeneca PLC	Call	Citibank N.A.	8/10/16	GBP	41.35	42,000	(219,706)
Kingspan Group PLC	Call	Credit Suisse International	8/10/16	EUR	24.40	8,900	(2,165)
Naspers Ltd., N Shares	Call	UBS AG	8/10/16	ZAR	2,256.73	5,400	(34,369)
Imperial Brands PLC	Call	Citibank N.A.	8/11/16	GBP	38.20	20,000	(76,898)
AIA Group Ltd.	Call	UBS AG	8/12/16	HKD	46.25	422,000	(50,015)
Largan Precision Co. Ltd.	Call	Morgan Stanley & Co. International PLC	8/12/16	TWD	3,156.95	18,000	(49,985)
Nestle SA	Call	UBS AG	8/12/16	CHF	71.57	82,000	(396,979)
ORIX Corp.	Call	Goldman Sachs International	8/12/16	JPY	1,430.89	113,000	(36,872)
Panasonic Corp.	Call	JPMorgan Chase Bank N.A.	8/12/16	JPY	909.95	7,700	(2,429)
Samsung Electronics Co. Ltd.	Call	UBS AG	8/12/16	KRW	1,458,315.00	2,300	(56,580)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/12/16	NZD	18.58	14,300	(8,407)
BAE Systems PLC	Call	HSBC Bank PLC	8/16/16	GBP	4.83	243,000	(152,101)
Cellnex Telecom SAU	Call	UBS AG	8/16/16	EUR	14.15	38,000	(23,514)
GlaxoSmithKline PLC	Call	Deutsche Bank AG	8/16/16	GBP	14.29	75,000	(183,901)
Statoil ASA	Call	Deutsche Bank AG	8/16/16	NOK	135.78	119,000	(173,232)
Anheuser-Busch InBev SA	Call	Goldman Sachs International	8/17/16	EUR	117.26	35,900	(165,936)
Imperial Brands PLC	Call	Morgan Stanley & Co. International PLC	8/17/16	GBP	40.45	11,000	(18,814)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	8/17/16	EUR	25.48	10,000	(2,070)
Lloyds Banking Group PLC	Call	Goldman Sachs International	8/17/16	GBP	0.65	1,607,000	(20,658)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	8/17/16	TWD	160.93	304,000	(49,841)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/17/16	NZD	17.64	43,000	(43,453)
Continental AG	Call	Goldman Sachs International	8/18/16	EUR	184.40	4,500	(11,270)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	8/23/16	EUR	14.46	50,000	(25,783)
Fairfax Financial Holdings Ltd.	Call	Deutsche Bank AG	8/23/16	CAD	659.32	6,000	(216,025)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	8/23/16	EUR	12.37	72,000	(52,047)
Liberty Global PLC	Call	Citibank N.A.	8/23/16	USD	36.12	22,000	(5,479)
Kingspan Group PLC	Call	Credit Suisse International	8/24/16	EUR	24.18	7,500	(3,178)
Telecom Italia SpA	Call	Bank of America N.A.	8/24/16	EUR	0.74	1,329,000	(81,714)
Royal Dutch Shell PLC, B Shares	Call	Credit Suisse International	8/26/16	GBP	17.56	89,000	(378,444)
Vodafone Group PLC	Call	Morgan Stanley & Co. International PLC	9/01/16	GBP	2.17	662,000	(147,490)
Nintendo Co. Ltd.	Call	Morgan Stanley & Co. International PLC	9/08/16	JPY	14,327.71	1,300	(15,039)
Vodafone Group PLC	Call	Morgan Stanley & Co. International PLC	9/15/16	GBP	2.22	492,500	(92,470)
Total							$(10,875,517)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BGY
Outstanding options at beginning of period	37,604,404	$8,979,694	—	—
Options written	113,913,553	29,836,338	—	—
Options exercised	(11,900)	(75,089)	—	—
Options expired	(65,524,091)	(18,337,234)	—	—
Options closed	(54,070,381)	(12,344,292)	—	—

Outstanding options at end of period	31,911,585	$8,059,417	—	—

As of period end, the value of portfolio securities subject to covered call options written was $290,938,568.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	77

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$279,332	—	—	$279,332

Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$11,613,738	—	—	$11,613,738

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Futures	—	—	$6,314,451	—	—	$6,314,451
Options purchased[1]	—	—	(76,864)	—	—	(76,864)
Options Written	—	—	12,722,468	—	—	12,722,468

Total	—	—	$18,960,055	—	—	$18,960,055

Net Change in Unrealized Appreciation (Depreciation) on:
Futures	—	—	$279,332	—	—	$279,332
Options purchased[2]	—	—	53,917	—	—	53,917
Options Written	—	—	(6,070,479)	—	—	(6,070,479)

Total	—	—	$(5,737,230)	—	—	$(5,737,230)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - purchased	$24,094,035
Options:
Average value of option contracts written	$10,331,542

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$127,350	—
Options	—	$11,613,738

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$127,350	$11,613,738
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(127,350)	(738,221)

Total derivative assets and liabilities subject to an MNA	—	$10,875,517

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 680,013	—	—	$ (152,000)	$ 528,013
Citibank N.A.	1,340,343	—	—	(770,000)	570,343
Credit Suisse International	2,410,750	—	—	(1,340,000)	1,070,750
Deutsche Bank AG	956,684	—	—	(444,000)	512,684
Goldman Sachs International	999,097	—	—	(520,000)	479,097
HSBC Bank PLC	373,571	—	—	—	373,571
JPMorgan Chase Bank N.A.	68,115	—	—	(30,000)	38,115
Morgan Stanley & Co. International PLC	1,690,298	—	—	(946,619)	743,679
UBS AG	2,356,646	—	—	(960,000)	1,396,646

Total	$10,875,517	—	—	(5,162,619)	$5,712,898

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$7,632,349	—	$7,632,349
Belgium	—	28,494,595	—	28,494,595
Canada	$33,362,963	—	—	33,362,963
China	6,423,956	18,190,363	—	24,614,319
Denmark	—	6,182,313	—	6,182,313
France	—	46,673,828	—	46,673,828
Germany	—	16,718,345	—	16,718,345
Hong Kong	—	10,587,476	—	10,587,476
India	5,080,022	17,505,741	—	22,585,763
Indonesia	—	7,545,222	—	7,545,222
Ireland	15,301,611	—	—	15,301,611
Israel	3,335,272	—	—	3,335,272
Italy	—	25,679,997	—	25,679,997
Japan	—	48,932,928	—	48,932,928
Mexico	7,519,437	—	—	7,519,437
Netherlands	—	36,486,547	—	36,486,547
New Zealand	—	4,693,586	—	4,693,586
Norway	—	10,859,513	—	10,859,513
Philippines	2,407,854	—	—	2,407,854
Portugal	—	7,351,975	—	7,351,975
South Africa	—	7,210,109	—	7,210,109
South Korea	—	13,916,376	—	13,916,376
Spain	—	9,482,109	—	9,482,109
Sweden	—	9,393,399	—	9,393,399
Switzerland	—	50,907,261	—	50,907,261
Taiwan	—	15,684,161	—	15,684,161
Thailand	—	2,799,638	—	2,799,638
United Kingdom	18,964,822	124,480,160	—	143,444,982
United States	29,754,654	4,049,460	—	33,804,114

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	79

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Investment Companies	—	$6,065,233	—	$6,065,233
Preferred Stocks	—	—	$15,965,191	15,965,191
Short-Term Securities	$21,785,695	—	—	21,785,695

Total	$143,936,286	$537,522,684	$15,965,191	$697,424,161

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$279,332	—	—	$279,332
Liabilities:
Equity contracts	(738,221)	$(10,875,517)	—	(11,613,738)

Total	$(458,889)	$(10,875,517)	—	$(11,334,406)

[1]    Derivative financial instruments are futures contracts and options written. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$773,605	—	—	$773,605
Cash pledged:
Collateral — exchange traded options written	6,219,000	—	—	6,219,000
Collateral — OTC derivatives	5,162,619	—	—	5,162,619
Futures Contracts	639,000	—	—	639,000
Foreign currency at value	1,035,172	—	—	1,035,172

Total	$13,829,396	—	—	$13,829,396

	Transfers into Level 1 [1]	Transfers out of Level 1 [2]	Transfers into Level 2 [2]	Transfers out of Level 2 [1]
Assets:
Long-Term Investments:
Common Stocks	$ 12,209,330	$ (49,829,768)	$ 49,829,768	$ (12,209,330)

[1]    Systematic Fair Value Prices were not utilized at period end for these investments.

[2]    External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2015	$4,465,011	$15,504,609	$19,969,620
Transfers into Level 3	—	—	—
Transfers out of Level 3	(4,465,011)	—	(4,465,011)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	206,788	206,788
Net change in unrealized appreciation/depreciation[1,2]	—	253,794	253,794
Purchases	—	2,618,793	2,618,793
Sales	—	(2,618,793)	(2,618,793)

Closing Balance, as of June 30, 2016	—	$15,965,191	$15,965,191

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2016[2]	—	$555,905	$555,905

[1]    Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$15,965,191	Market Comparables	Revenue Multiple[1]	4.33x
			Revenue Growth Rate[1]	99.00%
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger and Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	80.00%
			Revenue Multiple[1]	13.55x-20.70x
			Time to Exit[2]	1-2 years

Total	$15,965,191

[1]    Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]    Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	81

Consolidated Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 16.9%
Albemarle Corp. (a)	196,188	$15,559,670
CF Industries Holdings, Inc. (a)	368,319	8,876,488
Monsanto Co. (a)(b)	573,191	59,273,681
Mosaic Co. (a)	526,233	13,776,780
Potash Corp. of Saskatchewan, Inc. (a)	1,281,890	20,817,894
Syngenta AG	94,620	36,319,754

		154,624,267
Containers & Packaging — 5.6%
International Paper Co. (a)	559,075	23,693,600
Packaging Corp. of America (a)	244,348	16,354,212
Smurfit Kappa Group PLC	511,889	11,271,007

		51,318,819
Energy Equipment & Services — 2.9%
Baker Hughes, Inc. (a)	196,827	8,882,803
Schlumberger Ltd. (a)	223,252	17,654,768

		26,537,571
Food & Staples Retailing — 1.8%
Fyffes PLC	10,547,711	16,153,414
Food Products — 9.9%
AGT Food & Ingredients, Inc.	433,833	11,917,432
Elders Ltd. (c)	997,356	2,773,566
First Resources Ltd.	8,361,900	9,756,787
Glanbia PLC	468,746	8,806,869
Golden Agri-Resources Ltd.	31,419,900	8,221,047
Kerry Group PLC, Class A	120,042	10,646,424
Leroy Seafood Group ASA	54,935	2,591,950
Mead Johnson Nutrition Co. (a)	120,398	10,926,120
Select Harvests Ltd.	196,984	1,008,034
Tyson Foods, Inc., Class A (a)	260,690	17,411,485
Wilmar International Ltd.	2,594,400	6,315,557

		90,375,271
Independent Power and Renewable Electricity Producers — 0.0%
Greenko Group PLC (c)	59,000	793
Metals & Mining — 28.4%
Alcoa, Inc. (a)	957,871	8,879,464
ArcelorMittal (c)	1,774,432	8,090,028
Barrick Gold Corp. (a)	1,257,054	26,838,103
Boliden AB	527,583	10,311,133
Detour Gold Corp. (a)(c)	493,711	12,350,896
Eldorado Gold Corp.	3,572,003	16,063,576
First Quantum Minerals Ltd.	2,280,390	16,009,240
Glencore PLC	9,116,520	18,790,345
Grupo Mexico SAB de CV, Series B	4,503,263	10,552,127
Lundin Mining Corp. (c)	4,193,910	14,153,371
MMC Norilsk Nickel PJSC — ADR	907,245	12,151,036
Nevsun Resources Ltd.	2,662,497	7,810,568
Newcrest Mining Ltd. (c)	1,750,000	30,330,772
Rio Tinto PLC — ADR (a)	763,366	23,893,356
Silver Wheaton Corp.	757,718	17,829,105
Tahoe Resources, Inc. (a)	1,086,180	16,268,109
Teck Resources Ltd., Class B	768,501	10,121,158

		260,442,387
Oil, Gas & Consumable Fuels — 30.4%
Anadarko Petroleum Corp. (a)	254,375	13,545,469
BP PLC — ADR (a)	416,252	14,781,109
Cairn Energy PLC (c)	3,188,680	8,867,983
Chevron Corp. (a)(b)	156,552	16,411,346
Cimarex Energy Co. (a)	90,017	10,740,828
ConocoPhillips (a)	472,360	20,594,896
Enbridge, Inc. (a)	436,960	18,510,640

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Eni SpA — ADR	382,170	$12,363,200
EOG Resources, Inc. (a)	198,118	16,527,004
Exxon Mobil Corp. (a)(b)	590,204	55,325,723
Hess Corp. (a)	181,772	10,924,497
Occidental Petroleum Corp. (a)	225,800	17,061,448
Royal Dutch Shell PLC, A Shares	215,918	5,930,253
Royal Dutch Shell PLC, A Shares — ADR	1,036,474	57,234,094

		278,818,490
Paper & Forest Products — 2.4%
Interfor Corp. (c)	585,385	5,015,838
Louisiana-Pacific Corp. (a)(c)	520,900	9,037,615
Precious Woods Holding AG (c)	20,000	112,647
TFS Corp. Ltd. (d)	7,903,565	8,348,434

		22,514,534
Real Estate Investment Trusts (REITs) — 0.3%
Weyerhaeuser Co. (a)	91,871	2,735,000
Total Common Stocks — 98.6%		903,520,546

Rights
Food Products — 0.0%
Elders Ltd. (Expires 6/22/16, Strike Price 3.40 AUD) (c)	249,339	59,507
Paper & Forest Products — 0.0%
Precious Woods Holding Chf (Expires 7/5/16, Strike Price 5.30 CHF) (c)	20,000	1,365
Total Rights — 0.0%		60,872

Preferred Stocks
Food Products — 0.8%
Tyson Foods, Inc. (c)	99,842	7,376,327
Total Long-Term Investments (Cost — $814,954,441) — 99.4%		910,957,745

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (e)(f)	15,411,219	15,411,219
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.59% (e)(f)(g)	$1,338	1,337,693
Total Short-Term Securities (Cost — $16,748,912) — 1.8%		16,748,912

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Options Purchased	Value
(Cost — $ 9,011) — 0.0%	$9,011
Total Investments Before Options Written (Cost — $ 831,712,364) — 101.2%	927,715,668

Options Written	Value
(Premiums Received — $8,605,466) — (1.2)%	$(10,733,252)
Total Investments Net of Options Written — 100.0%	916,982,416
Liabilities in Excess of Other Assets — 0.0%	(289,407)

Net Assets — 100.0%	$916,693,009

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2015	Net Activity	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,170,241	9,240,978	15,411,219	$15,411,219	$31,123
BlackRock Liquidity Series, LLC Money Market Series	$ 35,689	$1,302,004	$ 1,337,693	$ 1,337,693	$33,277	[1]
Total				$16,748,912	$64,400

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Options Purchased
Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Leroy Seafood Group ASA	Credit Suisse International	Call	NOK	421.16	7/12/16	10,600	$1,912
Leroy Seafood Group ASA	Credit Suisse International	Call	NOK	421.16	7/19/16	10,600	3,762
Leroy Seafood Group ASA	Credit Suisse International	Call	NOK	434.72	8/02/16	8,700	3,337
Total							$9,011

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alcoa, Inc.	Call	7/01/16	USD	9.50	1,250	$(1,875)
Baker Hughes, Inc.	Call	7/01/16	USD	49.00	57	(1,425)
Chevron Corp.	Call	7/01/16	USD	102.00	141	(40,044)
ConocoPhillips	Call	7/01/16	USD	46.00	300	(1,200)
International Paper Co.	Call	7/01/16	USD	42.00	230	(10,235)
International Paper Co.	Call	7/01/16	USD	43.50	314	(3,454)
Monsanto Co.	Call	7/01/16	USD	102.00	546	(98,280)
Schlumberger Ltd.	Call	7/01/16	USD	75.00	361	(146,205)
Anadarko Petroleum Corp.	Call	7/08/16	USD	53.50	104	(10,036)
Anadarko Petroleum Corp.	Call	7/08/16	USD	55.00	28	(1,190)
Baker Hughes, Inc.	Call	7/08/16	USD	48.00	365	(4,198)
ConocoPhillips	Call	7/08/16	USD	46.00	350	(3,500)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	83

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
EOG Resources, Inc.	Call	7/08/16	USD	85.50	330	$(12,705)
Exxon Mobil Corp.	Call	7/08/16	USD	89.50	255	(103,275)
Hess Corp.	Call	7/08/16	USD	60.00	100	(12,300)
International Paper Co.	Call	7/08/16	USD	43.00	907	(17,687)
Occidental Petroleum Corp.	Call	7/08/16	USD	76.50	395	(15,998)
Schlumberger Ltd.	Call	7/08/16	USD	78.00	27	(4,455)
Albemarle Corp.	Call	7/15/16	USD	80.00	190	(29,925)
Alcoa, Inc.	Call	7/15/16	USD	10.50	1,000	(6,500)
Anadarko Petroleum Corp.	Call	7/15/16	USD	55.00	209	(16,929)
Barrick Gold Corp.	Call	7/15/16	USD	18.00	1,640	(553,500)
BP PLC — ADR	Call	7/15/16	USD	33.00	197	(52,698)
Chevron Corp.	Call	7/15/16	USD	100.00	486	(251,505)
Cimarex Energy Co.	Call	7/15/16	USD	115.00	185	(105,450)
ConocoPhillips	Call	7/15/16	USD	46.00	378	(10,584)
Detour Gold Corp.	Call	7/15/16	CAD	29.00	265	(73,329)
Detour Gold Corp.	Call	7/15/16	CAD	30.00	510	(108,754)
Enbridge, Inc.	Call	7/15/16	CAD	54.00	1,442	(132,821)
EOG Resources, Inc.	Call	7/15/16	USD	82.50	210	(47,145)
Exxon Mobil Corp.	Call	7/15/16	USD	90.00	255	(101,362)
Hess Corp.	Call	7/15/16	USD	62.50	555	(46,898)
International Paper Co.	Call	7/15/16	USD	43.00	240	(9,360)
Louisiana-Pacific Corp.	Call	7/15/16	USD	19.00	300	(6,000)
Lundin Mining Corp.	Call	7/15/16	CAD	4.50	3,500	(28,445)
Mead Johnson Nutrition Co.	Call	7/15/16	USD	85.00	210	(129,150)
Occidental Petroleum Corp.	Call	7/15/16	USD	77.50	395	(18,565)
Packaging Corp. of America	Call	7/15/16	USD	67.50	188	(18,800)
Packaging Corp. of America	Call	7/15/16	USD	70.00	300	(9,000)
Rio Tinto PLC — ADR	Call	7/15/16	USD	30.00	610	(109,800)
Rio Tinto PLC — ADR	Call	7/15/16	USD	32.50	512	(25,600)
Schlumberger Ltd.	Call	7/15/16	USD	77.50	55	(13,145)
Tahoe Resources, Inc.	Call	7/15/16	CAD	16.00	590	(154,127)
Tahoe Resources, Inc.	Call	7/15/16	CAD	17.00	600	(113,085)
Tyson Foods, Inc., Class A	Call	7/15/16	USD	65.00	102	(24,735)
Anadarko Petroleum Corp.	Call	7/22/16	USD	54.50	67	(9,246)
Anadarko Petroleum Corp.	Call	7/22/16	USD	56.00	51	(4,335)
Barrick Gold Corp.	Call	7/22/16	USD	22.50	1,250	(75,000)
BP PLC — ADR	Call	7/22/16	USD	34.00	196	(37,240)
CF Industries Holdings, Inc.	Call	7/22/16	USD	26.00	490	(22,540)
ConocoPhillips	Call	7/22/16	USD	46.00	165	(8,085)
Exxon Mobil Corp.	Call	7/22/16	USD	91.50	75	(21,750)
Hess Corp.	Call	7/22/16	USD	62.50	77	(9,317)
Mosaic Co.	Call	7/22/16	USD	27.50	526	(34,979)
Potash Corp. of Saskatchewan, Inc.	Call	7/22/16	USD	17.50	679	(35,987)
Tyson Foods, Inc., Class A	Call	7/22/16	USD	64.00	200	(67,000)
Weyerhaeuser Co.	Call	7/22/16	USD	32.50	109	(5,450)
Alcoa, Inc.	Call	7/29/16	USD	10.50	1,600	(16,800)
Anadarko Petroleum Corp.	Call	7/29/16	USD	55.50	103	(14,368)
Baker Hughes, Inc.	Call	7/29/16	USD	48.50	365	(23,360)
Barrick Gold Corp.	Call	7/29/16	USD	24.00	378	(15,498)
BP PLC — ADR	Call	7/29/16	USD	36.50	880	(52,360)
CF Industries Holdings, Inc.	Call	7/29/16	USD	26.50	490	(24,990)
ConocoPhillips	Call	7/29/16	USD	48.50	438	(11,607)
EOG Resources, Inc.	Call	7/29/16	USD	83.00	210	(57,015)
Exxon Mobil Corp.	Call	7/29/16	USD	90.50	75	(30,000)
International Paper Co.	Call	7/29/16	USD	43.50	545	(35,425)
Mosaic Co.	Call	7/29/16	USD	28.00	525	(37,538)
Occidental Petroleum Corp.	Call	7/29/16	USD	78.50	113	(7,571)
Potash Corp. of Saskatchewan, Inc.	Call	7/29/16	USD	16.50	1,600	(126,400)
Schlumberger Ltd.	Call	7/29/16	USD	79.50	27	(5,481)
Tyson Foods, Inc., Class A	Call	7/29/16	USD	63.00	200	(86,000)
Anadarko Petroleum Corp.	Call	8/05/16	USD	56.00	69	(10,316)
BP PLC — ADR	Call	8/05/16	USD	35.00	392	(55,272)
CF Industries Holdings, Inc.	Call	8/05/16	USD	27.50	490	(24,010)
ConocoPhillips	Call	8/05/16	USD	46.00	211	(18,674)
Exxon Mobil Corp.	Call	8/05/16	USD	90.50	573	(230,632)

See Notes to Financial Statements.

84	SEMI-ANNUAL REPORT	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Monsanto Co.	Call	8/05/16	USD	110.00	415	$(135,912)
Mosaic Co.	Call	8/05/16	USD	28.50	524	(52,400)
Potash Corp. of Saskatchewan, Inc.	Call	8/05/16	USD	16.50	1,600	(171,200)
Potash Corp. of Saskatchewan, Inc.	Call	8/05/16	USD	17.50	620	(58,280)
Schlumberger Ltd.	Call	8/05/16	USD	80.00	61	(12,292)
Tyson Foods, Inc., Class A	Call	8/05/16	USD	67.00	400	(73,000)
Anadarko Petroleum Corp.	Call	8/12/16	USD	55.50	193	(36,188)
Exxon Mobil Corp.	Call	8/12/16	USD	93.50	624	(125,424)
Weyerhaeuser Co.	Call	8/12/16	USD	31.00	53	(2,915)
Packaging Corp. of America	Call	8/18/16	USD	69.65	189	(27,881)
Anadarko Petroleum Corp.	Call	8/19/16	USD	55.00	193	(43,811)
Barrick Gold Corp.	Call	8/19/16	USD	20.00	1,760	(418,880)
ConocoPhillips	Call	8/19/16	USD	44.00	47	(9,048)
Detour Gold Corp.	Call	8/19/16	CAD	32.00	670	(138,724)
Enbridge, Inc.	Call	8/19/16	CAD	56.00	305	(19,830)
EOG Resources, Inc.	Call	8/19/16	USD	85.00	42	(11,886)
Exxon Mobil Corp.	Call	8/19/16	USD	92.50	503	(139,331)
Louisiana-Pacific Corp.	Call	8/19/16	USD	18.00	430	(23,650)
Mead Johnson Nutrition Co.	Call	8/19/16	USD	90.00	271	(112,465)
Mosaic Co.	Call	8/19/16	USD	28.00	263	(28,010)
Mosaic Co.	Call	8/19/16	USD	29.00	262	(22,532)
Potash Corp. of Saskatchewan, Inc.	Call	8/19/16	USD	18.00	620	(32,240)
Rio Tinto PLC — ADR	Call	8/19/16	USD	30.00	420	(106,050)
Rio Tinto PLC — ADR	Call	8/19/16	USD	35.00	256	(12,800)
Schlumberger Ltd.	Call	8/19/16	USD	77.50	362	(135,750)
Tahoe Resources, Inc.	Call	8/19/16	CAD	18.00	590	(90,421)
Tyson Foods, Inc., Class A	Call	8/19/16	USD	67.50	140	(35,350)
Weyerhaeuser Co.	Call	8/19/16	USD	30.00	152	(14,440)
Total						$(5,990,230)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Interfor Corp.	Call	Credit Suisse International	7/05/16	CAD	11.30	85,000	$(7,683)
Detour Gold Corp.	Call	Morgan Stanley & Co. International PLC	7/06/16	CAD	29.91	53,000	(103,841)
Glanbia PLC	Call	UBS AG	7/06/16	EUR	16.35	23,500	(16,825)
Newcrest Mining Ltd.	Call	Citibank N.A.	7/06/16	AUD	22.41	306,000	(263,415)
ArcelorMittal	Call	Deutsche Bank AG	7/07/16	EUR	4.96	355,000	(125)
Cimarex Energy Co.	Call	Morgan Stanley & Co. International PLC	7/07/16	USD	115.42	15,000	(68,685)
Glencore PLC	Call	Credit Suisse International	7/07/16	GBP	1.38	1,450,000	(335,337)
Syngenta AG	Call	Morgan Stanley & Co. International PLC	7/07/16	CHF	397.19	37,800	(70)
Glanbia PLC	Call	UBS AG	7/12/16	EUR	16.35	23,500	(18,973)
Glencore PLC	Call	Credit Suisse International	7/12/16	GBP	1.35	60,000	(16,532)
Grupo Mexico SAB de CV, Series B	Call	Citibank N.A.	7/12/16	MXN	41.97	500,000	(37,048)
Leroy Seafood Group ASA	Call	UBS AG	7/12/16	NOK	421.17	10,600	(1,793)
Lundin Mining Corp.	Call	Morgan Stanley & Co. International PLC	7/12/16	CAD	4.30	350,000	(48,455)
ArcelorMittal	Call	Deutsche Bank AG	7/13/16	EUR	4.96	355,000	(4,862)
First Quantum Minerals Ltd.	Call	Credit Suisse International	7/13/16	CAD	8.62	250,000	(148,409)
Interfor Corp.	Call	Citibank N.A.	7/13/16	CAD	13.89	65,000	(2,549)
Smurfit Kappa Group PLC	Call	Morgan Stanley & Co. International PLC	7/13/16	EUR	23.72	30,000	(5)
Teck Resources Ltd., Class B	Call	Credit Suisse International	7/13/16	USD	12.34	108,000	(126,454)
Kerry Group PLC, Class A	Call	Bank of America N.A.	7/19/16	EUR	81.73	30,000	(19,420)
Leroy Seafood Group ASA	Call	UBS AG	7/19/16	NOK	421.17	10,600	(3,363)
MMC Norilsk Nickel PJSC — ADR	Call	Bank of America N.A.	7/19/16	USD	13.78	60,000	(18,011)
MMC Norilsk Nickel PJSC — ADR	Call	UBS AG	7/19/16	USD	14.36	60,000	(8,068)
Glencore PLC	Call	Morgan Stanley & Co. International PLC	7/20/16	GBP	1.35	950,000	(280,909)
Newcrest Mining Ltd.	Call	Citibank N.A.	7/20/16	AUD	20.09	306,000	(764,419)
Smurfit Kappa Group PLC	Call	Goldman Sachs International	7/20/16	EUR	24.70	59,000	(913)
Boliden AB	Call	Citibank N.A.	7/26/16	SEK	151.41	80,000	(138,644)
MMC Norilsk Nickel PJSC — ADR	Call	UBS AG	7/26/16	USD	13.56	70,000	(31,718)
Grupo Mexico SAB de CV, Series B	Call	UBS AG	7/28/16	MXN	42.82	500,000	(36,075)
Louisiana-Pacific Corp.	Call	Barclays Bank PLC	7/29/16	USD	18.06	43,000	(14,218)
Tahoe Resources, Inc.	Call	Credit Suisse International	7/29/16	CAD	17.01	59,000	(117,395)
Rio Tinto PLC — ADR	Call	Deutsche Bank AG	8/01/16	USD	29.95	100,000	(221,005)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	85

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Boliden AB	Call	UBS AG	8/02/16	SEK	160.86	28,500	$(28,889)
Interfor Corp.	Call	Citibank N.A.	8/02/16	CAD	12.51	75,000	(8,465)
Kerry Group PLC, Class A	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	82.43	18,000	(13,857)
Leroy Seafood Group ASA	Call	UBS AG	8/02/16	NOK	434.73	8,700	(2,933)
Lundin Mining Corp.	Call	Credit Suisse International	8/02/16	CAD	4.41	350,000	(60,329)
MMC Norilsk Nickel PJSC — ADR	Call	UBS AG	8/02/16	USD	14.44	70,000	(13,921)
Teck Resources Ltd., Class B	Call	Morgan Stanley & Co. International PLC	8/03/16	USD	11.37	92,000	(206,494)
Rio Tinto PLC — ADR	Call	Credit Suisse International	8/05/16	USD	32.66	25,500	(23,788)
First Quantum Minerals Ltd.	Call	Citibank N.A.	8/08/16	CAD	8.80	250,000	(183,328)
Boliden AB	Call	Credit Suisse International	8/09/16	SEK	148.86	52,500	(111,952)
Glanbia PLC	Call	Morgan Stanley & Co. International PLC	8/09/16	EUR	17.70	47,000	(19,927)
Tahoe Resources, Inc.	Call	Citibank N.A.	8/10/16	CAD	20.15	99,000	(58,668)
Boliden AB	Call	Credit Suisse International	8/11/16	SEK	158.52	50,000	(63,943)
Newcrest Mining Ltd.	Call	Citibank N.A.	8/11/16	AUD	24.02	88,000	(77,873)
Smurfit Kappa Group PLC	Call	Goldman Sachs International	8/11/16	EUR	22.20	57,000	(7,394)
Grupo Mexico SAB de CV, Series B	Call	Morgan Stanley & Co. International PLC	8/16/16	MXN	43.93	500,000	(32,211)
Interfor Corp.	Call	Citibank N.A.	8/16/16	CAD	11.90	80,000	(23,328)
MMC Norilsk Nickel PJSC — ADR	Call	Bank of America N.A.	8/16/16	USD	13.47	103,000	(63,223)
Albemarle Corp.	Call	Goldman Sachs International	8/17/16	USD	83.01	59,400	(131,927)
Teck Resources Ltd., Class B	Call	Credit Suisse International	8/17/16	USD	13.00	108,000	(155,471)
Smurfit Kappa Group PLC	Call	UBS AG	8/25/16	EUR	23.25	57,000	(5,038)
First Quantum Minerals Ltd.	Call	Citibank N.A.	8/29/16	CAD	8.80	250,000	(217,923)
Tahoe Resources, Inc.	Call	Citibank N.A.	8/30/16	CAD	17.35	98,000	(196,929)
Packaging Corp. of America	Call	Goldman Sachs International	9/07/16	USD	68.50	30,000	(80,925)
Louisiana-Pacific Corp.	Call	JPMorgan Chase Bank N.A.	9/09/16	USD	17.25	92,000	(99,067)
Total							$(4,743,022)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of period	16,708,177	$7,049,614	—	—
Options written	56,012,288	34,494,102	—	—
Options exercised	(15,831)	(62,902)	—	—
Options expired	(27,665,060)	(10,530,693)	—	—
Options closed	(35,899,656)	(22,344,655)	—	—

Outstanding options at end of period	9,139,918	$8,605,466	—	—

As of period end, the value of portfolio securities subject to covered call options written was $263,623,883.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Options purchased	Investments at value — unaffiliated[1]	—	—	$9,011	—	—	$9,011

Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$10,733,252	—	—	$10,733,252

[1]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

86	SEMI-ANNUAL REPORT	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(4,715)	—	—	$(4,715)
Options written	—	—	(17,366,330)	—	—	(17,366,330)

Total	—	—	$(17,371,045)	—	—	$(17,371,045)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$2,849	—	—	$2,849
Options written	—	—	(3,800,650)	—	—	(3,800,650)

Total	—	—	$(3,797,801)	—	—	$(3,797,801)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$9,011
Average value of option contracts written	$11,863,062

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$9,011	[1]	$10,733,252

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		$(5,990,230)

Total derivative assets and liabilities subject to an MNA	$9,011		$4,743,022

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Schedule of Investments.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	87

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (MNA) and net of the related collateral pledged by the Trust:

			Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$ 9,011	$(9,011)	—	—	—

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 100,654	—	$(100,654)	—	—
Barclays Bank PLC	14,218	—	—	—	$ 14,218
Citibank N.A.	1,972,589	—	(1,972,589)	—	—
Credit Suisse International	1,167,293	$(9,011)	(1,158,282)	—	—
Deutsche Bank AG	225,992	—	(225,992)	—	—
Goldman Sachs International	221,159	—	(221,159)	—	—
JPMorgan Chase Bank N.A.	99,067	—	—	—	99,067
Morgan Stanley & Co. International PLC	774,454	—	(774,454)	—	—
UBS AG	167,596	—	(167,596)	—	—

Total	$4,743,022	$(9,011)	$(4,620,726)	—	$113,285

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$118,304,513	$36,319,754	—	$154,624,267
Containers & Packaging	40,047,812	11,271,007	—	51,318,819
Energy Equipment & Services	26,537,571	—	—	26,537,571
Food & Staples Retailing	16,153,414	—	—	16,153,414
Food Products	49,061,906	41,313,365	—	90,375,271
Independent Power and Renewable Electricity Producers	—	—	$793	793
Metals & Mining	180,769,073	79,673,314	—	260,442,387
Oil, Gas & Consumable Fuels	264,020,254	14,798,236	—	278,818,490
Paper & Forest Products	14,053,453	8,461,081	—	22,514,534
Real Estate Investment Trusts (REITs)	2,735,000	—	—	2,735,000
Rights	—	60,872	—	60,872
Preferred Stocks	7,376,327	—	—	7,376,327
Short-Term Securities	15,411,219	1,337,693	—	16,748,912
Options Purchased	—	9,011	—	9,011

Total	$734,470,542	$193,244,333	$793	$927,715,668

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(5,962,349)	$(4,770,903)	—	$(10,733,252)

[1] Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

88	SEMI-ANNUAL REPORT	JUNE 30, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$12,011	—	—	$12,011
Foreign currency at value	40,658	—	—	40,658
Liabilities:
Collateral on securities loaned at value	—	$(1,337,693)	—	(1,337,693)

Total	$40,658	$(1,337,693)	—	$(1,297,035)

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$(41,370,578)	$41,370,578	—

[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	89

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Automobiles — 0.5%
Tesla Motors, Inc. (a)(b)(c)	9,200	$1,952,976
Communications Equipment — 0.4%
Lumentum Holdings, Inc. (a)	67,800	1,640,760
Diversified Financial Services — 0.5%
Intercontinental Exchange, Inc. (b)	8,700	2,226,852
Diversified Telecommunication Services — 1.1%
Cogent Communications Holdings, Inc. (b)	72,300	2,896,338
Zayo Group Holdings, Inc. (a)	69,000	1,927,170

		4,823,508
Electronic Equipment, Instruments & Components — 3.0%
CDW Corp.	56,500	2,264,520
Coherent, Inc. (a)(b)	23,800	2,184,364
Flextronics International Ltd. (a)(b)	176,100	2,077,980
Largan Precision Co. Ltd.	33,000	3,051,947
Universal Display Corp. (a)	49,100	3,328,980

		12,907,791
Hotels, Restaurants & Leisure — 1.0%
Six Flags Entertainment Corp.	69,800	4,044,910
Household Durables — 0.9%
Sony Corp.	133,400	3,930,228
Internet & Catalog Retail — 7.9%
Amazon.com, Inc. (a)(b)	29,200	20,896,104
Ctrip.com International Ltd. — ADR (a)(b)	28,300	1,165,960
Ensogo Ltd. (a)	173,282	83,947
Expedia, Inc. (b)	20,600	2,189,780
Netflix, Inc. (a)(b)	39,320	3,596,994
Priceline Group, Inc. (a)(b)	2,400	2,996,184
TripAdvisor, Inc. (a)(b)	39,700	2,552,710

		33,481,679
Internet Software & Services — 21.4%
58.com, Inc. — ADR (a)(b)	36,900	1,693,341
Alibaba Group Holding Ltd. — ADR (a)(b)	109,100	8,676,723
Alphabet, Inc., Class A (a)(b)(d)	37,800	26,593,434
Auto Trader Group PLC (e)	573,100	2,709,219
comScore, Inc. (a)(b)	81,650	1,949,802
DeNA Co. Ltd.	80,400	1,880,838
Facebook, Inc., Class A (a)(b)	170,600	19,496,168
MercadoLibre, Inc. (b)	26,500	3,727,755
New Relic, Inc. (a)(b)	44,300	1,301,534
Scout24 AG (a)(e)	92,122	3,424,248
Shopify, Inc., Class A (a)	65,900	2,027,084
Tencent Holdings Ltd.	680,700	15,615,036
Yahoo!, Inc. (a)(b)	33,900	1,273,284

		90,368,466
IT Services — 11.0%
Euronet Worldwide, Inc. (a)(b)	39,600	2,739,924
Fidelity National Information Services, Inc. (b)	59,100	4,354,488
Global Payments, Inc. (b)	60,100	4,289,938
InterXion Holding NV (a)(b)	73,400	2,706,992
Luxoft Holding, Inc. (a)	48,400	2,517,768
MasterCard, Inc., Class A (b)	99,300	8,744,358
PayPal Holdings, Inc. (a)(b)	79,700	2,909,847
Sabre Corp.	177,300	4,749,867
Visa, Inc., A Shares (b)	156,800	11,629,856
WNS Holdings Ltd. — ADR (a)	61,610	1,663,470

		46,306,508

Common Stocks	Shares	Value
Media — 3.9%
Comcast Corp., Class A (b)	44,200	$2,881,398
Eros International PLC (a)(b)(c)	154,305	2,510,542
Naspers Ltd., N Shares	40,100	6,123,072
REA Group Ltd.	66,800	2,997,841
Stroeer SE & Co. KGaA	46,800	2,152,772

		16,665,625
Professional Services — 1.3%
TechnoPro Holdings, Inc.	92,900	2,892,755
TransUnion (a)	78,100	2,611,664

		5,504,419
Real Estate Investment Trusts (REITs) — 6.4%
Crown Castle International Corp. (b)	84,600	8,580,978
Digital Realty Trust, Inc. (b)	79,000	8,610,210
Equinix, Inc. (b)	25,151	9,751,797

		26,942,985
Semiconductors & Semiconductor Equipment — 14.5%
Acacia Communications, Inc. (a)(b)	54,177	2,163,829
Applied Materials, Inc. (b)	178,800	4,285,836
ASML Holding NV	74,100	7,294,304
BE Semiconductor Industries NV	85,100	2,302,559
Broadcom Ltd. (b)	64,196	9,976,058
Lam Research Corp. (b)	56,500	4,749,390
MACOM Technology Solutions Holdings, Inc. (a)(b)	73,700	2,430,626
Micron Technology, Inc. (a)(b)	92,300	1,270,048
Microsemi Corp. (a)(b)	50,300	1,643,804
Monolithic Power Systems, Inc. (b)	28,500	1,947,120
NVIDIA Corp. (b)	87,200	4,099,272
NXP Semiconductors NV (a)(b)	47,400	3,713,316
Qorvo, Inc. (a)(b)	29,500	1,630,170
Silergy Corp.	190,000	2,247,429
Silicon Motion Technology Corp. — ADR (b)	49,900	2,385,220
Taiwan Semiconductor Manufacturing Co. Ltd.	1,454,000	7,327,720
Win Semiconductors Corp.	849,000	1,737,607

		61,204,308
Software — 17.2%
Activision Blizzard, Inc. (b)	179,700	7,121,511
Adobe Systems, Inc. (a)(b)	66,100	6,331,719
Altium Ltd.	320,500	1,557,495
Atlassian Corp. PLC, Class A (a)(b)	72,000	1,864,800
Autodesk, Inc. (a)(b)	33,800	1,829,932
Blackbaud, Inc.	29,300	1,989,470
Callidus Software, Inc. (a)(b)	104,000	2,077,920
Electronic Arts, Inc. (a)(b)	73,500	5,568,360
Microsoft Corp. (b)	411,300	21,046,221
Nintendo Co. Ltd.	41,400	5,949,147
Proofpoint, Inc. (a)(b)	50,800	3,204,972
salesforce.com, Inc. (a)(b)	60,100	4,772,541
ServiceNow, Inc. (a)(b)	37,200	2,470,080
Take-Two Interactive Software, Inc. (a)(b)	83,300	3,158,736
Xero Ltd. (a)	111,500	1,455,305
Zendesk, Inc. (a)(b)	93,000	2,453,340

		72,851,549
Technology Hardware, Storage & Peripherals — 5.4%
Apple, Inc. (b)	195,500	18,689,801

See Notes to Financial Statements.

90	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd.	3,400	$4,234,194

		22,923,995
Total Common Stocks — 96.4%		407,776,559

Preferred Stocks
Internet & Catalog Retail — 0.6%
Jasper Infotech Private Ltd., Series I (Acquired 8/18/15, Cost 1,998,435) (a)(f)	1,054	2,577,030
Internet Software & Services — 2.8%
Uber Technologies, Inc., Series E (Acquired 12/4/14, Cost $3,000,048), 0.00% (a)(f)	90,044	4,391,644
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, Cost $3,016,964) (a)(f)	110,003	4,205,414
Zuora, Inc. (Acquired 1/16/15, Cost $3,894,522), 0.00% (a)(f)	1,025,063	3,148,994

		11,746,052
Software — 0.3%
Illumio, Inc., Series C (Acquired 3/11/15, Cost $1,500,001), 0.00% (a)(f)	466,730	1,201,830
Total Preferred Stocks — 3.7%		15,524,912
Total Long-Term Investments (Cost — $355,837,192) — 100.1%		423,301,471

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (g)(h)	1,959,043	$1,959,043
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.59% (g)(h)(i)	$1,764	1,763,760
Total Short-Term Securities (Cost — $3,722,803) — 0.9%		3,722,803
Total Investments Before Options Written (Cost — $359,559,995) — 101.0%		427,024,274

Options Written
(Premiums Received — $4,290,822) — (1.0)%		(4,379,867)
Total Investments Net of Options Written — 100.0%		422,644,407
Other Assets Less Liabilities — 0.0%		97,582

Net Assets — 100.0%		$422,741,989

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $15,524,912 and an original cost of $13,409,970 which was 3.7% of its net assets.

(g)	Current yield as of period end.

(h)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2015	Net Activity	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	604,146	1,354,897	1,959,043	$1,959,043	$ 4,807
BlackRock Liquidity Series, LLC, Money Market Series	$119,000	$1,644,760	$1,763,760	$1,763,760	$18,214	[1]
Total				$3,722,803	$23,021

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	91

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Activision Blizzard, Inc.	Call	7/01/16	USD	37.50	366	$(79,422)
Alibaba Group Holding Ltd. — ADR	Call	7/01/16	USD	82.00	195	(390)
Alphabet, Inc., Class A	Call	7/01/16	USD	750.00	20	(100)
Electronic Arts, Inc.	Call	7/01/16	USD	77.00	107	(2,889)
Expedia, Inc.	Call	7/01/16	USD	111.00	21	(105)
Facebook, Inc., Class A	Call	7/01/16	USD	119.00	127	(190)
Netflix, Inc.	Call	7/01/16	USD	103.00	11	(33)
TripAdvisor, Inc.	Call	7/01/16	USD	67.00	70	(2,800)
Visa, Inc., A Shares	Call	7/01/16	USD	79.50	86	(344)
Yahoo!, Inc.	Call	7/01/16	USD	39.00	51	(51)
Alibaba Group Holding Ltd. — ADR	Call	7/08/16	USD	79.50	39	(4,310)
Alibaba Group Holding Ltd. — ADR	Call	7/08/16	USD	80.50	132	(8,514)
Alphabet, Inc., Class A	Call	7/08/16	USD	750.00	10	(250)
Applied Materials, Inc.	Call	7/08/16	USD	25.00	362	(3,077)
Ctrip.com International Ltd. — ADR	Call	7/08/16	USD	48.00	55	(550)
Expedia, Inc.	Call	7/08/16	USD	116.00	31	(310)
Facebook, Inc., Class A	Call	7/08/16	USD	121.00	194	(679)
MasterCard, Inc., Class A	Call	7/08/16	USD	97.50	13	(156)
Microsoft Corp.	Call	7/08/16	USD	53.50	381	(952)
Netflix, Inc.	Call	7/08/16	USD	99.00	126	(1,260)
NXP Semiconductors NV	Call	7/08/16	USD	95.00	17	(170)
PayPal Holdings, Inc.	Call	7/08/16	USD	38.50	31	(1,550)
salesforce.com, Inc.	Call	7/08/16	USD	85.00	60	(390)
Visa, Inc., A Shares	Call	7/08/16	USD	81.00	248	(1,364)
Global Payments, Inc.	Call	7/12/16	USD	75.01	87	(2,492)
58.com, Inc. — ADR	Call	7/15/16	USD	55.00	65	(975)
Acacia Communications, Inc.	Call	7/15/16	USD	40.00	95	(17,812)
Adobe Systems, Inc.	Call	7/15/16	USD	100.00	43	(989)
Alibaba Group Holding Ltd. — ADR	Call	7/15/16	USD	82.50	195	(8,288)
Amazon.com, Inc.	Call	7/15/16	USD	727.50	8	(5,920)
Apple, Inc.	Call	7/15/16	USD	100.00	134	(1,474)
Applied Materials, Inc.	Call	7/15/16	USD	23.00	213	(23,856)
Atlassian Corp. PLC, Class A	Call	7/15/16	USD	25.00	108	(13,500)
Autodesk, Inc.	Call	7/15/16	USD	60.00	120	(720)
Broadcom Ltd.	Call	7/15/16	USD	150.00	100	(69,000)
Callidus Software, Inc.	Call	7/15/16	USD	20.00	183	(10,980)
Cogent Communications Holdings, Inc.	Call	7/15/16	USD	40.00	216	(17,820)
comScore, Inc.	Call	7/15/16	USD	35.00	220	(1,650)
Crown Castle International Corp.	Call	7/15/16	USD	90.00	114	(129,390)
Digital Realty Trust, Inc.	Call	7/15/16	USD	105.00	114	(48,450)
Equinix, Inc.	Call	7/15/16	USD	380.00	90	(100,350)
Eros International PLC	Call	7/15/16	USD	15.00	845	(139,425)
Fidelity National Information Services, Inc.	Call	7/15/16	USD	75.00	86	(3,354)
Flextronics International Ltd.	Call	7/15/16	USD	13.00	230	(575)
Intercontinental Exchange, Inc.	Call	7/15/16	USD	270.00	17	(510)
InterXion Holding NV	Call	7/15/16	USD	35.00	215	(36,550)
Lam Research Corp.	Call	7/15/16	USD	85.00	84	(8,610)
MACOM Technology Solutions Holdings, Inc.	Call	7/15/16	USD	35.00	70	(2,975)
MasterCard, Inc., Class A	Call	7/15/16	USD	97.50	13	(39)
MercadoLibre, Inc.	Call	7/15/16	USD	140.00	20	(7,800)
Monolithic Power Systems, Inc.	Call	7/15/16	USD	70.00	90	(5,625)
NVIDIA Corp.	Call	7/15/16	USD	45.00	159	(39,591)
NXP Semiconductors NV	Call	7/15/16	USD	95.00	64	(640)
Qorvo, Inc.	Call	7/15/16	USD	55.00	52	(8,580)
salesforce.com, Inc.	Call	7/15/16	USD	82.50	90	(4,950)
Take-Two Interactive Software, Inc.	Call	7/15/16	USD	40.00	250	(6,250)
Tesla Motors, Inc.	Call	7/15/16	USD	230.00	32	(3,728)
Visa, Inc., A Shares	Call	7/15/16	USD	80.00	107	(696)
Zendesk, Inc.	Call	7/15/16	USD	25.00	170	(28,900)
Proofpoint, Inc.	Call	7/19/16	USD	63.50	120	(24,250)

See Notes to Financial Statements.

92	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd. — ADR	Call	7/22/16	USD	80.00	39	$(6,396)
Alphabet, Inc., Class A	Call	7/22/16	USD	730.00	21	(5,932)
Amazon.com, Inc.	Call	7/22/16	USD	720.00	85	(143,650)
Electronic Arts, Inc.	Call	7/22/16	USD	77.00	40	(4,700)
Facebook, Inc., Class A	Call	7/22/16	USD	122.00	37	(722)
MasterCard, Inc., Class A	Call	7/22/16	USD	98.00	71	(710)
Microsoft Corp.	Call	7/22/16	USD	53.00	450	(30,375)
PayPal Holdings, Inc.	Call	7/22/16	USD	40.00	85	(4,250)
New Relic, Inc.	Call	7/25/16	USD	26.40	155	(50,012)
MercadoLibre, Inc.	Call	7/27/16	USD	135.00	72	(59,716)
Activision Blizzard, Inc.	Call	7/29/16	USD	38.50	10	(1,955)
Alphabet, Inc., Class A	Call	7/29/16	USD	745.00	48	(30,480)
Amazon.com, Inc.	Call	7/29/16	USD	745.00	8	(16,260)
Apple, Inc.	Call	7/29/16	USD	99.00	43	(4,966)
Applied Materials, Inc.	Call	7/29/16	USD	24.50	195	(7,995)
Broadcom Ltd.	Call	7/29/16	USD	160.00	125	(34,062)
Facebook, Inc., Class A	Call	7/29/16	USD	118.00	119	(24,038)
MasterCard, Inc., Class A	Call	7/29/16	USD	98.00	72	(1,152)
Microsoft Corp.	Call	7/29/16	USD	52.50	401	(38,696)
NVIDIA Corp.	Call	7/29/16	USD	47.50	161	(21,010)
PayPal Holdings, Inc.	Call	7/29/16	USD	38.50	70	(3,850)
Priceline Group, Inc.	Call	7/29/16	USD	1,340.00	7	(5,775)
salesforce.com, Inc.	Call	7/29/16	USD	82.50	60	(6,060)
Visa, Inc., A Shares	Call	7/29/16	USD	79.50	107	(4,976)
Apple, Inc.	Call	8/05/16	USD	100.00	43	(4,257)
Apple, Inc.	Call	8/05/16	USD	97.50	88	(15,928)
Applied Materials, Inc.	Call	8/05/16	USD	24.00	213	(15,975)
Comcast Corp., Class A	Call	8/05/16	USD	63.00	7	(2,030)
Comcast Corp., Class A	Call	8/05/16	USD	65.50	133	(16,426)
Ctrip.com International Ltd. — ADR	Call	8/05/16	USD	41.00	44	(8,910)
Electronic Arts, Inc.	Call	8/05/16	USD	74.00	110	(46,750)
MasterCard, Inc., Class A	Call	8/05/16	USD	93.50	153	(11,169)
PayPal Holdings, Inc.	Call	8/05/16	USD	37.00	62	(7,750)
TripAdvisor, Inc.	Call	8/05/16	USD	66.00	68	(22,610)
58.com, Inc. — ADR	Call	8/09/16	USD	47.00	65	(14,361)
Activision Blizzard, Inc.	Call	8/12/16	USD	40.00	250	(42,125)
Apple, Inc.	Call	8/12/16	USD	97.50	2	(390)
Comcast Corp., Class A	Call	8/12/16	USD	65.50	103	(13,802)
Universal Display Corp.	Call	8/16/16	USD	68.80	190	(65,734)
Acacia Communications, Inc.	Call	8/19/16	USD	45.00	95	(19,000)
Apple, Inc.	Call	8/19/16	USD	105.00	81	(2,997)
Callidus Software, Inc.	Call	8/19/16	USD	22.50	182	(10,010)
Coherent, Inc.	Call	8/19/16	USD	95.00	83	(26,352)
comScore, Inc.	Call	8/19/16	USD	30.00	230	(20,125)
Euronet Worldwide, Inc.	Call	8/19/16	USD	70.00	69	(20,528)
Euronet Worldwide, Inc.	Call	8/19/16	USD	75.00	69	(8,452)
Facebook, Inc., Class A	Call	8/19/16	USD	120.00	117	(28,958)
Flextronics International Ltd.	Call	8/19/16	USD	13.00	130	(1,625)
Global Payments, Inc.	Call	8/19/16	USD	70.00	123	(50,430)
MACOM Technology Solutions Holdings, Inc.	Call	8/19/16	USD	40.00	123	(6,150)
MasterCard, Inc., Class A	Call	8/19/16	USD	95.00	25	(1,675)
Micron Technology, Inc.	Call	8/19/16	USD	14.15	320	(26,239)
Microsoft Corp.	Call	8/19/16	USD	52.50	91	(10,647)
NVIDIA Corp.	Call	8/19/16	USD	48.00	159	(36,172)
NXP Semiconductors NV	Call	8/19/16	USD	87.50	84	(10,500)
Proofpoint, Inc.	Call	8/19/16	USD	65.00	60	(20,400)
Qorvo, Inc.	Call	8/19/16	USD	55.00	51	(19,635)
ServiceNow, Inc.	Call	8/19/16	USD	75.00	120	(17,100)
Silicon Motion Technology Corp. — ADR	Call	8/19/16	USD	50.00	84	(14,280)
Yahoo!, Inc.	Call	8/19/16	USD	39.00	51	(6,222)
Microsemi Corp.	Call	9/16/16	USD	35.00	96	(9,840)
Alphabet, Inc., Class A	Put	7/01/16	USD	687.50	11	(248)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	93

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Amazon.com, Inc.	Put	7/15/16	USD	690.00	6	$(2,790)
Apple, Inc.	Put	7/15/16	USD	95.00	84	(8,316)
Total						$(2,061,216)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
CDW Corp.	Call	UBS AG	7/05/16	USD	43.44	12,300	$(9)
Flextronics International Ltd.	Call	Goldman Sachs International	7/05/16	USD	12.56	12,600	(26)
Sabre Corp.	Call	Morgan Stanley & Co. International PLC	7/06/16	USD	28.51	23,000	(50)
Sony Corp.	Call	Morgan Stanley & Co. International PLC	7/06/16	JPY	2,961.08	24,400	(28,295)
Stroeer SE & Co. KGaA	Call	Deutsche Bank AG	7/06/16	EUR	49.72	9,400	(66)
TechnoPro Holdings, Inc.	Call	JPMorgan Chase Bank N.A.	7/06/16	JPY	3,422.10	30,000	(2,122)
TechnoPro Holdings, Inc.	Call	UBS AG	7/06/16	JPY	3,362.00	8,200	(1,129)
Cogent Communications Holdings, Inc.	Call	Citibank N.A.	7/07/16	USD	41.31	1,900	(271)
Nintendo Co. Ltd.	Call	Goldman Sachs International	7/07/16	JPY	15,620.25	9,000	(10,573)
Sabre Corp.	Call	Barclays Bank PLC	7/07/16	USD	29.20	23,000	(5)
Six Flags Entertainment Corp.	Call	Morgan Stanley & Co. International PLC	7/07/16	USD	58.50	25,300	(10,544)
Win Semiconductors Corp.	Call	Citibank N.A.	7/07/16	TWD	61.67	150,000	(18,051)
Zayo Group Holdings, Inc.	Call	UBS AG	7/08/16	USD	28.28	24,100	(6,696)
CDW Corp.	Call	Citibank N.A.	7/11/16	USD	41.61	9,000	(1,462)
Digital Realty Trust, Inc.	Call	Morgan Stanley & Co. International PLC	7/11/16	USD	92.20	15,000	(252,054)
Lam Research Corp.	Call	Deutsche Bank AG	7/11/16	USD	75.01	11,300	(102,381)
Lumentum Holdings, Inc.	Call	Barclays Bank PLC	7/11/16	USD	24.98	28,000	(9,940)
TransUnion	Call	Citibank N.A.	7/11/16	USD	32.04	9,000	(14,076)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	7/12/16	EUR	89.38	1,700	(2,821)
Largan Precision Co. Ltd.	Call	JPMorgan Chase Bank N.A.	7/12/16	TWD	2,363.85	4,000	(72,193)
Largan Precision Co. Ltd.	Call	JPMorgan Chase Bank N.A.	7/12/16	TWD	3,036.17	7,000	(11,477)
Naspers Ltd., N Shares	Call	UBS AG	7/12/16	ZAR	2,238.08	2,800	(11,112)
Win Semiconductors Corp.	Call	UBS AG	7/12/16	TWD	66.01	150,000	(7,022)
REA Group Ltd.	Call	UBS AG	7/13/16	AUD	56.36	6,800	(19,721)
Scout24 AG	Call	Morgan Stanley & Co. International PLC	7/13/16	EUR	35.84	2,800	(645)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Morgan Stanley & Co. International PLC	7/13/16	TWD	154.75	291,000	(72,325)
Auto Trader Group PLC	Call	Morgan Stanley & Co. International PLC	7/14/16	GBP	4.05	65,000	(717)
Flextronics International Ltd.	Call	Morgan Stanley & Co. International PLC	7/14/16	USD	12.43	13,000	(565)
Silicon Motion Technology Corp. — ADR	Call	Morgan Stanley & Co. International PLC	7/14/16	USD	41.30	9,000	(58,349)
Crown Castle International Corp.	Call	Citibank N.A.	7/19/16	USD	91.57	18,100	(178,448)
Luxoft Holding, Inc.	Call	Deutsche Bank AG	7/19/16	USD	60.00	16,000	(2,146)
TransUnion	Call	UBS AG	7/19/16	USD	33.02	7,800	(8,338)
Scout24 AG	Call	Morgan Stanley & Co. International PLC	7/20/16	EUR	35.84	2,900	(1,841)
TechnoPro Holdings, Inc.	Call	JPMorgan Chase Bank N.A.	7/20/16	JPY	3,533.29	12,800	(2,050)
Win Semiconductors Corp.	Call	Morgan Stanley & Co. International PLC	7/20/16	TWD	67.31	170,000	(8,065)
Xero Ltd.	Call	UBS AG	7/20/16	NZD	19.37	13,000	(2,767)
Intercontinental Exchange, Inc.	Call	Deutsche Bank AG	7/21/16	USD	261.50	300	(620)
Tencent Holdings Ltd.	Call	Citibank N.A.	7/21/16	HKD	172.16	183,000	(175,471)
Silergy Corp.	Call	Morgan Stanley & Co. International PLC	7/22/16	TWD	370.67	30,000	(18,493)
Microsemi Corp.	Call	Goldman Sachs International	7/25/16	USD	33.63	8,000	(6,213)
TransUnion	Call	Société Générale	7/25/16	USD	33.38	10,500	(10,392)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	7/26/16	EUR	90.28	10,000	(21,034)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	7/26/16	EUR	92.14	2,300	(2,992)
REA Group Ltd.	Call	UBS AG	7/26/16	AUD	54.15	27,000	(122,798)
Shopify, Inc., Class A	Call	Morgan Stanley & Co. International PLC	7/26/16	USD	29.98	23,000	(42,414)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	JPMorgan Chase Bank N.A.	7/26/16	TWD	165.24	122,000	(7,980)
CDW Corp.	Call	Morgan Stanley & Co. International PLC	7/27/16	USD	43.45	12,800	(1,683)
Scout24 AG	Call	Morgan Stanley & Co. International PLC	7/27/16	EUR	35.60	6,500	(6,541)
Adobe Systems, Inc.	Call	UBS AG	7/29/16	USD	98.47	19,000	(19,805)
Atlassian Corp. PLC, Class A	Call	Deutsche Bank AG	7/29/16	USD	26.00	14,400	(13,676)
Cogent Communications Holdings, Inc.	Call	Citibank N.A.	7/29/16	USD	41.79	13,000	(6,365)

See Notes to Financial Statements.

94	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Intercontinental Exchange, Inc.	Call	Goldman Sachs International	7/29/16	USD	268.65	2,700	$(5,403)
Auto Trader Group PLC	Call	Morgan Stanley & Co. International PLC	8/02/16	GBP	4.15	62,000	(2,418)
BE Semiconductor Industries NV	Call	Credit Suisse International	8/02/16	EUR	25.77	30,000	(18,947)
Crown Castle International Corp.	Call	Bank of America N.A.	8/02/16	USD	101.37	17,000	(26,445)
Digital Realty Trust, Inc.	Call	Morgan Stanley & Co. International PLC	8/02/16	USD	93.75	17,000	(259,848)
Naspers Ltd., N Shares	Call	UBS AG	8/02/16	ZAR	2,364.97	8,500	(25,306)
Altium Ltd.	Call	Deutsche Bank AG	8/03/16	AUD	6.23	56,000	(16,890)
Altium Ltd.	Call	Deutsche Bank AG	8/03/16	AUD	6.29	56,000	(15,254)
Cogent Communications Holdings, Inc.	Call	Citibank N.A.	8/03/16	USD	40.57	3,200	(3,702)
DeNA Co. Ltd.	Call	JPMorgan Chase Bank N.A.	8/03/16	JPY	2,343.90	28,000	(45,384)
Nintendo Co. Ltd.	Call	Goldman Sachs International	8/03/16	JPY	16,704.47	1,700	(2,536)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/03/16	NZD	19.75	4,356	(1,150)
Xero Ltd.	Call	UBS AG	8/03/16	NZD	19.04	7,200	(2,984)
ASML Holding NV	Call	Morgan Stanley & Co. International PLC	8/04/16	EUR	91.11	11,100	(25,463)
Atlassian Corp. PLC, Class A	Call	Bank of America N.A.	8/05/16	USD	26.05	14,400	(17,064)
Stroeer SE & Co. KGaA	Call	Goldman Sachs International	8/05/16	EUR	47.78	10,000	(8,382)
Sabre Corp.	Call	Morgan Stanley & Co. International PLC	8/08/16	USD	27.82	16,000	(10,549)
Blackbaud, Inc.	Call	Morgan Stanley & Co. International PLC	8/09/16	USD	67.88	10,000	(27,493)
Fidelity National Information Services, Inc.	Call	Citibank N.A.	8/09/16	USD	75.45	12,000	(16,159)
Scout24 AG	Call	Credit Suisse International	8/09/16	EUR	34.67	5,000	(6,254)
Six Flags Entertainment Corp.	Call	Morgan Stanley & Co. International PLC	8/09/16	USD	57.64	13,000	(28,176)
Sony Corp.	Call	JPMorgan Chase Bank N.A.	8/09/16	JPY	3,043.94	40,500	(67,358)
Tencent Holdings Ltd.	Call	Citibank N.A.	8/09/16	HKD	172.51	55,000	(59,827)
Naspers Ltd., N Shares	Call	UBS AG	8/10/16	ZAR	2,256.73	2,700	(17,184)
Xero Ltd.	Call	Morgan Stanley & Co. International PLC	8/12/16	NZD	18.58	3,600	(2,116)
InterXion Holding NV	Call	Barclays Bank PLC	8/15/16	USD	37.25	4,200	(4,756)
Zendesk, Inc.	Call	Deutsche Bank AG	8/16/16	USD	27.30	15,500	(26,994)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	8/17/16	TWD	160.93	96,000	(15,739)
Auto Trader Group PLC	Call	Morgan Stanley & Co. International PLC	8/23/16	GBP	4.31	65,000	(3,547)
Silergy Corp.	Call	Morgan Stanley & Co. International PLC	8/23/16	TWD	369.20	32,000	(29,357)
Nintendo Co. Ltd.	Call	Morgan Stanley & Co. International PLC	9/08/16	JPY	14,327.71	3,300	(38,176)
Universal Display Corp.	Call	Citibank N.A.	9/13/16	USD	65.55	8,000	(54,380)
Flextronics International Ltd.	Put	Morgan Stanley & Co. International PLC	7/14/16	USD	11.75	34,300	(6,670)
ASML Holding NV	Put	Morgan Stanley & Co. International PLC	7/26/16	EUR	84.99	6,400	(8,993)
Auto Trader Group PLC	Put	Citibank N.A.	7/26/16	GBP	3.76	109,000	(42,918)
Total							$(2,318,651)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of period	5,291,725	$4,168,452	—	—
Options written	18,196,277	18,641,764	193,681	$347,375
Options exercised	(90)	(6,568)	(7,285)	(95,000)
Options expired	(9,591,202)	(6,603,458)	(36,441)	(140,936)
Options closed	(11,470,727)	(11,958,746)	(154)	(62,061)

Outstanding options at end of period	2,425,983	$4,241,444	149,801	$49,378

As of period end, the value of portfolio securities subject to covered call options written was $146,543,851.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	95

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$4,379,867	—	—	$4,379,867

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options purchased[1]	—	—	$(5,993)	—	—	$(5,993)
Options written	—	—	2,488,920	—	—	2,488,920

Total	—	—	$2,482,927	—	—	$2,482,927

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(1,558,348)	—	—	$(1,558,348)

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[2]	$5,993
Average value of option contracts written	$5,018,401

[2]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$4,379,867

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,061,216)

Total derivative assets and liabilities subject to an MNA	—	$2,318,651

See Notes to Financial Statements.

96	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$43,509	—	—	—	$43,509
Barclays Bank PLC	14,701	—	—	—	14,701
Citibank N.A.	571,130	—	—	—	571,130
Credit Suisse International	25,201	—	—	—	25,201
Deutsche Bank AG	178,027	—	—	$(10,000)	168,027
Goldman Sachs International	33,133	—	$(33,133)	—	—
JPMorgan Chase Bank N.A.	208,564	—	—	—	208,564
Morgan Stanley & Co. International PLC	973,384	—	—	(930,000)	43,384
Société Générale	10,392	—	—	—	10,392
UBS AG	260,610	—	—	(260,610)	—
Total	$2,318,651	—	$(33,133)	$(1,200,610)	$1,084,908

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$1,952,976	—	—	$1,952,976
Communications Equipment	1,640,760	—	—	1,640,760
Diversified Financial Services	2,226,852	—	—	2,226,852
Diversified Telecommunication Services	4,823,508	—	—	4,823,508
Electronic Equipment, Instruments & Components	9,855,844	$3,051,947	—	12,907,791
Hotels, Restaurants & Leisure	4,044,910	—	—	4,044,910
Household Durables	—	3,930,228	—	3,930,228
Internet & Catalog Retail	33,397,732	83,947	—	33,481,679
Internet Software & Services	66,739,125	23,629,341	—	90,368,466
IT Services	46,306,508	—	—	46,306,508
Media	5,391,940	11,273,685	—	16,665,625
Professional Services	2,611,664	2,892,755	—	5,504,419
Real Estate Investment Trusts (REITs)	26,942,985	—	—	26,942,985
Semiconductors & Semiconductor Equipment	40,294,689	20,909,619	—	61,204,308
Software	63,889,602	8,961,947	—	72,851,549
Technology Hardware, Storage & Peripherals	18,689,801	4,234,194	—	22,923,995
Preferred Stocks	—	—	$15,524,912	15,524,912
Short-Term Securities	1,959,043	1,763,760	—	3,722,803

Total	$330,767,939	$80,731,423	$15,524,912	$427,024,274

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,818,412)	$(2,561,455)	—	$(4,379,867)

[1]	Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	97

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$54,490	—	—	$54,490
Cash pledged as collateral for exchange-traded options written	2,066,662	—	—	2,066,662
Cash pledged as collateral for OTC derivatives	1,550,000	—	—	1,550,000
Liabilities:
Collateral on securities loaned at value	—	$(1,763,760)	—	(1,763,760)

Total	$3,671,152	$(1,763,760)	—	$1,907,392

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$ (24,886,725)	$ 24,886,725	—

[1]	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2015	$15,696,540
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	(171,628)
Purchases	—
Sales	—

Closing Balance, as of June 30, 2016	$15,524,912

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2016[2]	$ (171,628)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

98	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Science and Technology Trust (BST)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$15,524,912	Market Comparables	Priced to new financing round[1]	—	—
			Revenue Multiple[1]	4.33x	—
			Revenue Growth Rate[1]	99.00%	—
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%	—
			IPO Exit Probability[1]	70.00% - 80.00%	71.73%
			Merger and Acquisition Probability[1]	15.00% - 25.00%	23.27%
			Revenue Growth Rate[1]	28.00% - 80.00%	51.40%
			Revenue Growth Rate[1]	253.00%	—
			Revenue Multiple[1]	5.00x - 20.70x	11.28x
			Revenue Multiple[1]	10.50x - 62.50x	—
			Time to Exit[2]	1-3 years	—

Total	$15,524,912

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	99

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 3.2%
Ferrovial SA	432,700	$8,471,423
Vinci SA	41,100	2,900,311

		11,371,734
Diversified Telecommunication Services — 1.9%
SBA Communications Corp., Class A (a)(b)	22,500	2,428,650
Verizon Communications, Inc. (c)	79,500	4,439,280

		6,867,930
Electric Utilities — 24.7%
American Electric Power Co., Inc.	96,800	6,784,712
Duke Energy Corp. (c)	177,168	15,199,243
Edison International (c)	109,400	8,497,098
El Paso Electric Co.	36,900	1,744,263
Enel SpA	923,947	4,101,834
Eversource Energy (c)	80,900	4,845,910
Exelon Corp. (c)	306,600	11,147,976
Iberdrola SA	198,600	1,354,769
NextEra Energy, Inc. (b)	168,900	22,024,560
Pinnacle West Capital Corp. (c)	47,000	3,809,820
PPL Corp.	115,400	4,356,350
Xcel Energy, Inc.	91,700	4,106,326

		87,972,861
Gas Utilities — 2.4%
New Jersey Resources Corp.	57,000	2,197,350
Snam SpA	743,800	4,446,775
Spire, Inc. (c)	27,400	1,941,016

		8,585,141
Independent Power and Renewable Electricity Producers — 4.0%
EDP Renovaveis SA	342,100	2,574,984
NextEra Energy Partners LP	130,100	3,952,438
NRG Yield, Inc., Class A	173,400	2,639,148
NRG Yield, Inc., Class C	173,400	2,703,306
Pattern Energy Group, Inc. (c)	103,500	2,377,395

		14,247,271
Multi-Utilities — 22.0%
CMS Energy Corp. (b)(c)	446,300	20,467,318
Dominion Resources, Inc. (c)	215,100	16,762,741
DTE Energy Co. (c)	44,214	4,382,492
National Grid PLC	184,900	2,719,029
NiSource, Inc. (c)	133,900	3,551,028
NorthWestern Corp. (c)	45,792	2,888,101
Public Service Enterprise Group, Inc. (c)	241,056	11,235,620
Sempra Energy (c)	83,800	9,554,876
Veolia Environnement SA	101,800	2,198,342
WEC Energy Group, Inc. (c)	70,600	4,610,180

		78,369,727
Oil, Gas & Consumable Fuels — 18.9%
Antero Midstream Partners LP	78,200	2,179,434
Columbia Pipeline Group, Inc. (a)	123,900	3,158,211
Columbia Pipeline Partners LP (c)	76,300	1,144,500
Delek Logistics Partners LP (c)	29,700	793,287
Dominion Midstream Partners LP	289,900	8,154,887
Enbridge, Inc. (c)	96,200	4,075,032
Energy Transfer Partners LP (c)	42,296	1,610,209
Enterprise Products Partners LP (c)	177,354	5,189,378
EQT Midstream Partners LP (c)	28,600	2,296,580
GasLog Partners LP	5,100	96,798
Genesis Energy LP	114,869	4,407,524
Magellan Midstream Partners LP (c)	59,300	4,506,800
MPLX LP (c)	108,119	3,636,042
ONEOK Partners LP (c)	62,545	2,505,553

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	8,300	$393,835
Phillips 66 Partners LP	42,300	2,363,301
Plains All American Pipeline LP (c)	87,570	2,407,299
Rose Rock Midstream LP	20,800	548,912
Shell Midstream Partners LP (c)	270,810	9,150,670
Sunoco Logistics Partners LP (c)	78,800	2,265,500
Targa Resources Corp. (c)	15,800	665,812
Tesoro Logistics LP (c)	33,658	1,667,081
Valero Energy Partners LP (c)	36,300	1,706,463
Western Gas Partners LP (c)	18,814	948,226
Williams Partners LP (c)	39,815	1,379,192

		67,250,526
Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp. (b)(c)	53,300	6,055,413
Crown Castle International Corp. (c)	51,100	5,183,073

		11,238,486
Road & Rail — 0.3%
East Japan Railway Co.	9,900	917,466
Transportation Infrastructure — 15.2%
Abertis Infraestructuras SA	401,400	5,931,750
Aeroports de Paris	38,400	4,207,529
Atlantia SpA	489,884	12,239,778
China Merchants Holdings International Co. Ltd.	250,000	669,250
Flughafen Zuerich AG	32,500	5,751,557
Fraport AG Frankfurt Airport Services Worldwide	29,100	1,558,047
Groupe Eurotunnel SE	358,200	3,783,575
Japan Airport Terminal Co. Ltd. (d)	63,500	2,303,860
Sydney Airport (e)	1,491,766	7,789,486
Transurban Group (e)	1,119,600	10,083,992

		54,318,824
Water Utilities — 3.8%
American Water Works Co., Inc. (c)	158,900	13,428,639
Total Long-Term Investments
(Cost — $271,981,923) — 99.5%		354,568,605

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (f)(g)	5,911,111	5,911,111
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.59% (f)(g)(h)	$887	887,226
Total Short-Term Securities
(Cost — $6,798,337) — 1.9%		6,798,337
Total Investments Before Options Written
(Cost — $278,780,260) — 101.4%		361,366,942

Options Written
(Premiums Received — $2,623,021) — (1.4)%		(5,036,675)
Total Investments Net of Options Written — 100.0%		356,330,267
Liabilities in Excess of Other Assets — 0.0%		(129,143)

Net Assets — 100.0%		$356,201,124

See Notes to Financial Statements.

100	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(d)	Security, or a portion of security, is on loan.

(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2015	Net Activity	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,391,615	(2,480,504)	5,911,111	$5,911,111	$17,285
BlackRock Liquidity Series, LLC Money Market Series	—	—	$ 887,226	$ 887,226	$ 9,759	[1]
Total				$6,798,337	$27,044

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.

(h)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
American Tower Corp.	Call	7/01/16	USD	107.00	56	$(34,720)
Enterprise Products Partners LP	Call	7/01/16	USD	28.50	54	(4,050)
Eversource Energy	Call	7/01/16	USD	57.60	142	(32,672)
Verizon Communications, Inc.	Call	7/01/16	USD	50.50	33	(17,242)
Delek Logistics Partners LP	Call	7/06/16	USD	27.01	51	(3,131)
American Tower Corp.	Call	7/08/16	USD	107.00	56	(33,320)
Enterprise Products Partners LP	Call	7/08/16	USD	28.00	94	(12,455)
Enterprise Products Partners LP	Call	7/08/16	USD	28.50	162	(14,985)
Verizon Communications, Inc.	Call	7/08/16	USD	50.50	32	(16,720)
Crown Castle International Corp.	Call	7/15/16	USD	95.00	38	(24,320)
Dominion Resources, Inc.	Call	7/15/16	USD	72.50	282	(152,280)
DTE Energy Co.	Call	7/15/16	USD	95.00	100	(43,500)
Duke Energy Corp.	Call	7/15/16	USD	80.00	311	(181,935)
Enbridge, Inc.	Call	7/15/16	USD	42.50	168	(11,340)
Energy Transfer Partners LP	Call	7/15/16	USD	39.00	66	(4,785)
Enterprise Products Partners LP	Call	7/15/16	USD	28.00	94	(13,395)
EQT Midstream Partners LP	Call	7/15/16	USD	75.00	50	(28,000)
Exelon Corp.	Call	7/15/16	USD	35.00	268	(38,860)
Magellan Midstream Partners LP	Call	7/15/16	USD	72.50	103	(40,685)
MPLX LP	Call	7/15/16	USD	35.00	126	(5,040)
NiSource, Inc.	Call	7/15/16	USD	25.00	233	(34,950)
ONEOK Partners LP	Call	7/15/16	USD	40.00	146	(14,600)
Pinnacle West Capital Corp.	Call	7/15/16	USD	72.90	164	(134,067)
Plains All American Pipeline LP	Call	7/15/16	USD	27.00	77	(7,892)
Sempra Energy	Call	7/15/16	USD	110.00	117	(47,970)
Shell Midstream Partners LP	Call	7/15/16	USD	35.00	423	(14,805)
Targa Resources Corp.	Call	7/15/16	USD	44.00	55	(3,850)
Tesoro Logistics LP	Call	7/15/16	USD	50.00	59	(5,458)
Valero Energy Partners LP	Call	7/15/16	USD	45.00	64	(15,520)
Williams Partners LP	Call	7/15/16	USD	32.50	70	(18,375)
American Tower Corp.	Call	7/22/16	USD	109.00	74	(36,630)
American Water Works Co., Inc.	Call	7/22/16	USD	74.00	145	(152,725)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	101

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Enterprise Products Partners LP	Call	7/22/16	USD	28.00	108	$(15,390)
Verizon Communications, Inc.	Call	7/22/16	USD	51.00	33	(14,932)
Dominion Resources, Inc.	Call	7/27/16	USD	71.10	283	(194,510)
Edison International	Call	7/29/16	USD	74.00	187	(73,906)
Enterprise Products Partners LP	Call	7/29/16	USD	28.50	108	(13,500)
Verizon Communications, Inc.	Call	7/29/16	USD	52.00	147	(54,390)
Exelon Corp.	Call	8/01/16	USD	35.50	150	(9,150)
Sempra Energy	Call	8/01/16	USD	112.01	116	(39,381)
NorthWestern Corp.	Call	8/02/16	USD	63.76	80	(4,240)
Verizon Communications, Inc.	Call	8/05/16	USD	55.00	33	(4,191)
Eversource Energy	Call	8/08/16	USD	55.50	141	(67,818)
Exelon Corp.	Call	8/08/16	USD	35.00	299	(49,984)
NorthWestern Corp.	Call	8/10/16	USD	63.76	80	(5,200)
American Water Works Co., Inc.	Call	8/12/16	USD	78.02	148	(96,052)
CMS Energy Corp.	Call	8/12/16	USD	43.75	693	(148,544)
Delek Logistics Partners LP	Call	8/15/16	USD	27.00	52	(8,658)
Duke Energy Corp.	Call	8/17/16	USD	82.60	309	(99,483)
Columbia Pipeline Partners LP	Call	8/19/16	USD	15.00	90	(8,100)
DTE Energy Co.	Call	8/19/16	USD	100.00	64	(11,200)
Edison International	Call	8/19/16	USD	77.50	195	(41,925)
Enbridge, Inc.	Call	8/19/16	USD	42.50	168	(23,100)
EQT Midstream Partners LP	Call	8/19/16	USD	80.00	50	(16,500)
MPLX LP	Call	8/19/16	USD	35.00	252	(27,090)
Pattern Energy Group, Inc.	Call	8/19/16	USD	22.50	226	(32,205)
Plains All American Pipeline LP	Call	8/19/16	USD	27.50	76	(10,450)
Public Service Enterprise Group, Inc.	Call	8/19/16	USD	45.00	161	(36,225)
Sunoco Logistics Partners LP	Call	8/19/16	USD	29.00	75	(9,562)
WEC Energy Group, Inc.	Call	8/19/16	USD	65.00	275	(41,250)
Western Gas Partners LP	Call	8/19/16	USD	55.00	65	(5,525)
Public Service Enterprise Group, Inc.	Call	9/16/16	USD	45.00	100	(23,500)
Spire, Inc.	Call	9/16/16	USD	70.00	95	(13,300)
Total						$(2,399,538)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
El Paso Electric Co.	Call	Goldman Sachs International	7/05/16	USD	45.48	12,900	$(23,269)
East Japan Railway Co.	Call	Morgan Stanley & Co. International PLC	7/06/16	JPY	10,079.97	3,500	(729)
EDP Renovaveis SA	Call	UBS AG	7/06/16	EUR	6.72	13,200	(1,657)
NextEra Energy Partners LP	Call	Goldman Sachs International	7/06/16	USD	28.40	22,500	(44,676)
Public Service Enterprise Group, Inc.	Call	Goldman Sachs International	7/06/16	USD	44.69	9,900	(19,063)
Snam SpA	Call	Credit Suisse International	7/06/16	EUR	5.21	140,000	(30,043)
Sydney Airport	Call	UBS AG	7/06/16	AUD	6.67	303,000	(79,103)
Ferrovial SA	Call	Bank of America N.A.	7/07/16	EUR	19.31	75,900	(68)
New Jersey Resources Corp.	Call	Citibank N.A.	7/07/16	USD	36.15	10,000	(24,067)
NiSource, Inc.	Call	Morgan Stanley & Co. International PLC	7/07/16	USD	24.27	23,500	(52,868)
Xcel Energy, Inc.	Call	Barclays Bank PLC	7/07/16	USD	40.44	16,000	(69,538)
ONEOK Partners LP	Call	UBS AG	7/11/16	USD	36.47	7,200	(26,958)
CMS Energy Corp.	Call	Bank of America N.A.	7/12/16	USD	41.00	32,400	(157,676)
EDP Renovaveis SA	Call	Bank of America N.A.	7/12/16	EUR	6.69	23,500	(4,127)
Snam SpA	Call	Goldman Sachs International	7/12/16	EUR	5.21	60,300	(13,565)
Transurban Group	Call	Bank of America N.A.	7/12/16	AUD	12.16	95,000	(10,958)
Valero Energy Partners LP	Call	Bank of America N.A.	7/12/16	USD	48.78	6,300	(2,680)
American Water Works Co., Inc.	Call	UBS AG	7/13/16	USD	77.24	26,300	(191,675)
Dominion Midstream Partners LP	Call	Credit Suisse International	7/13/16	USD	29.08	14,100	(6,052)
Enel SpA	Call	UBS AG	7/13/16	EUR	4.12	73,000	(3,285)
Ferrovial SA	Call	UBS AG	7/13/16	EUR	19.19	75,900	(1,089)
Groupe Eurotunnel SE	Call	Morgan Stanley & Co. International PLC	7/13/16	EUR	11.83	89,500	(2,286)
Abertis Infraestructuras SA	Call	UBS AG	7/14/16	EUR	13.89	113,400	(16,862)
Aeroports de Paris	Call	Credit Suisse International	7/14/16	EUR	109.51	5,200	(274)
Fraport AG Frankfurt Airport Services Worldwide	Call	UBS AG	7/14/16	EUR	52.89	10,200	(936)

See Notes to Financial Statements.

102	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
National Grid PLC	Call	UBS AG	7/14/16	GBP	10.15	64,800	$(78,093)
Crown Castle International Corp.	Call	Citibank N.A.	7/19/16	USD	91.57	4,000	(39,436)
EDP Renovaveis SA	Call	Bank of America N.A.	7/19/16	EUR	6.69	23,500	(4,666)
Phillips 66 Partners LP	Call	Bank of America N.A.	7/19/16	USD	53.98	7,400	(20,834)
American Electric Power Co., Inc.	Call	Barclays Bank PLC	7/20/16	USD	67.53	11,000	(28,867)
New Jersey Resources Corp.	Call	Citibank N.A.	7/20/16	USD	37.50	10,000	(13,854)
Snam SpA	Call	Credit Suisse International	7/20/16	EUR	5.08	60,000	(22,191)
Sydney Airport	Call	UBS AG	7/20/16	AUD	7.25	109,700	(5,079)
Transurban Group	Call	UBS AG	7/20/16	AUD	12.12	95,000	(16,062)
Dominion Resources, Inc.	Call	Goldman Sachs International	7/21/16	USD	72.16	18,700	(108,686)
PPL Corp.	Call	Morgan Stanley & Co. International PLC	7/21/16	USD	38.75	40,400	(8,517)
SBA Communications Corp., Class A	Call	Barclays Bank PLC	7/21/16	USD	101.23	8,000	(56,723)
Vinci SA	Call	UBS AG	7/21/16	EUR	64.58	6,500	(7,515)
China Merchants Holdings International Co. Ltd.	Call	JPMorgan Chase Bank N.A.	7/22/16	HKD	22.15	44,000	(962)
Genesis Energy LP	Call	Bank of America N.A.	7/25/16	USD	38.00	20,000	(28,988)
Sunoco Logistics Partners LP	Call	UBS AG	7/25/16	USD	27.45	20,000	(35,951)
Antero Midstream Partners LP	Call	UBS AG	7/26/16	USD	26.47	13,600	(30,876)
EDP Renovaveis SA	Call	Morgan Stanley & Co. International PLC	7/26/16	EUR	6.93	18,000	(1,790)
Exelon Corp.	Call	Morgan Stanley & Co. International PLC	7/26/16	USD	35.44	35,600	(43,820)
NextEra Energy Partners LP	Call	UBS AG	7/26/16	USD	29.17	23,000	(33,656)
NextEra Energy, Inc.	Call	Citibank N.A.	7/26/16	USD	129.50	18,500	(46,657)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	7/26/16	USD	45.44	32,100	(45,055)
Veolia Environnement SA	Call	Morgan Stanley & Co. International PLC	7/26/16	EUR	20.84	25,700	(3,077)
CMS Energy Corp.	Call	Deutsche Bank AG	7/27/16	USD	45.14	21,500	(26,705)
American Electric Power Co., Inc.	Call	Deutsche Bank AG	7/28/16	USD	64.64	22,800	(125,775)
Dominion Midstream Partners LP	Call	Bank of America N.A.	7/28/16	USD	30.10	16,900	(8,075)
Pattern Energy Group, Inc.	Call	Deutsche Bank AG	7/29/16	USD	21.68	13,600	(21,908)
Abertis Infraestructuras SA	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	13.86	34,000	(7,410)
Aeroports de Paris	Call	Morgan Stanley & Co. International PLC	8/02/16	EUR	109.35	3,700	(695)
Atlantia SpA	Call	Credit Suisse International	8/02/16	EUR	24.13	50,000	(8,684)
Atlantia SpA	Call	UBS AG	8/02/16	EUR	22.22	71,200	(42,771)
Crown Castle International Corp.	Call	Bank of America N.A.	8/02/16	USD	101.37	10,000	(15,556)
Dominion Midstream Partners LP	Call	Deutsche Bank AG	8/02/16	USD	27.51	15,000	(21,893)
EDP Renovaveis SA	Call	Credit Suisse International	8/02/16	EUR	7.12	13,300	(822)
Enel SpA	Call	Credit Suisse International	8/02/16	EUR	4.25	91,600	(4,412)
NextEra Energy, Inc.	Call	Deutsche Bank AG	8/03/16	USD	124.50	19,000	(115,812)
Sydney Airport	Call	JPMorgan Chase Bank N.A.	8/03/16	AUD	7.39	109,700	(4,286)
Public Service Enterprise Group, Inc.	Call	UBS AG	8/05/16	USD	45.49	16,200	(28,123)
Xcel Energy, Inc.	Call	Citibank N.A.	8/08/16	USD	42.35	16,000	(42,063)
Atlantia SpA	Call	Morgan Stanley & Co. International PLC	8/09/16	EUR	22.61	50,000	(40,393)
EDP Renovaveis SA	Call	Morgan Stanley & Co. International PLC	8/09/16	EUR	6.72	14,100	(3,498)
Enel SpA	Call	Credit Suisse International	8/09/16	EUR	3.95	78,700	(15,443)
Iberdrola SA	Call	Credit Suisse International	8/09/16	EUR	6.11	33,000	(5,178)
Transurban Group	Call	UBS AG	8/09/16	AUD	12.14	106,100	(25,690)
NextEra Energy, Inc.	Call	Morgan Stanley & Co. International PLC	8/10/16	USD	130.01	21,600	(44,762)
Dominion Midstream Partners LP	Call	Bank of America N.A.	8/11/16	USD	30.18	19,500	(17,598)
Enel SpA	Call	Goldman Sachs International	8/11/16	EUR	4.03	40,000	(5,381)
Magellan Midstream Partners LP	Call	Morgan Stanley & Co. International PLC	8/11/16	USD	73.80	10,400	(35,732)
Williams Partners LP	Call	Bank of America N.A.	8/12/16	USD	33.50	6,900	(17,409)
EDP Renovaveis SA	Call	Credit Suisse International	8/16/16	EUR	6.79	14,000	(3,135)
Energy Transfer Partners LP	Call	Citibank N.A.	8/16/16	USD	38.50	8,200	(11,676)
Sempra Energy	Call	Bank of America N.A.	8/16/16	USD	109.40	6,000	(30,153)
Tesoro Logistics LP	Call	Deutsche Bank AG	8/16/16	USD	48.00	5,800	(16,559)
Antero Midstream Partners LP	Call	Bank of America N.A.	8/17/16	USD	26.70	13,700	(31,399)
Iberdrola SA	Call	Deutsche Bank AG	8/17/16	EUR	5.89	36,500	(13,762)
Shell Midstream Partners LP	Call	Citibank N.A.	8/18/16	USD	34.35	10,700	(16,521)
Phillips 66 Partners LP	Call	Credit Suisse International	8/22/16	USD	55.34	7,400	(13,225)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	103

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
China Merchants Holdings International Co. Ltd.	Call	JPMorgan Chase Bank N.A.	8/23/16	HKD	21.17	44,000	$(4,447)
Flughafen Zuerich AG	Call	Morgan Stanley & Co. International PLC	8/23/16	CHF	174.42	6,000	(26,910)
Vinci SA	Call	Goldman Sachs International	8/23/16	EUR	66.03	7,800	(10,754)
Transurban Group	Call	Citibank N.A.	8/24/16	AUD	12.03	95,700	(31,344)
Dominion Midstream Partners LP	Call	Bank of America N.A.	8/25/16	USD	29.50	15,000	(20,419)
Genesis Energy LP	Call	UBS AG	8/25/16	USD	37.70	20,000	(39,585)
Veolia Environnement SA	Call	Morgan Stanley & Co. International PLC	8/25/16	EUR	19.80	10,000	(7,023)
CMS Energy Corp.	Call	Deutsche Bank AG	8/29/16	USD	43.82	33,000	(74,406)
Dominion Midstream Partners LP	Call	Bank of America N.A.	9/08/16	USD	29.60	20,900	(32,725)
Shell Midstream Partners LP	Call	Deutsche Bank AG	9/12/16	USD	33.26	41,700	(102,161)
Total							$(2,637,137)

Transactions in Options Written for the Period Ended June 30, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	3,321,328	$2,174,098	—	—
Options written	12,544,469	9,965,123	—	—
Options exercised	(133)	(13,502)	—	—
Options expired	(5,273,624)	(2,886,552)	—	—
Options closed	(7,309,868)	(6,616,146)	—	—

Outstanding options at end of year	3,282,172	$2,623,021	—	—

As of period end, the value of portfolio securities subject to covered call options written was $117,540,814.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$5,036,675	—	—	$5,036,675

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Options written	—	—	$(3,154,907)	—	—	$(3,154,907)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(1,695,678)	—	—	$(1,695,678)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$4,711,363

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

104	SEMI-ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$5,036,675

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,399,538)

Total derivative assets and liabilities subject to an MNA	—	$2,637,137

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$403,331	—	—	—	$403,331
Barclays Bank PLC	155,128	—	—	—	155,128
Citibank N.A.	225,618	—	$(225,618)	—	—
Credit Suisse International	109,459	—	(109,459)	—	—
Deutsche Bank AG	564,036	—	(342,784)	—	221,252
Goldman Sachs International	225,394	—	(225,394)	—	—
JPMorgan Chase Bank N.A.	9,695	—	—	—	9,695
Morgan Stanley & Co. International PLC	279,510	—	(279,510)	—	—
UBS AG	664,966	—	(563,846)	—	101,120
Total	$2,637,137	—	$(1,746,611)	—	$890,526

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	—	$11,371,734	—	$11,371,734
Diversified Telecommunication Services	$6,867,930	—	—	6,867,930
Electric Utilities	82,516,258	5,456,603	—	87,972,861
Gas Utilities	4,138,366	4,446,775	—	8,585,141
Independent Power and Renewable Electricity Producers	11,672,287	2,574,984	—	14,247,271
Multi-Utilities	73,452,356	4,917,371	—	78,369,727
Oil, Gas & Consumable Fuels	67,250,526	—	—	67,250,526
Real Estate Investment Trusts (REITs)	11,238,486	—	—	11,238,486
Road & Rail	—	917,466	—	917,466
Transportation Infrastructure	—	54,318,824	—	54,318,824
Water Utilities	13,428,639	—	—	13,428,639
Short-Term Securities	5,911,111	887,226	—	6,798,337

Total	$276,475,959	$84,890,983	—	$361,366,942

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	105

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,280,017)	$(3,756,658)	—	$(5,036,675)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/ or liabilities in which the fair value approximates the carrying amount for financial statements purposes. As of period end, such assets and/ or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$35,532	—	—	$35,532
Foreign currency at value	11,895	—	—	11,895
Liabilities:
Collateral on securities loaned at value	—	$(887,226)	—	(887,226)

Total	$47,427	$(887,226)	—	$(839,799)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

106	SEMI-ANNUAL REPORT	JUNE 30, 2016

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Assets
Investments at value — unaffiliated[1,2]	$445,417,891	$616,496,525	$1,652,094,925	$930,582,175	$272,191,512
Investments at value — affiliated[3]	21,613,354	9,391,637	11,882,407	16,747,095	9,742,676
Cash pledged as collateral for OTC derivatives	—	420,000	98,000	—	—
Foreign currency at value[4]	9,619	1,881	1,695	888,290	1,088
Receivables:
Investments sold	—	12,729,293	11,020,356	2,444,017	2,191,011
Options written	301,697	475,769	1,282,420	777,830	210,161
Dividends — unaffiliated	485,287	509,668	2,976,605	2,093,397	287,199
Dividends — affiliated	3,142	4,877	1,867	4,146	4,718
Securities lending income — affiliated	—	—	—	4,316	142
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	109,407	—
Prepaid offering costs	—	—	—	—	32,130
Other assets	15,668	23,385	52,201	48,040	13,272

Total assets	467,846,658	640,053,035	1,679,410,476	953,698,713	284,673,909

Liabilities
Bank overdraft	4,868	—	1,790	—	—
Options written at value[5]	6,247,202	6,439,419	22,729,496	12,825,445	2,593,549
Collateral on securities loaned at value	—	—	—	1,705,953	156,732
Payables:
Investments purchased	—	3,806,474	4,192,076	10,489,821	2,357,618
Options written	529,957	385,543	2,338,085	548,759	192,702
Income dividends	204,118	311,510	323,759	241,022	—
Investment advisory fees	426,194	437,965	1,036,552	725,262	226,734
Officer’s and Trustees’ fees	425,150	137,421	779,228	602,311	26,292
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	45,617	—
Other accrued expenses payable	164,066	240,046	325,554	245,891	92,350

Total liabilities	8,001,555	11,758,378	31,726,540	27,430,081	5,645,977

Net Assets	$459,845,103	$628,294,657	$1,647,683,936	$926,268,632	$279,027,932

Net Assets Consist of
Paid-in capital	$636,945,433	$689,310,753	$1,468,888,354	$943,069,418	$198,059,735
Distributions in excess of net investment income	(11,948,206)	(23,863,063)	(37,650,903)	(40,931,857)	(10,361,612)
Accumulated net realized gain (loss)	(171,359,122)	(42,178,311)	(111,293,238)	(53,473,150)	14,508,331
Net unrealized appreciation (depreciation)	6,206,998	5,025,278	327,739,723	77,604,221	76,821,478

Net Assets	$459,845,103	$628,294,657	$1,647,683,936	$926,268,632	$279,027,932

Net asset value[6,7]	$15.42	$14.24	$8.72	$13.33	$33.84

[1] Investments at cost — unaffiliated	$437,147,378	$611,285,803	$1,317,068,048	$850,888,198	$194,918,126
[2] Securities loaned at value	—	—	—	$1,582,304	$153,156
[3] Investments at cost — affiliated	$21,613,354	$9,391,637	$11,882,407	$16,747,095	$9,742,676
[4] Foreign currency at cost	$9,623	$9,142	$1,756	$890,478	$1,157
[5] Premiums received	$4,182,881	$6,261,237	$15,445,785	$10,702,576	$2,147,026
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	188,978,322	69,483,161	8,246,580
[7] Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	107

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2,3]	$675,638,466	$910,966,756	$423,301,471	$354,568,605
Investments at value — affiliated[4]	21,785,695	16,748,912	3,722,803	6,798,337
Cash	773,605	12,011	—	35,532
Cash pledged:
Collateral — exchange traded options written	6,219,000	—	2,066,662	—
Collateral — OTC derivatives	5,162,619	—	1,550,000	—
Futures contracts	639,000	—	—	—
Foreign currency at value[5]	1,035,172	40,658	54,490	11,895
Receivables:
Investments sold	24,065,470	33,662,865	1,943,344	1,281,360
Options written	619,482	620,323	333,283	323,013
Dividends — unaffiliated	2,565,884	1,833,082	283,099	877,047
Dividends — affiliated	10,251	5,450	476	2,163
Variation margin on futures contracts	127,350	—	—	—
Securities lending income — affiliated	—	528	5,026	1,612
Other assets	39,192	46,462	14,459	12,013

Total assets	738,681,186	963,937,047	433,275,113	363,911,577

Liabilities
Options written at value[6]	11,613,738	10,733,252	4,379,867	5,036,675
Collateral on securities loaned at value	—	1,337,693	1,763,760	887,226
Payables:
Investments purchased	25,100,645	32,447,632	3,414,956	556,511
Options written	451,133	994,220	378,302	664,941
Income dividends	324,027	307,770	106,821	143,593
Investment advisory fees	523,573	739,502	277,832	284,726
Officer’s and Trustees’ fees	533,659	314,015	11,888	8,057
Other accrued expenses payable	222,215	369,954	199,698	128,724

Total liabilities	38,768,990	47,244,038	10,533,124	7,710,453

Net Assets	$699,912,196	$916,693,009	$422,741,989	$356,201,124

Net Assets Consist of
Paid-in capital	$1,290,672,026	$1,386,290,465	$400,387,105	$288,195,604
Distributions in excess of net investment income	(30,589,796)	(22,879,600)	(13,145,322)	(5,595,269)
Accumulated net realized loss	(561,065,110)	(540,591,159)	(31,876,447)	(6,560,715)
Net unrealized appreciation (depreciation)	895,076	93,873,303	67,376,653	80,161,504

Net Assets	$699,912,196	$916,693,009	$422,741,989	$356,201,124

Net asset value[7]	$6.36	$9.25	$18.78	$21.07

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$671,337,710	$814,963,452	$355,837,192	$271,981,923
[3] Securities loaned at value	—	$1,236,801	$1,772,033	$856,238
[4] Investments at cost — affiliated	$21,785,695	$16,748,912	$3,722,803	$6,798,337
[5] Foreign currency at cost	$1,034,873	$43,325	$54,479	$11,993
[6] Premiums received	$8,059,417	$8,605,466	$4,290,822	$2,623,021
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	109,989,277	99,059,784	22,507,592	16,906,964

See Notes to Financial Statements.

108	SEMI-ANNUAL REPORT	JUNE 30, 2016

Statements of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Investment Income
Dividends — unaffiliated	$7,179,374	$5,670,641	$22,870,485	$12,008,825	$1,711,934
Foreign taxes withheld	(270,385)	(33,574)	(182,183)	(1,049,144)	(24,437)
Dividends — affiliated	17,629	36,416	14,435	56,835	26,637
Securities lending — affiliated — net	1,031	689	16	14,337	1,512

Total income	6,927,649	5,674,172	22,702,753	11,030,853	1,715,646

Expenses
Investment advisory	2,523,366	2,650,794	6,352,932	4,588,333	1,349,929
Transfer agent	56,806	44,552	112,980	72,803	25,065
Custodian	54,484	89,245	110,126	125,226	57,856
Offering costs	—	—	—	—	48,043
Professional	47,742	101,267	86,026	75,239	45,326
Officer and Trustees	46,875	37,891	124,712	85,418	15,172
Printing	11,108	14,241	30,892	20,326	8,759
Registration	5,620	8,281	35,580	13,041	5,444
Insurance	1,465	3,255	21,857	3,353	1,043
Miscellaneous	18,781	9,069	7,516	54,365	15,457

Total expenses	2,766,247	2,958,595	6,882,621	5,038,104	1,572,094
Less fees waived by the Manager	(108,436)	(6,779)	(201,322)	(239,935)	(4,978)

Total expenses after fees waived	2,657,811	2,951,816	6,681,299	4,798,169	1,567,116

Net investment income	4,269,838	2,722,356	16,021,454	6,232,684	148,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(57,099,138)	(38,016,188)	31,686,546	(15,302,419)	10,692,572
Options written	(828,296)	5,303,228	(7,883,565)	10,629,203	1,401,979
Foreign currency transactions	(277,969)	1,021	(68,490)	(59,004)	7,173

	(58,205,403)	(32,711,939)	23,734,491	(4,732,220)	12,101,724

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	115,023,888	19,993,708	28,001,424	(19,293,624)	(21,451,770)
Options written	(4,407,470)	(1,728,400)	(10,630,720)	(5,915,951)	(291,746)
Foreign currency translations	2,105	(309)	926	98,955	(2,292)

	110,618,523	18,264,999	17,371,630	(25,110,620)	(21,745,808)

Net realized and unrealized gain (loss)	52,413,120	(14,446,940)	41,106,121	(29,842,840)	(9,644,084)

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,682,958	$(11,724,584)	$57,127,575	$(23,610,156)	$(9,495,554)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	109

Statements of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Investment Income
Dividends — unaffiliated	$12,369,763	$13,299,521	$2,277,146	$6,812,591
Foreign taxes withheld	(1,526,449)	(681,852)	(90,939)	(227,666)
Dividends — affiliated	144,619	31,123	4,807	17,285
Securities lending — affiliated — net	15,998	33,277	18,214	9,759
Total income	11,003,931	12,682,069	2,209,228	6,611,969

Expenses
Investment advisory	3,538,607	4,211,006	2,054,281	1,668,942
Custodian	110,112	113,051	73,593	63,096
Professional	66,443	73,775	56,026	48,299
Transfer agent	70,198	62,200	25,978	29,564
Officer and Trustees	78,286	57,361	20,001	15,278
Printing	16,874	17,582	5,128	9,072
Insurance	2,594	10,838	1,462	1,111
Registration	20,644	19,569	4,504	4,642
Miscellaneous	63,019	37,057	20,888	30,391

Total expenses	3,966,777	4,602,439	2,261,861	1,870,395
Less fees waived by the Manager	(380,651)	(5,825)	(411,718)	(3,216)

Total expenses after fees waived	3,586,126	4,596,614	1,850,143	1,867,179

Net investment income	7,417,805	8,085,455	359,085	4,744,790

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(34,846,316)	(115,077,280)	(7,407,373)	4,747,338
Options written	12,722,468	(17,366,330)	2,488,920	(3,154,907)
Financial futures contracts	6,314,451	—	—	—
Foreign currency transactions	(133,476)	34,230	(92,646)	(16,892)

	(15,942,873)	(132,409,380)	(5,011,099)	1,575,539

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(17,568,269)[2]	248,404,571	(1,019,198)	34,104,808
Options written	(6,070,479)	(3,800,650)	(1,558,348)	(1,695,678)
Futures contracts	279,332	—	—	—
Foreign currency translations	(20,962)	22,216	(741)	(1,091)

	(23,380,378)	244,626,137	(2,578,287)	32,408,039

Net realized and unrealized gain (loss)	(39,323,251)	112,216,757	(7,589,386)	33,983,578

Net Increase (Decrease) in Net Assets Resulting from Operations	$(31,905,446)	$120,302,212	$(7,230,301)	$38,728,368

[1] Consolidated Statement of Operations.
[2] Net of $143,706 foreign capital gain tax.

See Notes to Financial Statements.

110	SEMI-ANNUAL REPORT	JUNE 30, 2016

Statements of Changes in Net Assets

	BlackRock Energy and Resources Trust (BGR)		BlackRock Enhanced Capital and Income Fund, Inc. (CII)
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$4,269,838	$8,686,290	$2,722,356	$4,876,418
Net realized gain (loss)	(58,205,403)	(105,484,599)	(32,711,939)	155,685,181
Net change in unrealized appreciation/depreciation	110,618,523	(70,456,190)	18,264,999	(132,503,358)

Net increase (decrease) in net assets resulting from operations	56,682,958	(167,254,499)	(11,724,584)	28,058,241

Distributions to Shareholders
From net investment income	(15,819,353)[1]	(8,567,540)[2]	(26,472,840)[1]	(6,318,821)[2]
From net realized gains	—	—	—	(46,626,859)[2]
From return of capital	—	(36,005,387)[2]	—	—

Decrease in net assets resulting from distributions to shareholders	(15,819,353)	(44,572,927)	(26,472,840)	(52,945,680)

Capital Share Transactions
Reinvestment of dividends	—	1,205,970	—	—

Net Assets
Total increase (decrease) in net assets	40,863,605	(210,621,456)	(38,197,424)	(24,887,439)
Beginning of period	418,981,498	629,602,954	666,492,081	691,379,520

End of period	$459,845,103	$418,981,498	$628,294,657	$666,492,081

Distributions in excess of net investment income, end of period	$(11,948,206)	$(398,691)	$(23,863,063)	$(112,579)

[1]	A portion of the distributions from net investment income maybe deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	111

Statements of Changes in Net Assets

	BlackRock Enhanced Equity Dividend Trust (BDJ)		BlackRock Global Opportunities Equity Trust (BOE)
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$16,021,454	$31,195,998	$6,232,684	$7,638,770
Net realized gain (loss)	23,734,491	31,480,464	(4,732,220)	29,095,008
Net change in unrealized appreciation/depreciation	17,371,630	(60,335,311)	(25,110,620)	(26,224,116)

Net increase (decrease) in net assets resulting from operations	57,127,575	2,341,151	(23,610,156)	10,509,662

Distributions to Shareholders
From net investment income	(52,951,726)[1]	(31,248,083)[2]	(40,439,200)[1]	(11,517,508)[2]
Distributions in excess of net investment income	—	—	—	(7,284,361)[2]
From return of capital	—	(74,655,369)[2]	—	(62,076,530)[2]

Decrease in net assets resulting from distributions to shareholders	(52,951,726)	(105,903,452)	(40,439,200)	(80,878,399)

Net Assets
Total increase (decrease) in net assets	4,175,849	(103,562,301)	(64,049,356)	(70,368,737)
Beginning of period	1,643,508,087	1,747,070,388	990,317,988	1,060,686,725

End of period	$1,647,683,936	$1,643,508,087	$926,268,632	$990,317,988

Distributions in excess of net investment income, end of period	$(37,650,903)	$(720,631)	$(40,931,857)	$(6,725,341)

[1]	A portion of the distributions from net investment income maybe deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

112	SEMI-ANNUAL REPORT	JUNE 30, 2016

Statements of Changes in Net Assets

	BlackRock Health Sciences Trust (BME)		BlackRock International Growth and Income Trust (BGY)
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income (loss)	$148,530	$(443,773)	$7,417,805	$9,034,062
Net realized gain (loss)	12,101,724	51,654,340	(15,942,873)	(7,249,095)
Net change in unrealized appreciation/depreciation	(21,745,808)	(17,934,847)	(23,380,378)	(9,508,537)

Net increase (decrease) in net assets resulting from operations	(9,495,554)	33,275,720	(31,905,446)	(7,723,570)

Distributions to Shareholders
From net investment income	(9,878,346)[1]	(5,039,768)[2]	(32,336,847)[1]	(12,357,754)[2]
From net realized gains	—	(48,696,568)[2]	—	—
From return of capital	—	—	—	(52,315,941)[2]

Decrease in net assets resulting from distributions to shareholders	(9,878,346)	(53,736,336)	(32,336,847)	(64,673,695)

Capital Share Transactions
Net proceeds from the issuance of shares	—	10,367,053	—	—
Reinvestment of distributions	871,872	4,520,259	—	—

Net increase in net assets derived from shares transactions	871,872	14,887,312	—	—

Net Assets
Total decrease in net assets	(18,502,028)	(5,573,304)	(64,242,293)	(72,397,265)
Beginning of period	297,529,960	303,103,264	764,154,489	836,551,754

End of period	$279,027,932	$297,529,960	$699,912,196	$764,154,489

Distributions in excess of net investment income, end of period	$(10,361,612)	$(631,796)	$(30,589,796)	$(5,670,754)

[1]	A portion of the distributions from net investment income maybe deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	113

Statements of Changes in Net Assets

	BlackRock Resources & Commodities Strategy Trust (BCX)[1]		BlackRock Science and Technology Trust (BST)
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$8,085,455	$24,601,192	$359,085	$676,774
Net realized loss	(132,409,380)	(101,358,837)	(5,011,099)	(25,812,735)
Net change in unrealized appreciation/depreciation	244,626,137	(172,541,820)	(2,578,287)	58,241,453

Net increase (decrease) in net assets resulting from operations	120,302,212	(249,299,465)	(7,230,301)	33,105,492

Distributions to Shareholders
From net investment income	(30,649,097)[2]	(24,837,338)[3]	(13,504,555)[2]	(603,909)[3]
In excess of net investment income	—	—	—	(144,770)[3]
From return of capital	—	(55,321,839)[3]	—	(26,260,431)[3]

Decrease in net assets resulting from distributions to shareholders	(30,649,097)	(80,159,177)	(13,504,555)	(27,009,110)

Net Assets
Total increase (decrease) in net assets	89,653,115	(329,458,642)	(20,734,856)	6,096,382
Beginning of period	827,039,894	1,156,498,536	443,476,845	437,380,463

End of period	$916,693,009	$827,039,894	$422,741,989	$443,476,845

Undistributed (distributions in excess of) net investment income, end of period	$(22,879,600)	$(315,958)	$(13,145,322)	$148

[1]	Consolidated Statements of Changes in Net Assets.

[2]	A portion of the distributions from net investment income maybe deemed a return of capital or net realized gain at fiscal year end.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

114	SEMI-ANNUAL REPORT	JUNE 30, 2016

Statements of Changes in Net Assets

	BlackRock Utility and Infrastructure Trust (BUI)
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$4,744,790	$7,916,511
Net realized gain	1,575,539	7,100,028
Net change in unrealized appreciation/depreciation	32,408,039	(40,550,712)

Net increase (decrease) in net assets resulting from operations	38,728,368	(25,534,173)

Distributions to Shareholders
From net investment income	(12,274,456)[1]	(7,096,542)[2]
From net realized gains	—	(9,103,053)[2]
From return of capital	—	(8,349,317)[2]

Decrease in net assets resulting from distributions to shareholders	(12,274,456)	(24,548,912)

Net Assets
Total increase (decrease) in net assets	26,453,912	(50,083,085)
Beginning of period	329,747,212	379,830,297

End of period	$356,201,124	$329,747,212

Undistributed (distributions in excess of) net investment income, end of period	$(5,595,269)	$1,934,397

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	115

Statements of Cash Flows

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$56,682,958	$(11,724,584)	$57,127,575
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	137,297,135	200,812,180	337,590,128
Purchases of long-term investments	(109,685,937)	(188,890,175)	(295,832,186)
Net (purchases) sales of short-term securities	(15,274,210)	6,410,833	1,888,537
Premiums paid on closing options written	(15,209,898)	(23,958,287)	(72,968,012)
Premiums received from options written	15,547,905	29,126,196	66,239,932
Net realized (gain) loss on investments and options written	57,927,434	32,712,960	(23,802,981)
Net unrealized gain on investments, options written and foreign currency translations	(110,615,978)	(18,265,616)	(17,370,641)
(Increase) decrease in assets:
Receivables:
Dividends receivable — unaffiliated	95,954	234,710	116,671
Dividends receivable — affiliated	(1,340)	(1,553)	2,495
Securities lending income receivable — affiliated	6,204	195	—
Other assets	(3,976)	(5,543)	(11,384)
Increase (decrease) in liabilities:
Collateral on securities loaned at value	(944,554)	—	—
Payables:
Investment advisory fees	3,470	(44,664)	(46,412)
Officer’s and Trustees’ fees	16,624	11,963	31,759
Other accrued expenses	22,957	56,781	50,508

Net cash provided by operating activities	15,864,748	26,475,396	53,015,989

Cash Used for Financing Activities
Cash dividends paid to shareholders	(15,908,879)	(26,476,012)	(53,017,857)
Increase in bank overdraft	4,868	—	1,790

Net cash used for financing activities	(15,904,011)	(26,476,012)	(53,016,067)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(440)	308	(63)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(39,703)	(308)	(141)
Cash and foreign currency at beginning of period	49,322	2,189	1,836

Cash and foreign currency at end of period	$9,619	$1,881	$1,695

See Notes to Financial Statements.

116	SEMI-ANNUAL REPORT	JUNE 30, 2016

Statements of Cash Flows (continued)

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(23,610,156)	$(9,495,554)	$(31,905,446)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	270,946,177	81,081,051	182,262,868
Purchases of long-term investments	(236,120,503)	(73,674,206)	(182,545,718)
Net (purchases) sales of short-term securities	(9,930,214)	(888,116)	18,070,755
Premiums paid on closing options written	(34,705,227)	(7,640,681)	(17,507,925)
Premiums received from options written	44,058,628	8,820,156	29,216,856
Net realized (gain) loss on investments, options written and financial futures contracts	4,673,216	(12,094,551)	22,123,848
Net unrealized loss on investments, options written and foreign currency translations	25,152,180	21,743,462	23,790,566
(Increase) decrease in assets:
Cash Pledged:
Collateral — exchange traded options written	—	—	(4,105,000)
Collateral — OTC derivatives	—	—	(1,106,000)
Futures contracts	—	—	(639,000)
Receivables:
Dividends receivable — unaffiliated	(759,010)	71,722	(1,033,338)
Dividends receivable — affiliated	(2,757)	(478)	(3,185)
Securities lending income receivable — affiliated	(3,970)	(142)	6,690
Variation margin on futures contracts	—	—	(127,350)
Prepaid offering costs	—	48,042	—
Other assets	(8,909)	(1,948)	(16,731)
Increase (decrease) in liabilities:
Collateral on securities loaned at value	1,278,403	156,732	(2,751,247)
Payables:
Investment advisory fees	(74,710)	(32,091)	(57,802)
Officer’s and Trustees’ fees	25,957	1,289	32,122
Foreign taxes	—	—	(147,618)
Other accrued expenses	37,025	(23,247)	39,802

Net cash provided by operating activities	40,956,130	8,071,440	33,597,147

Cash Used for Financing Activities
Cash dividends paid to shareholders	(40,463,844)	(9,007,390)	(32,347,088)
Net proceeds from issuance of shares	—	935,772	—

Net cash used for financing activities	(40,463,844)	(8,071,618)	(32,347,088)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(6,395)	54	(8,112)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	485,891	(124)	1,241,947
Cash and foreign currency at beginning of period	402,399	1,212	566,830

Cash and foreign currency at end of period	$888,290	$1,088	$1,808,777

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	—	$871,872	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	117

Statements of Cash Flows (concluded)

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$120,302,212	$(7,230,301)	$38,728,368
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	494,845,005	185,274,088	15,919,230
Purchases of long-term investments	(447,139,992)	(170,755,952)	(8,348,259)
Net (purchases) sales of short-term securities	(10,542,982)	(2,999,657)	1,593,278
Premiums paid on closing options written	(49,349,345)	(15,899,749)	(11,992,664)
Premiums received from options written	34,296,723	18,693,924	9,663,455
Net realized (gain) loss on investments and options written	132,443,610	4,918,453	(1,592,431)
Net unrealized (gain) loss on investments, options written and foreign currency translations	(244,603,951)	2,575,465	(32,409,187)
(Increase) decrease in assets:
Cash Pledged:
Collateral — exchange traded options written	—	(2,066,662)	—
Collateral — OTC derivatives	—	(450,000)	—
Receivables:
Dividends receivable — unaffiliated	(688,913)	(124,601)	(147,051)
Dividends receivable — affiliated	(3,122)	(148)	948
Securities lending income receivable — affiliated	(457)	(3,585)	(1,612)
Other assets	(5,668)	(2,917)	(3,131)
Increase (decrease) in liabilities:
Collateral on securities loaned at value	1,302,004	1,644,760	887,226
Payables:
Investment advisory fees	39,591	(24,102)	12,589
Officer’s and Trustees’ fees	3,016	(1,575)	(1,677)
Other accrued expenses	16,453	(16,150)	(3,815)

Net cash provided by operating activities	30,914,184	13,531,291	12,305,267

Cash Used for Financing Activities
Cash dividends paid to shareholders	(30,613,799)	(13,567,484)	(12,281,650)
Decrease in bank overdraft on foreign currency at value	(247,746)	—	—

Net cash used for financing activities	(30,861,545)	(13,567,484)	(12,281,650)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	30	2,081	57

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	52,669	(34,112)	23,674
Cash and foreign currency at beginning of period	—	88,602	23,753

Cash and foreign currency at end of period	$52,669	$54,490	$47,427

[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

118	SEMI-ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014
				Year Ended October 31,
				2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.05	$21.15	$24.90	$30.12	$25.95	$28.33	$25.87

Net investment income[1]	0.14	0.29	0.07	0.25	0.12	0.13	0.06
Net realized and unrealized gain (loss)	1.76	(5.89)	(2.41)	(1.21)	5.67	(0.74)	4.02

Net increase (decrease) from investment operations	1.90	(5.60)	(2.34)	(0.96)	5.79	(0.61)	4.08

Distributions:[2]
From net investment income	(0.53)[3]	(0.29)	(0.47)	(0.44)	—	(0.03)	(0.24)
From net realized gain	—	—	(0.94)	(3.82)	(1.62)	(1.44)	(1.38)
From return of capital	—	(1.21)	—	—	—	(0.30)	—

Total distributions	(0.53)	(1.50)	(1.41)	(4.26)	(1.62)	(1.77)	(1.62)

Net asset value, end of period	$15.42	$14.05	$21.15	$24.90	$30.12	$25.95	$28.33

Market price, end of period	$14.20	$12.53	$19.95	$23.78	$26.82	$24.28	$26.54

Total Return[4]
Based on net asset value	14.30%[5]	(27.47)%	(9.06)%[5]	(2.36)%	23.68%	(1.76)%	16.09%

Based on market price	18.02%[5]	(31.42)%	(10.18)%[5]	4.73%	17.70%	(1.88)%	10.95%

Ratios to Average Net Assets
Total expenses	1.32%[6]	1.29%	1.30%[6]	1.26%	1.26%	1.28%	1.26%

Total expenses after fees waived and/or reimbursed	1.26%[6]	1.26%	1.26%[6]	1.26%	1.25%	1.22%	1.15%

Net investment income	2.03%[6]	1.60%	1.82%[6]	0.89%	0.42%	0.50%	0.19%

Supplemental Data
Net assets, end of period (000)	$459,845	$418,981	$629,603	$741,109	$896,635	$772,457	$843,328

Portfolio turnover rate	26%	56%	4%	85%	132%	86%	111%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	119

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014
				Year Ended October 31,
				2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.11	$15.67	$15.47	$15.31	$14.11	$13.87	$14.53

Net investment income[1]	0.06	0.11	0.04	0.55	0.31	0.33	0.35
Net realized and unrealized gain (loss)	(0.33)	0.53	0.36	0.91	2.09	1.29	0.68

Net increase (decrease) from investment operations	(0.27)	0.64	0.40	1.46	2.40	1.62	1.03

Distributions:[2]
From net investment income	(0.60)[3]	(0.14)	(0.10)	(0.65)	(0.32)	(0.33)[4]	(0.35)[4]
In excess of net investment income[5]	—	—	—	—	—	(0.20)[4]	(0.23)[4]
From net realized gain	—	(1.06)	—	—	—	(0.13)	(1.11)
From return of capital	—	—	(0.10)	(0.65)	(0.88)	(0.72)	—

Total distributions	(0.60)	(1.20)	(0.20)	(1.30)	(1.20)	(1.38)	(1.69)

Net asset value, end of period	$14.24	$15.11	$15.67	$15.47	$15.31	$14.11	$13.87

Market price, end of period	$13.45	$14.14	$13.97	$14.89	$13.52	$12.99	$12.39

Total Return[6]
Based on net asset value	(1.44)%[7]	4.66%	2.69%[7]	10.49%	18.97%	12.94%	7.56%

Based on market price	(0.52)%[7]	9.86%	(4.88)%[7]	20.43%	14.11%	16.39%	(7.11)%

Ratios to Average Net Assets
Total expenses	0.95%[8,9]	0.94%	0.99%[8]	0.93%	0.93%	0.94%	0.94%

Total expenses after fees waived and/or reimbursed	0.95%[8]	0.94%	0.95%[8]	0.93%	0.93%	0.94%	0.93%

Net investment income	0.87%[8]	0.71%	1.42%[8]	3.56%	2.15%	2.34%	2.40%

Supplemental Data
Net assets, end of period (000)	$628,295	$666,492	$691,380	$682,485	$675,472	$622,657	$612,145

Portfolio turnover rate	31%	133%	2%	80%	218%	205%	190%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.53 and $0.58, respectively.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See Notes to Financial Statements.

120	SEMI-ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014
				Year Ended October 31,
				2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$8.70	$9.24	$9.19	$8.88	$8.30	$8.03	$8.32

Net investment income[1]	0.08	0.17	0.04	0.16	0.18	0.18	0.16
Net realized and unrealized gain (loss)	0.22	(0.15)	0.10	0.76	0.96	0.77	0.38

Net increase from investment operations	0.30	0.02	0.14	0.92	1.14	0.95	0.54

Distributions:[2]
From net investment income	(0.28)[3]	(0.17)	(0.03)	(0.17)	(0.18)	(0.18)[4]	(0.16)[4]
In excess of net investment income[5]	—	—	—	—	(0.20)	(0.22)[4]	(0.35)[4]
From net realized gain	—	—	—	—	(0.18)	—	—
From return of capital	—	(0.39)	(0.06)	(0.44)	—	(0.28)	(0.32)

Total distributions	(0.28)	(0.56)	(0.09)	(0.61)	(0.56)	(0.68)	(0.83)

Net asset value, end of period	$8.72	$8.70	$9.24	$9.19	$8.88	$8.30	$8.03

Market price, end of period	$7.88	$7.61	$8.12	$8.35	$7.72	$7.41	$7.29

Total Return[6]
Based on net asset value	4.01%[7]	1.10%	1.69%[7]	11.40%	15.11%	13.22%	6.88%

Based on market price	7.45%[7]	0.63%	(1.65)%[7]	16.42%	12.09%	11.34%	(10.20)%

Ratios to Average Net Assets
Total expenses	0.87%[8]	0.86%	0.87%[8]	0.87%[9]	0.87%	0.95%	1.15%

Total expenses after fees waived and/or reimbursed	0.84%[8]	0.85%	0.84%[8]	0.86%[9]	0.87%	0.95%	1.14%

Net investment income	2.02%[8]	1.85%	2.30%[8]	1.81%	2.13%	2.16%	1.92%

Supplemental Data
Net assets, end of period (000)	$1,647,684	$1,643,508	$1,747,070	$1,648,683	$1,594,223	$1,490,096	$575,712

Portfolio turnover rate	18%	26%	0%[10]	63%	180%	185%	231%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40 and $0.51, respectively.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 0.86% and 0.86%, respectively

[10]	Amount is less than 0.5%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	121

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014
				Year Ended October 31,
				2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.25	$15.27	$15.54	$16.68	$14.99	$16.03	$18.68

Net investment income[1]	0.09	0.11	0.00 [2]	0.14	0.12	0.20	0.17
Net realized and unrealized gain (loss)	(0.43)	0.03	(0.07)	0.07	2.82	0.72	(0.54)

Net increase (decrease) from investment operations	(0.34)	0.14	(0.07)	0.21	2.94	0.92	(0.37)

Distributions:[3]
From net investment income	(0.58)[4]	(0.17)	—	(0.17)	(0.17)	(0.22)	(0.17)[5]
In excess of net investment income[6]	—	(0.10)	—	(0.28)	(0.91)	—	(0.68)[5]
From net realized gain	—	—	—	—	—	—	(0.61)
From return of capital	—	(0.89)	(0.20)	(0.90)	(0.17)	(1.74)	(0.82)

Total distributions	(0.58)	(1.16)	(0.20)	(1.35)	(1.25)	(1.96)	(2.28)

Net asset value, end of period	$13.33	$14.25	$15.27	$15.54	$16.68	$14.99	$16.03

Market price, end of period	$11.85	$12.76	$13.13	$14.00	$14.74	$13.24	$14.95

Total Return[7]
Based on net asset value	(1.70)%[8]	1.81%	(0.27)%[8]	2.10%	21.93%	7.36%	(2.55)%

Based on market price	(2.41)%[8]	6.03%	(4.82)%[8]	4.09%	21.99%	1.68%	(10.93)%

Ratios to Average Net Assets
Total expenses[9]	1.10%[10]	1.08%	1.10%[10]	1.08%	1.08%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed[9]	1.05%[10]	1.05%	1.07%[10]	1.08%	1.08%	1.10%	1.09%

Net investment income[9]	1.36%[10]	0.73%	0.00%[10,11]	0.83%	0.77%	1.34%	0.96%

Supplemental Data
Net assets, end of period (000)	$926,269	$990,318	$1,060,687	$1,079,862	$1,159,072	$1,041,210	$1,113,920

Portfolio turnover rate	27%	72%	16%	150%	279%	298%	253%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.85 and $1.44, respectively.

[6]	Taxable distribution.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2015
				Year Ended October 31,
				2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	—	—	—	—	—

[10]	Annualized.

[11]	Amount is less than 0.005%.

See Notes to Financial Statements.

122	SEMI-ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014
				Year Ended October 31,
				2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$36.19	$38.61	$40.22	$34.92	$28.34	$26.65	$27.19

Net investment income (loss)[1]	0.02	(0.06)	(0.01)	(0.00)[2]	0.12	0.08	(0.01)
Net realized and unrealized gain (loss)	(1.17)	4.34	1.10	9.14	8.85	4.11	1.71

Net increase (decrease) from investment operations	(1.15)	4.28	1.09	9.14	8.97	4.19	1.70

Distributions:[3]
From net investment income	(1.20)[4]	(0.63)	(0.01)	(0.10)	(0.06)	(0.09)	—
From net realized gain	—	(6.07)	(2.69)	(3.74)	(2.33)	(2.41)	(2.24)

Total distributions	(1.20)	(6.70)	(2.70)	(3.84)	(2.39)	(2.50)	(2.24)

Net asset value, end of period	$33.84	$36.19	$38.61	$40.22	$34.92	$28.34	$26.65

Market price, end of period	$35.62	$39.35	$42.70	$41.37	$33.56	$27.86	$25.81

Total Return[5]
Based on net asset value	(3.11)%[6]	10.70%	2.38%[6]	28.00%	33.37%	16.42%	6.43%

Based on market price	(6.25)%[6]	8.87%	10.07%[6]	36.99%	30.38%	18.17%	3.26%

Ratios to Average Net Assets
Total expenses	1.15%[7,8,9]	1.13%	1.16%[7]	1.11%	1.12%	1.13%	1.14%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.13%[7]	1.12%	1.11%[7]	1.11%	1.12%	1.13%	1.13%

Net investment income (loss)	0.11%[7]	(0.14)%	(0.10)%[7]	(0.01)%	0.38%	0.29%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$279,028	$297,530	$303,103	$313,933	$270,161	$218,377	$202,675

Portfolio turnover rate	29%	68%	6%	74%	155%	209%	226%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	123

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014
				Year Ended October 31,
				2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$6.95	$7.61	$7.89	$9.05	$8.28	$8.72	$10.52

Net investment income (loss)[1]	0.07	0.08	(0.00)[2]	0.10	0.13	0.16	0.14
Net realized and unrealized gain (loss)	(0.37)	(0.15)	(0.17)	(0.53)	1.31	0.35	(0.58)

Net increase (decrease) from investment operations	(0.30)	(0.07)	(0.17)	(0.43)	1.44	0.51	(0.44)

Distributions:[3]
From net investment income	(0.29)[4]	(0.11)	—	(0.13)	(0.17)	(0.18)	(0.14)[5]
In excess of net investment income[6]	—	—	—	(0.08)	—	—	(0.53)[5]
From return of capital	—	(0.48)	(0.11)	(0.52)	(0.50)	(0.77)	(0.69)

Total distributions	(0.29)	(0.59)	(0.11)	(0.73)	(0.67)	(0.95)	(1.36)

Net asset value, end of period	$6.36	$6.95	$7.61	$7.89	$9.05	$8.28	$8.72

Market price, end of period	$5.75	$6.24	$6.74	$7.26	$8.14	$7.41	$7.88

Total Return[7]
Based on net asset value	(3.75)%[8]	(0.47)%	(2.10)%[8]	(4.49)%	19.25%	7.65%	(4.55)%

Based on market price	(3.08)%[8]	0.90%	(5.77)%[8]	(2.29)%	19.86%	6.61%	(14.07)%

Ratios to Average Net Assets
Total expenses[9]	1.12%[10]	1.09%	1.12%[10]	1.10%	1.09%	1.11%	1.10%

Total expenses after fees waived and/or reimbursed[9]	1.01%[10]	1.01%	1.03%[10]	1.05%	1.07%	1.11%	1.10%

Net investment income (loss)[9]	2.10%[10]	1.09%	(0.13)%[10]	1.17%	1.49%	1.97%	1.37%

Supplemental Data
Net assets, end of period (000)	$699,912	$763,986	$836,552	$867,986	$995,736	$910,481	$959,153

Portfolio turnover rate	32%	67%	14%	195%	266%	226%	217%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.67.

[6]	Taxable distribution.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2015
				Year Ended October 31,
				2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	—	—	—	—	—

[10]	Annualized.

See Notes to Financial Statements.

124	SEMI-ANNUAL REPORT	JUNE 30, 2016

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014				Period March 30, 2011[1] through October 31, 2011
				Year Ended October 31
				2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.35	$11.67	$12.50	$13.54	$15.42	$16.83	$19.10 [2]

Net investment income[3]	0.08	0.25	0.04	0.23	0.25	0.18	0.03
Net realized and unrealized gain (loss)	1.13	(2.76)	(0.72)	(0.27)	(0.97)	(0.19)	(1.57)

Net increase (decrease) from investment operations	1.21	(2.51)	(0.68)	(0.04)	(0.72)	(0.01)	(1.54)

Distributions:[4]
From net investment income	(0.31)[5]	(0.25)	(0.02)	(0.31)	(0.14)	(0.26)	—
From net realized gain	—	—	—	—	—	(0.01)	(0.24)
From return of capital	—	(0.56)	(0.13)	(0.69)	(1.02)	(1.13)	(0.46)

Total distributions	(0.31)	(0.81)	(0.15)	(1.00)	(1.16)	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	—	—	—	—	—	—	(0.03)

Net asset value, end of period	$9.25	$8.35	$11.67	$12.50	$13.54	$15.42	$16.83

Market price, end of period	$7.70	$7.11	$9.71	$10.78	$11.68	$14.12	$14.95

Total Return[6]
Based on net asset value	15.67%[7]	(21.31)%	(5.20)%[7]	0.61%	(3.61)%[8]	0.90%	(7.80)%[7]

Based on market price	13.08%[7]	(19.47)%	(8.53)%[7]	0.58%	(9.19)%	4.02%	(21.79)%[7]

Ratios to Average Net Assets
Total expenses	1.09%[9]	1.07%	1.15%[9]	1.35%[10]	1.27%	1.25%	1.35%[9]

Total expenses after fees waived and/or reimbursed	1.09%[9]	1.07%	1.04%[9]	1.06%[10]	1.07%	1.05%	1.13%[9]

Net investment income	1.92%[9]	2.43%	2.01%[9]	1.70%	1.76%	1.14%	0.27%[9]

Supplemental Data
Net assets, end of period (000)	$916,693	$827,040	$1,156,499	$582,220	$630,617	$718,016	$783,792

Portfolio turnover rate	56%	74%	2%	62%	156%	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s total return would have been (3.68)%.

[9]	Annualized.

[10]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.26% and 1.06%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	125

Financial Highlights	BlackRock Science and Technology Trust (BST)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period October 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$19.70	$19.43	$19.10 [2]

Net investment income (loss)[3]	0.02	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.34)	1.44	0.48

Net increase (decrease) from investment operations	(0.32)	1.47	0.47

Distributions:[4]
From net investment income	(0.60)[5]	(0.03)	(0.00)[6]
In excess of net investment income	—	(0.01)	—
From return of capital	—	(1.16)	(0.10)

Total distributions	(0.60)	(1.20)	(0.10)

Capital Charges with respect to the issuance of Shares	—	—	(0.04)

Net asset value, end of period	$18.78	$19.70	$19.43

Market price, end of period	$16.50	$17.31	$17.59

Total Return[7]
Based on net asset value	(1.15)%[8]	8.61%	2.31%[8]

Based on market price	(1.11)%[8]	5.36%	(11.55)%[8]

Ratios to Average Net Assets
Total expenses	1.10%[9]	1.12%	1.19%[9]

Total expenses after fees waived and paid indirectly	0.90%[9]	0.92%	0.97%[9]

Net investment income (loss)	0.17%[9]	0.15%	(0.24)%[9]

Supplemental Data
Net assets, end of period (000)	$422,742	$443,477	$437,380

Portfolio turnover rate	41%	91%	7%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[6]	Amount is greater than $(0.005) per share.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Annualized.

See Notes to Financial Statements.

126	SEMI-ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock Utility and Infrastructure Trust (BUI)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014			Period November 25, 2011[1] through October 31, 2012
				Year Ended October 31,
				2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$19.50	$22.47	$22.40	$20.78	$20.22	$19.10 [2]

Net investment income[3]	0.28	0.47	0.11	0.51	0.57	0.54
Net realized and unrealized gain (loss)	2.02	(1.99)	0.20	2.68	1.44	1.71

Net increase (decrease) from investment operations	2.30	(1.52)	0.31	3.19	2.01	2.25

Distributions:[4]
From net investment income	(0.73)[5]	(0.42)	(0.10)	(0.51)	(0.52)	(0.49)
From net realized gain	—	(0.54)	—	(0.37)	(0.42)	(0.41)
From return of capital	—	(0.49)	(0.14)	(0.69)	(0.51)	(0.19)

Total distributions	(0.73)	(1.45)	(0.24)	(1.57)	(1.45)	(1.09)

Capital charges with respect to the issuance of shares	—	—	—	—	—	(0.04)

Net asset value, end of period	$21.07	$19.50	$22.47	$22.40	$20.78	$20.22

Market price, end of period	$20.37	$16.78	$20.74	$20.02	$18.36	$19.03

Total Return[6]
Based on net asset value	12.36%[7]	(6.09)%	1.50%[7]	16.94%	11.18%	12.05%[7]

Based on market price	26.23%[7]	(12.45)%	4.82%[7]	18.29%	4.37%	0.71%[7]

Ratios to Average Net Assets
Total expenses	1.12%[8]	1.11%	1.17%[8]	1.10%	1.11%	1.12%[8]

Total expenses after fees waived and/or reimbursed	1.12%[8]	1.11%	1.11%[8]	1.10%	1.10%	1.11%[8]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.12%[8]	1.11%	1.11%[8]	1.10%	1.10%	1.10%[8]

Net investment income	2.84%[8]	2.24%	2.83%[8]	2.36%	2.83%	2.94%[8]

Supplemental Data
Net assets, end of period (000)	$356,201	$329,747	$379,830	$378,762	$351,325	$341,939

Portfolio turnover rate	3%	20%	2%	41%	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2016	127

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts” or individually, as a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Global Opportunities Equity Trust	BOE	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Non-diversified
BlackRock International Growth and Income Trust	BGY	Delaware	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utility and Infrastructure Trust	BUI	Delaware	Non-diversified

The Boards of Directors/Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. During the six months ended June 30, 2016, there were no transactions in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies:

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, options written and forward foreign currency exchange contracts), that would be treated as “senior securities” for 1940 Act purposes, such Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, a Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

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Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to each Trust’s level distribution plan, each Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Trusts enter into contracts that contain a variety of representations that provide general indemnification. The Trusts’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

Correction of Previously Issued Financial Statements: For the year ended December 31, 2015, the Distributions in excess of net investment income was overstated by $168,242 within the section “Net Assets Consist of” on the Statements of Assets and Liabilities for BGY. As a result, there was a corresponding understatement of Net Assets within this section. In addition, the Statements of Changes in Net Assets and the Financial Highlights reflected the immaterial error in the Distributions in excess of net investment income and Net Assets amounts, respectively. The affiliated income disclosed in the Notes to the Schedule of Investments was overstated by $168,242 as well. Management elected to revise the financial statements to correct these errors. The corrections have no impact on the amounts previously reported for net investment income, performance or net asset value per share. In addition, there is no impact to reports previously filed for other interim or annual periods.

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Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee of the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trust’s use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

•

Each Trust values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating

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Notes to Financial Statements (continued)

valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

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Notes to Financial Statements (continued)

defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties, obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s met payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

BOE
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$1,582,304	$(1,582,304)	—

BME
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 32,686	$ (32,686)	—
Credit Suisse Securities (USA) LLC	120,470	(120,470)	—
Total	$153,156	$(153,156)	—

BCX
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$1,003,473	$(1,003,473)	—
Morgan Stanley & Co. LLC	233,328	(233,328)	—
Total	$1,236,801	$(1,236,801)	—

BST
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$ 30,913	$ (30,400)	$ 513
JP Morgan Securities LLC	781,190	(781,190)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	959,930	(944,000)	15,930
Total	$1,772,033	$(1,755,590)	$16,443

BUI
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$370,069	$(370,069)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	486,169	(486,169)	—
Total	$856,238	$(856,238)	—

[1]

Collateral with a value of $1,705,953, $156,732, $1,337,693, $1,763,760 and $887,226 has been received in connection with securities lending agreements for BOE, BME, BCX, BST and BUI, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Trusts could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

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Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as equity risk. Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable or payable on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts to gain or deduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premium paid on option purchased (and premium received on options written) as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires a realize a gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is typically “covered,” meaning that the they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Notes to Financial Statements (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, a Trust’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust, except BCX and BST, pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80%
BOE	1.00%
BME	1.00%

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00%
BUI	1.00%

BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Fund (excluding the value of the Fund’s interest in its subsidiary) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Fund and its subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Fund, the value of the Fund’s interest in its subsidiary).

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Notes to Financial Statements (continued)

BST pays the Manager a monthly fee of 1.00% of its average daily managed assets. “Managed Assets” mean the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Expense Limitations/Waivers/Reimbursements/Recoupments

The Manager has agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15%	December 31, 2019
	0.10%	December 31, 2020
	0.05%	December 31, 2021

The Manager has voluntarily agreed to waive a portion of its investment advisory fees on the following Trusts as a percentage of average weekly net assets as follows:

BGR	0.050%
BDJ	0.025%
BOE	0.050%

The Manager has voluntarily agreed to waive 0.10% of BGY’s investment advisory fees as a percentage of its average daily net assets.

These voluntary waivers may be reduced or discontinued at any time without notice.

For the six months ended June 30, 2016, investment advisory fees waived which is included in fees waived by the Manager in the Statements of Operations were as follows:

BGR	$105,139
BDJ	$198,537
BOE	$229,414
BGY	$353,859
BST	$410,856

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amounts waived pursuant to this arrangement were as follows:

BGR	$3,297
CII	$6,779
BDJ	$2,785
BOE	$10,521
BME	$4,978
BGY	$26,792
BCX	$5,825
BST	$862
BUI	$3,216

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for BGR and BCX. The Manager pays BIL for services it provides to each Trust, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the

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Notes to Financial Statements (continued)

Distribution Agreement, BME compensates BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Securities Lending

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective January 1, 2015, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2016, each Trust paid BIM the following amounts for securities lending agent services:

BGR	$225
CII	$172
BDJ	$4
BOE	$3,796
BME	$387
BGY	$3,956
BCX	$8,323
BST	$4,813
BUI	$2,537

Officers and Trustees

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BCX	$435,002	—
BGY	$751,734	—

136	SEMI-ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$109,685,531	$137,297,122
CII	$192,696,649	$213,538,909
BDJ	$297,676,279	$345,917,774
BOE	$246,610,325	$272,384,539
BME	$75,619,580	$82,363,759
BGY	$207,646,362	$206,327,971
BCX	$479,578,427	$528,496,996
BST	$174,164,915	$187,217,640
BUI	$8,904,770	$17,199,697

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for the year ended December 31, 2015, the period ended December 31, 2014 and each of the three years ended October 31, 2014 with the exception of BST and BUI. The statutes of limitations on BUI’s U.S. federal tax returns remains open for the year ended December 31, 2015, the period ended December 31, 2014, the two years ended October 31, 2014 and the period ended October 31, 2012. The statutes of limitations on BST’s U.S. federal tax returns remains open for the year ended December 31, 2015 and the period ended December 31, 2014. The statute of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ as of June 30, 2016, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BGR	CII	BDJ	BOE	BGY	BCX	BST
No expiration date[3]	$90,148,351	—	$10,263,758	—	$13,249,726	$351,265,582	$17,183,438
2016	—	$4,870,467	61,470,173	$38,148,041	458,843,935	2,659,644	—
2017	—	2,532,028	8,526,748	—	55,605,462	1,795,201	—

Total	$90,148,351	$7,402,495	$80,260,679	$38,148,041	$527,699,123	$355,720,427	$17,183,438

[3]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BME
Tax cost	$465,644,055	$623,449,376	$1,373,837,925	$873,969,583	$206,745,144

Gross unrealized appreciation	$32,103,727	$34,080,057	$322,116,420	$121,767,415	$77,952,774
Gross unrealized depreciation	(30,716,537)	(31,641,271)	(31,977,013)	(48,407,728)	(2,763,730)

Net unrealized appreciation	$1,387,190	$2,438,786	$290,139,407	$73,359,687	$75,189,044

	BGY	BCX	BST	BUI
Tax cost	$697,394,190	$872,694,219	$360,627,995	$272,308,247

Gross unrealized appreciation	$49,812,541	$82,934,549	$75,890,072	$98,493,576
Gross unrealized depreciation	(49,782,570)	(27,913,100)	(9,493,793)	(9,434,881)

Net unrealized appreciation	$29,971	$55,021,449	$66,396,279	$89,058,695

SEMI-ANNUAL REPORT	JUNE 30, 2016	137

Notes to Financial Statements (continued)

9. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy; the overall market and local, regional or global political or/and social or instability; as well as currency, interest rate and price fluctuations also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX
Health Care	BME
Information Technology	BST
Utilities	BUI
Materials	BCX

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in United States securities. Investment percentages in specific countries are presented in the Schedule of Investments.

138	SEMI-ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

BOE, BGY and BCX invests a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, BOE’s and BGY’s investments had the following industry classifications:

Industry	BOE	BGY
Banks	7%	11%
Internet Software & Services	7%	2%
Oil, Gas & Consumable Fuels	7%	7%
Beverages	5%	7%
Pharmaceuticals	5%	10%
Diversified Telecommunication Services	3%	5%

*	All other industries held were each less than 5%.

10. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
BME	—	252,980

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestments:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
BGR	—	59,109
BME	25,472	117,681

For the six months ended June 30, 2016, BGR, CII, BDJ, BOE, BGY, BCX, BST and BUI and for the year ended December 31, 2015, CII, BDJ, BOE, BGY, BCX, BST and BUI, shares issued and outstanding remained constant.

On June 9, 2016, BME filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional

2,500,000 Common Shares through a Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). As of period end, 2,500,000 Common Shares remain available for issuance under the Shelf Offering. From August 12, 2015 to June 9, 2016, BME was authorized to issue 453,000 Common Shares under a previous Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by BME in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

SEMI-ANNUAL REPORT	JUNE 30, 2016	139

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a distribution on July 29, 2016 to shareholders of record on July 15, 2016 as follows:

Common Dividend Per Share
BGR	$0.0776
CII	$0.1000
BDJ	$0.0467
BOE	$0.0780
BME	$0.2000
BGY	$0.0380
BCX	$0.0446
BST	$0.1000
BUI	$0.1210

Additionally, certain Trusts declared a distribution in the following amounts per share on August 31, 2016 payable to shareholders of record on August 15, 2016 as follows:

Common Dividend Per Share
BGR	$0.0776
CII	$0.1000
BDJ	$0.0467
BOE	$0.0780
BME	$0.2000
BGY	$0.0380
BCX	$0.0446
BST	$0.1000
BUI	$0.1210

140	SEMI-ANNUAL REPORT	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Utility and Infrastructure Trust (“BUI”) and BlackRock Science and Technology Trust (“BST” and together with BGR, CII, BDJ, BOE, BME, BGY, BCX and BUI, each a “Trust,” and, collectively, the “Trusts”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Board of each of BGR and BCX also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock International Limited (the “Sub-Advisor”), and the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock”. The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Advisory Agreement for its Trust, and with respect to BGR and BCX, the Sub-Advisory Agreement, on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement(s) for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement(s) for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement(s) for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer

SEMI-ANNUAL REPORT	JUNE 30, 2016	141

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

group of funds as determined by Broadridge,1 as well as the performance of the Trust as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement(s) and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement(s) for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. The Board of each of BGR and BCX, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Trust, for a one-year term ending June 30, 2017. In approving the continuation of the Agreement(s) for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, and with respect to BME, registration statements in connection with BME’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) preparing periodic filings with regulators; (iv) oversight of daily accounting and pricing; (v) preparing periodic filings with regulators and stock exchanges; (vi) overseeing and coordinating the activities of other service providers; (vii) organizing Board meetings and preparing the materials for such Board meetings; (viii) providing legal and compliance support; (ix) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (x) performing other administrative

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and the performance of the Trust as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BST noted that for each of the one-year and since-inception periods reported, BST exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BST.

The Board of each of BCX and BUI noted that for each of the one-year, three-year and since-inception periods reported, its Trust exceeded its customized benchmark. The since inception period for BCX and BUI is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BCX and BUI.

The Board of BME noted that for the one-year, three-year and since-inception periods reported, BME exceeded, exceeded and underperformed its customized benchmark. The since inception period for BME is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BME.

The Board of BGR noted that for each of the one-year, three-year and since-inception periods reported, BGR underperformed its customized benchmark. The since inception period for BGR is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGR. The Board and BlackRock reviewed and discussed the reasons for BGR’s underperformance during these periods. The Board was informed that, among other things, poor sub-sector allocation decisions was a primary detractor, coupled with the portfolio management team’s decision to increase BGR’s oil price sensitivity.

The Board of CII noted that for the one-year, three-year and since-inception periods reported, CII exceeded, underperformed and underperformed, respectively, its customized benchmark. The since inception period for CII is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for CII. The Board also noted CII’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for CII’s underperformance during the three-year and since-inception periods. The Board was informed that, among other things, poor stock selection was the key driver of underperformance relative to the customized benchmark.

The Board of BDJ noted that for the one-year, three-year and since-inception periods reported, BDJ exceeded, underperformed and underperformed its customized benchmark. The since inception period for BDJ is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BDJ. The Board also noted BDJ’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for BDJ’s underperformance during the three-year and since-inception periods. The Board was informed that, among other things, the largest detractor from relative performance was BDJ’s underweight and stock selection in healthcare and information technology sectors.

The Board of BOE noted that for the one-year, three-year and since-inception periods reported, BOE exceeded, underperformed and underperformed its customized benchmark. The since inception period for BOE is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BOE. The Board also noted BOE’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for BOE’s underperformance during the three-year and since-inception

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

periods. The Board was informed that, among other things, BOE’s overweight positions in developed markets and volatility stocks coupled with underweight positions in emerging markets and value stocks hindered performance during the three-year and since-inception periods.

The Board of BGY noted that for the one-year, three-year and since-inception periods reported, BGY exceeded, underperformed, and underperformed its customized benchmark. The since inception period for BGY is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGY. The Board also noted BGY’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for BGY’s underperformance during the three-year and since-inception periods. The Board was informed that, among other things, BGY’s overweight positions in developed markets and volatility stocks coupled with underweight positions in emerging markets and value stocks hindered performance during the three-year and since-inception periods.

The Board of each of BGR, CII, BDJ, BOE and BGY and BlackRock discussed BlackRock’s strategy for improving its Trust’s investment performance. Discussions covered topics such as: investment risks undertaken by the Trust; performance attribution; the Trust’s investment personnel; and the resources appropriate to support the Trust’s investment processes. Each such Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

BlackRock and the Board of each of CII and BDJ previously had concurred, given each Trust’s poor historical performance, in making changes within the portfolio management team. Both BlackRock and the Board of each of CII and BDJ are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board of each of CII and BDJ will continue to monitor its Trust’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement(s) and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

144	SEMI-ANNUAL REPORT	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of each of CII and BUI noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BCX noted that BCX’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of each of BME and BST noted that its Trust’s contractual management fee rate ranked second out of four funds, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board of BGR noted that BGR’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BGR. This waiver was implemented on July 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to an increase to the voluntary advisory fee waiver. This increase was implemented on July 1, 2016.

The Board of BDJ noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BDJ. This waiver was implemented on July 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to remove the voluntary advisory fee waiver. This adjustment was implemented on July 1, 2016.

The Board of BOE noted that BOE’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BOE. This waiver was implemented on July 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of BGY noted that BGY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BGY. The Board further noted that BlackRock had agreed to an increase to the voluntary advisory fee waiver. This waiver increase was implemented on July 1, 2015. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of BME noted that although BME may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of BME’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement(s) for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

SEMI-ANNUAL REPORT	JUNE 30, 2016	145

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. The Board of each of BGR and BCX, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Trust, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement(s) for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement(s) for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

146	SEMI-ANNUAL REPORT	JUNE 30, 2016

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

Catherine A. Lynch, Trustee

W. Carl Kester, Trustee

Barbara Novick , Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Trustee of the Trusts.

Effective March 31, 2016, Alastair Bishop became a portfolio manager of BCX. The other portfolio managers are Kyle McClements, Christopher Accettella, Thomas Holl and Skye Macpherson.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Trustee of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Ltd.[1] Edinburgh, EH3 8BL United Kingdom	Accounting Agent The Bank of New York Mellon Wilmington, DE 19809	Custodians The Bank of New York Mellon[2] New York, NY 10286 Brown Brothers Harriman & Co.[3] Boston, MA 02109

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BGR and BCX.

[2]	For all Trusts except CII.

[3]	For CII.

SEMI-ANNUAL REPORT	JUNE 30, 2016	147

Additional Information

Trust Certification

All Trusts are listed for trading on the NYSE. All Trusts have filed with the relevant exchange their annual chief executive officer certification regarding compliance with such exchange’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust have not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The prospectus for BME includes additional information about the Trustees of the Trusts and is available, without charge, upon request, by calling 1-800-882-0052.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as described on page 142, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’ at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts’ voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

148	SEMI-ANNUAL REPORT	JUNE 30, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 12, 2015 and June 9, 2016, BME filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JUNE 30, 2016	149

This report is intended for existing current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-6/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Science and Technology Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date:	September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date:	September 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Science and Technology Trust

Date:	September 2, 2016

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